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                                                                   EXHIBIT 10.33

                          CREDIT AND GUARANTY AGREEMENT

                       dated as of December 19,2003

                                     among,

                              THL BEDDING COMPANY,
                                   as Company,

           THL-SC BEDDING COMPANY AND CERTAIN SUBSIDIARIES OF COMPANY,
                                 as Guarantors,

                    THE FINANCIAL INSTITUTIONS LISTED HEREIN,
                                   as Lenders,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
     as Sole Bookrunner, a Joint Lead Arranger and as Co-Syndication Agent,

                               UBS SECURITIES LLC,
              as a Joint Lead Arranger and as Co-Syndication Agent,

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                             as Administrative Agent

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Co-Documentation Agent

                                       and

                        CIT LENDING SERVICES CORPORATION,
                            as Co-Documentation Agent

             $480,000,000 TERM LOAN AND REVOLVING CREDIT FACILITIES

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                                TABLE OF CONTENTS

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SECTION 1. DEFINITIONS; INTERPRETATION ..................................      2
   1.1   Defined Terms ..................................................      2
   1.2   Accounting Terns ...............................................     39
   1.3   Interpretation, etc ............................................     39

SECTION 2. CREDIT EXTENSIONS ............................................     40
   2.1   Tranche B Term Loans ...........................................     40
   2.2   Revolving Loans and Swing Line Loans ...........................     40
   2.3   Letters of Credit ..............................................     43
   2.4   Pro Rata Shares ................................................     48
   2.5   Use of Proceeds ................................................     48
   2.6   Notes; Register; Lenders' Books and Records ....................     49
   2.7   Interest Payments ..............................................     50
   2.8   Conversion; Continuation .......................................     51
   2.9   Post-Maturity Interest .........................................     52
   2.10  Fees ...........................................................     52
   2.11  Scheduled Payments .............................................     53
   2.12  Voluntary Prepayments/Commitment Reductions ....................     54
   2.13  Mandatory Prepayments/Commitment Reductions ....................     57
   2.14  Application of Prepayments and Reductions of Commitments .......     59
   2.15  Collateral Proceeds; Guaranty Payments .........................     60
   2.16  General Provisions Regarding Payments ..........................     60
   2.17  Ratable Sharing ................................................     61
   2.18  Making or Maintaining Eurodollar Rate Loans ....................     62
   2.19  Increased Costs; Capital Adequacy ..............................     64
   2.20  Taxes; Withholding, Etc ........................................     65
   2.21  Capital Adequacy Adjustment ....................................     68
   2.22  Obligation to Mitigate .........................................     68
   2.23  Defaulting Lenders .............................................     69
   2.24  Removal or Replacement of a Lender .............................     70
   2.25  Incremental Facilities .........................................     71

SECTION 3. CONDITIONS PRECEDENT .........................................     73
   3.1   Closing Date ...................................................     73
   3.2   Conditions to Each Credit Extension ............................     79

SECTION 4. REPRESENTATIONS AND WARRANTIES ...............................     80
   4.1   Organization and Powers ........................................     80
   4.2   Qualification and Good Standing ................................     80
   4.3   Subsidiaries ...................................................     81
   4.4   Authorization of Borrowing; No Conflict ........................     81
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   4.5   Governmental Consents ..........................................     81
   4.6   Binding Obligation .............................................     82
   4.7   Valid Issuance of the Senior Subordinated Notes ................     82
   4.8   Financial Condition ............................................     82
   4.9   No Material Adverse Change .....................................     82
   4.10  Litigation; Adverse Facts ......................................     82
   4.11  Payment of Taxes ...............................................     83
   4.12  Title to Properties; Real Property .............................     83
   4.13  Collateral .....................................................     83
   4.14  Environmental ..................................................     84
   4.15  No Defaults ....................................................     85
   4.16  Governmental Regulation ........................................     85
   4.17  Margin Stock ...................................................     85
   4.18  Employee Matters ...............................................     85
   4.19  Employee Benefit Plans .........................................     85
   4.20  [Reserved] .....................................................     86
   4.21  Solvency .......................................................     86
   4.22  Certain Related Agreements .....................................     86
   4.23  [Reserved] .....................................................     86
   4.24  Disclosure .....................................................     86
   4.25  Intellectual Property ..........................................     87

SECTION 5. AFFIRMATIVE COVENANTS ........................................     87
   5.1   Financial Statements and Other Reports .........................     87
   5.2   Legal Existence, etc ...........................................     91
   5.3   Payment of Taxes and Claims ....................................     91
   5.4   Maintenance of Properties ......................................     92
   5.5   Insurance ......................................................     92
   5.6   Inspection Rights; Lender Meeting ..............................     92
   5.7   Compliance with Laws, Etc ......................................     93
   5.8   Environmental Matters ..........................................     93
   5.9   Subsidiaries ...................................................     95
   5.10  Interest Rate Protection .......................................     96
   5.11  [Reserved] .....................................................     96
   5.12  Matters Relating to Additional Real Property Collateral ........     96
   5.13  Further Assurances .............................................     98
   5.14  Execution of Credit Documents ..................................     98

SECTION 6. NEGATIVE COVENANTS ...........................................     98
   6.1   Indebtedness ...................................................     98
   6.2   Liens ..........................................................    101
   6.3   Investments ....................................................    102

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   6.4   [Reserved] .....................................................    105
   6.5   Restricted Junior Payments .....................................    105
   6.6   Financial Covenants ............................................    108
   6.7   Fundamental Changes; Asset Sales ...............................    110
   6.8   Consolidated Capital Expenditures ..............................    111
   6.9   Sales and Lease-Backs ..........................................    112
   6.10  Transactions with Shareholders and Affiliates ..................    112
   6.11  Amendments or Waivers of Certain Documents .....................    113
   6.12  Conduct of Company Business ....................................    113
   6.13  Special Covenants of Holdings ..................................    113
   6.14  Fiscal Year ....................................................    114
   6.15  Securities of Company and Subsidiaries; Restrictions on
         Subsidiaries ...................................................    114
   6.16  Designated Senior Debt .........................................    114

SECTION 7. GUARANTY .....................................................    115
   7.1   Guaranty of the Obligations ....................................    115
   7.2   Limitation on Amount Guarantied ................................    115
   7.3   Payment by Guarantors ..........................................    116
   7.4   Liability of Guarantors Absolute ...............................    116
   7.5   Waivers by Guarantors ..........................................    118
   7.6   Guarantors' Rights of Subrogation, Contribution. Etc ...........    119
   7.7   Subordination of Other Obligations .............................    120
   7.8   Continuing Guaranty ............................................    120
   7.9   Authority of Guarantors or Company .............................    120
   7.10  Financial Condition of Company and Guarantors ..................    120
   7.11  Bankruptcy, Etc ................................................    121
   7.12  Discharge of Guaranty Upon Sale of Guarantor ...................    121

SECTION 8. EVENTS OF DEFAULT ............................................    121
   8.1   Events of Default ..............................................    121
   8.2   Certain Option of Lenders ......................................    125
   8.3   Company's Right to Cure Financial Performance Covenants ........    126

SECTION 9. AGENTS .......................................................    126
   9.1   Appointment of Agents ..........................................    126
   9.2   Powers and Duties ..............................................    127
   9.3   General Immunity ...............................................    127
   9.4   Agent Entitled to Act as Lender ................................    128
   9.5   Lenders' Representations and Warranties ........................    128
   9.6   Right to Indemnity .............................................    129
   9.7   Successor Administrative Agent and Swing Line Lender ...........    129
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   9.8   Collateral Documents and Guaranties ............................    130

SECTION 10. MISCELLANEOUS ...............................................    132
   10.1  Notices ........................................................    132
   10.2  Expenses .......................................................    132
   10.3  Indemnity ......................................................    133
   10.4  Set-Off ........................................................    134
   10.5  Amendments and Waivers .........................................    135
   10.6  Successors and Assigns; Participations .........................    137
   10.7  Independence of Covenants ......................................    140
   10.8  Survival of Representations, Warranties and Agreements .........    140
   10.9  No Waiver; Remedies Cumulative .................................    140
   10.10 Marshalling; Payments Set Aside ................................    140
   10.11 Severability ...................................................    141
   10.12 Obligations Several; Independent Nature of Lenders' Rights .....    141
   10.13 Headings .......................................................    141
   10.14 APPLICABLE LAW .................................................    141
   10.15 CONSENT TO JURISDICTION AND SERVICE OF
         PROCESS ........................................................    141
   10.16 WAIVER OF JURY TRIAL ...........................................    142
   10.17 Confidentiality ................................................    142
   10.18 Counterparts; Effectiveness ....................................    143
   10.19 Maximum Amount .................................................    144

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SCHEDULES:

   1.1(b)   Term Loan Amounts, Revolving Loan Commitments and Pro Rata Shares
   3.l(e)   Closing Date Mortgaged Property
   4.1      Subsidiaries of Holdings
   4.12     Real Property Assets
   6.1      Certain Existing Indebtedness
   6.2      Certain Existing Liens
   6.3      Certain Existing Investments

EXHIBITS:

   A-1      Funding Notice
   A-2      Conversion/Continuation Notice
   A-3      Request for Issuance
   B-1      Tranche B Term Loan Note
   B-2      New Term Loan Note
   B-3      Revolving Note
   B-4      Swing Line Note
   C        Compliance Certificate
   D-1      Opinion of Weil, Gotshal & Manges LLP
   D-2      Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
   E        Assignment Agreement
   F        Certificate Re Non-Bank Status
   G        Solvency Certificate
   H        Closing Date Certificate
   I        Counterpart Agreement
   J        Pledge and Security Agreement
   K        Mortgage
   L        Certain Adjustments to EBITDA
   M        Joinder Agreement
   N        Assumption Agreement
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                          CREDIT AND GUARANTY AGREEMENT

         This CREDIT AND GUARANTY AGREEMENT dated as of December 19, 2003, is entered into by and among THL BEDDING COMPANY, a Delaware corporation ("COMPANY"), THL-SC BEDDING COMPANY, a Delaware corporation ("HOLDINGS"), CERTAIN SUBSIDIARIES OF COMPANY PARTY HERETO, as Guarantors, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as sole bookrunner, joint lead arranger and as co-syndication agent, THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HERETO (together with each such institution's successors and permitted assigns, each a "LENDER"), UBS SECURITIES LLC ("UBSS"), as joint lead arranger and co-syndication agent, DEUTSCHE BANK AG, NEW YORK BRANCH ("DBNY"), as administrative agent for Lenders (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as collateral agent for Lenders (together with its permitted successors in such capacity, "COLLATERAL AGENT"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE CAPITAL") as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION ("CIT") as Co-Documentation Agent.

                                    RECITALS

         WHEREAS, capitalized terms used herein having the meanings assigned to those terms in Section 1.1;

         WHEREAS, the Equity Investors have formed Parent, Holdings and its wholly-owned Subsidiary, Company, for the purpose of consummating the transactions described below;

         WHEREAS, (i) Company intends to acquire (the "ACQUISITION") not less than 84% of the outstanding capital stock of Simmons HoldCo, (ii) the Management Investors intend to exchange certain of their outstanding common stock of Simmons HoldCo (or options to acquire common stock) for common stock of Holdings or Parent, (iii) Fenway will exchange all of its outstanding common stock of Simmons HoldCo for 10% of common stock of Holdings or Parent, and (iv) Company will make cash payments to Sellers;

         WHEREAS, Company has requested that Lenders extend certain credit facilities in an aggregate principal amount of $480,000,000 the proceeds of which will be used, together with (i) the net cash proceeds of the Equity Financing contributed by Holdings to Company, (ii) not less than $200,000,000 in cash proceeds of the Senior Subordinated Notes and (iii) not less than $140,000,000 in cash proceeds of the Senior Unsecured Term Loans, to satisfy the Acquisition Financing Requirements and to provide financing for the working capital and general corporate requirements of Holdings and its Subsidiaries;

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         WHEREAS, concurrently with the consummation of the Acquisition, Company will merge with and into Simmons HoldCo, with Simmons HoldCo being the surviving corporation and, immediately following such merger, Simmons Company, a Delaware corporation ("PRE-MERGER SIMMONS"), will merge with and into Simmons HoldCo with Simmons HoldCo being the surviving corporation and changing its name to "Simmons Company", such surviving company being referred to herein as "SIMMONS" (collectively, the "MERGERS");

         WHEREAS, immediately following the consummation of the Mergers, all references herein to "Company" shall be deemed to be references to Simmons, as the surviving corporation;

         WHEREAS, Company desires to secure all of the Obligations by granting to Collateral Agent, on behalf of the Secured Parties, a First Priority Lien on certain of its real and substantially all of its personal property, including a pledge of all of the capital stock of each of its Domestic Subsidiaries and 65% of the capital stock of each of the Foreign Subsidiaries which is directly owned by Company; and

         WHEREAS, Holdings and certain Subsidiaries of Company desire to guarantee the Obligations and to secure their guaranties by granting to Collateral Agent, on behalf of the Secured Parties, a First Priority Lien on certain of their real and substantially all of their respective personal property, including (i) a pledge of all of the capital stock of Company and (ii) a pledge of all of the capital stock of each Domestic Subsidiary which is a Subsidiary Guarantor and 65% of the capital stock of each Foreign Subsidiary which is directly owned by a Subsidiary Guarantor.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Holdings, Company, each of its Subsidiaries party hereto, Lenders and Agents agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION

         1.1 DEFINED TERMS. The following terms used herein, including (except to the extent specifically stated otherwise) the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

         "ACQUISITION" has the meaning assigned to that term in the recitals to this Agreement.

         "ACQUISITION FINANCING REQUIREMENTS" means the amounts necessary (i) to pay the cash portion of the purchase price for the shares of Simmons HoldCo stock to be paid in connection with the Acquisition, (ii) to refinance all Indebtedness outstanding under Company's existing credit agreement, dated as of October 29, 1998, as amended to date, among Simmons HoldCo, Pre-Merger Simmons, the lenders party thereto and UBS A.G., Stamford Branch, as administrative agent, (iii) to purchase and discharge the Existing Notes tendered pursuant to the Tender Offer, (iv) to repay the Junior Note, (v) to pay all

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other amounts payable pursuant to the Stock Purchase Agreement and (v) to pay
Transaction Costs.

         "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (i) the offered rate (rounded upward to the nearest 1/16 of one percent) appearing on the Dow Jones/Telerate Monitor on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) (or if such page or service is not available, any page reasonably determined by Administrative Agent to be the successor thereto) at or about 10:00 a.m. (New York time) on such Interest Rate Determination Date for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period, by (ii) the difference of (1) a percentage equal to 100%, minus (2) the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D). If for any reason the portion of the Adjusted Eurodollar Rate determined by reference to the mechanics of clause (i) of this definition is unavailable, as determined by Administrative Agent, such portion of Adjusted Eurodollar Rate for the applicable Interest Period shall mean the offered quotation (rounded upward to the nearest 1/16 of one percent) to first class banks in the London interbank market by DBNY for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan of DBNY for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 10:00 a.m. (New York time) on such Interest Rate Determination Date.

         "ADJUSTED MAXIMUM AMOUNT" has the meaning assigned to that term in
Section 7.2(b).

         "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the preamble hereto.

         "ADVERSE PROCEEDING" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Company or its Material Subsidiaries, threatened in writing against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries.

         "AFFECTED LENDER" has the meaning assigned to that term in Section 2.18(b).

         "AFFECTED LOANS" has the meaning assigned to that term in Section 2.18(b).

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         "AFFILIATE," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing, neither any Agent or any Lender shall be deemed to be an Affiliate of any Credit Parties or any Affiliate thereof.

         "AGENT" means each of the Co-Syndication Agents, Joint Lead Arrangers, Administrative Agent, Collateral Agent and Co-Documentation Agents.

         "AGGREGATE PAYMENTS" has the meaning assigned to that term in Section 7.2(b).

         "AGREEMENT" means this Credit and Guaranty Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

         "APPLICABLE COMMITMENT FEE PERCENTAGE" means (a) from the Closing Date until the date of delivery of financial statements for the period ending on the last day of the second complete Fiscal Quarter to end after the Closing Date, 0.50% per annum, and (b) thereafter, (A) 0.50% per annum and (B) 0.375% per annum if and for so long as the Leverage Ratio in effect from time to time is less than 4.50:1.00; provided, (A) no change in the Applicable Commitment Fee Percentage shall be effective until three Business Days after the date on which Administrative Agent receives the financial statements and a Compliance Certificate pursuant to Section 5.1(d) calculating the Leverage Ratio, and (B) the Applicable Commitment Fee Percentage shall be 0.50% per annum, in each case for so long (but only for so long) as Company has not submitted to Administrative Agent the information described in clause (A) when required under
Section 5.1(d).

         "APPLICABLE MARGIN" means (i) (a) from the Closing Date until the date of delivery of financial statements for the period ending on the last day of the second complete Fiscal Quarter to end after the Closing Date, 1.75% per annum for Tranche B Term Loans which are Base Rate Loans and 2.75% per annum for Tranche B Term Loans which are Eurodollar Rate Loans, and (b) thereafter (A) 1.75% per annum for Tranche B Term Loans which are Base Rate Loans and 2.75% for Tranche B Term Loans which are Eurodollar Rate Loans or (B) 1.50% per annum for Tranche B Term Loans which are Base Rate Loans and 2.50% per annum for Tranche B Term Loans which are Eurodollar Rate Loans if and for so long as (y) the Leverage Ratio in effect from time to time is less than 4.50:1.00 or (z) the Loans are rated at least B1 or better by Moody's; (ii) for Swing Line Loans, 1.00% per annum, and (iii) for Revolving Loans, (a) from the Closing Date until the date of delivery of financial statements for the period ending on the last day of the second complete Fiscal Quarter to end after the Closing Date, 1.50% per annum in the case of Revolving Loans which are Base Rate Loans, and 2.50% per annum in the case of Revolving Loans which are Eurodollar Rate Loans, and
(b) thereafter, the applicable

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percentage per annum determined by reference to the Leverage Ratio in effect from time to time as set forth below:

                                        APPLICABLE MARGIN FOR        APPLICABLE MARGIN FOR
                                      REVOLVING LOANS WHICH ARE      REVOLVING LOANS WHICH
         LEVERAGE RATIO                   EURODOLLAR LOANS            ARE BASE RATE LOANS
         --------------                   ----------------            -------------------
         > or = 5.00:1.00                       2.50%                        1.50%

<5.00:1.00 and > or = 4.50: 1.00                2.25%                        1.25%

<4.50:1.00 and > or = 4.00: 1.00                2.00%                        1.00%

<4.00:1.00 and > or = 3.50: 1.00                1.75%                        0.75%

           <3.50: 1.00                          1.50%                        0.50%

;provided, (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which Administrative Agent receives the financial statements and a Compliance Certificate pursuant to Section 5.1(d) calculating the Leverage Ratio, and (B) the Applicable Margin for Tranche B Term Loans and Revolving Loans shall be the applicable percentage per annum amount set forth opposite the greatest Leverage Ratio above, in each case for so long (but only for so long) as Company has not submitted to Administrative Agent the information described in clause (A) when required under Section 5.1(D). The Applicable Margin with respect to any Series of New Term Loans shall be set forth in the Joinder Agreement for such Series.

         "ASSET SALE" means a sale, lease or sub-lease (as lessor or sublessor), transfer, conveyance or disposition to any Person of all or any part of Company's or any of its Subsidiaries' businesses, properties or assets, including, without limitation, a sale, transfer or other disposition of any Security of Company or any of its Subsidiaries.

         "ASSIGNMENT AGREEMENT" means an Assignment and Assumption Agreement in the form of Exhibit E.

         "ASSUMPTION AGREEMENT" means an Assumption Agreement in the form of Exhibit N.

         "AUTHORIZED OFFICERS" means, as applied to any Person, (i) its chairman of the board (if an officer) or president or one of its board-elected vice presidents, and (ii) its chief financial officer, treasurer or assistant treasurer.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "BASE RATE" means, at any time, the higher of (i) the Prime Rate, and
(ii) the rate equal to the sum of (a) 0.50%, plus (b) the Federal Funds Effective Rate.

         "BASE RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Base Rate.

         "BENEFICIARY" means Administrative Agent, each of the other Agents, each of the Lenders, and each Lender Counterparty.

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         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

         "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

         "CAPTIVE INSURANCE SUBSIDIARY" has the meaning assigned to that term in
Section 6.3(i).

         "CASH" means money, currency or a credit balance in any demand or deposit account.

         "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of "A" or better from either Standard & Poor's Ratings Group ("S&P") or Moody's; (iii) Commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit, time deposits, eurodollar time deposits or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that has capital and surplus in excess of $500,000,000; (v) repurchase obligations for underlying securities of the types described in clauses (i), (ii) and (iv) above entered into with any financial institution meeting the qualifications specified in clause (iv) above; and (vi) shares of any money market mutual fund that invests substantially all of its assets in the types of investments referred to in clauses (i) through
(iv) above or in Dollars.

         "CERTIFICATES OF MERGER" means (i) the Certificate of Ownership and Merger dated as of December 19, 2003 by and between Company and Simmons HoldCo and (ii) the Certificate of Ownership and Merger dated as of December 19, 2003 by and between Simmons HoldCo and Pre-Merger Simmons, in the form delivered to Administrative Agent prior to or concurrently with the execution of this Agreement.

         "CERTIFICATE RE NON-BANK STATUS" means a certificate in the form of Exhibit F.

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         "CFO CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer of Company that such financial statements fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to (in the case of unaudited financial statements) changes resulting from audit and normal year-end adjustments and, in the case of monthly financial statements, the absence of footnotes.

         "CHANGE OF CONTROL" means the earlier to occur of (a) the Equity Investors shall cease to have the power, directly or indirectly, to vote or direct the voting of equity Securities having a majority of the ordinary voting power for the election of directors of Holdings; provided, that the occurrence of the foregoing event shall not be deemed a Change of Control if,

         (i) any time prior to the consummation of an initial public offering of either Parent or Holdings, and for any reason whatsoever, (A) the Equity Investors otherwise have the right to designate (and does so designate) a majority of the board of directors of Holdings or (B) the Equity Investors own of record and beneficially, directly or indirectly, an amount of common stock of Holdings equal to an amount of more than fifty percent (50%) of the amount of common stock of Holdings owned, directly or indirectly, by the Equity Investors of record and beneficially as of the Closing Date and such ownership by the Equity Investors represents the largest single block of voting securities of Holdings held by any Person or related group for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended, or

         (ii) at any time after the consummation of an initial public offering of either Parent or Holdings, and for any reason whatsoever, (A) no "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such Person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), excluding the Equity Investors, shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under such Act), directly or indirectly, of more than the greater of (x) thirty-five percent (35%) of the then outstanding voting stock of Holdings or (y) the percentage of the then outstanding voting stock of Holdings owned beneficially, directly or indirectly, by the Equity Investors, (B) during any period of twelve (12) consecutive months, the board of directors of Holdings shall consist of a majority of the Continuing Directors or (C) the Equity Investors have the power, directly or indirectly, to vote or direct the voting of at least thirty percent (30%) of the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings; or

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         (b)      any "Change of Control" (or any comparable term) in any
document pertaining to the Subordinated Indebtedness with an aggregate outstanding principal amount in excess of $20,000,000; or

         (c) Holdings shall cease to own 100% of the equity Securities of Company.

         "CIT" has the meaning assigned to that term in the preamble hereto.

         "CLASS" means (i) with respect to Lenders, each following class of
Lenders: (a) Lenders having Tranche B Term Loan Exposure, (b) Lenders having Revolving Credit Exposure (including Swing Line Lender), and (c) Lenders having New Term Loan Exposure of each Series, and (ii) with respect to Loans, each of the following class of Loans: (a) Tranche B Term Loans, (b) Revolving Loans (including Swing Line Loans) and (c) each Series of New Term Loans.

         "CLOSING DATE" means the date on or before December 19, 2003 on which the Tranche B Term Loans are made.

         "CLOSING DATE CERTIFICATE" means a certificate in the form of Exhibit
H.

         "CLOSING DATE MORTGAGED PROPERTY" has the meaning assigned to that term in Section 3.1(e).

         "CO-DOCUMENTATION AGENTS" means each of, GE Capital and CIT in its capacity as a co-documentation agent.

         "COLLATERAL" means all of the properties and assets (including capital stock) in which Liens are purported to be granted by the Collateral Documents.

         "COLLATERAL AGENT" has the meaning assigned to that term in the preamble hereto.

         "COLLATERAL DOCUMENTS" means the Pledge and Security Agreement, the Mortgages and any other documents, instruments or agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant or perfect Liens on any assets of such Credit Party as security for the Obligations.

         "COLLATERAL QUESTIONNAIRE" means a certificate of an Authorized Officer in a form reasonably satisfactory to Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party.

         "COMMERCIAL LETTER OF CREDIT" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

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         "COMMITMENTS" means, collectively, the Swing Line Loan Commitments, the
Revolving Loan Commitments, the New Revolving Loan Commitments and the New Term Loan Commitments.

         "COMPANY" has the meaning assigned to that term in the preamble hereto.

         "COMPLIANCE CERTIFICATE" means a certificate executed by an Authorized Officer in the form of Exhibit C.

         "CONSOLIDATED ADJUSTED EBITDA" means, for any period, without duplication, the sum of the amounts for such period of (i) Consolidated Net Income, plus to the extent the following amounts were deducted in calculating Consolidated Net Income: (ii) Consolidated Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) total depreciation expense, plus
(v) total amortization expense, plus (vi) Management Fees, plus (vii) ESOP expenses, plus (viii) the aggregate amount of the fees, costs and cash expenses paid by Company in connection with the consummation of the Acquisition (including, without limitation, bonus and option payments) for such period, plus
(ix) other non-cash items reducing Consolidated Net Income (including, without limitation, non-cash purchase accounting adjustments and debt extinguishment costs but excluding accruals of expenses and the establishment of reserves in the ordinary course of business), plus (x) the Cure Amount, if any, received by Company in respect of such period, plus (xi) any extraordinary, unusual or non-recurring gains or losses or charges or credits, including, but not limited to, any expenses relating to the Acquisition, the Mergers and the Related Agreements, plus (xii) any reasonable expenses or charges related to any issuance of Securities, Investments permitted under Section 6.3, Permitted Acquisitions, recapitalizations, Asset Sales permitted by Section 6.7 or Indebtedness permitted to be incurred under Section 6.1, less other non-cash items increasing Consolidated Net Income (other than accruals of revenue or reversals of reserves in the ordinary course of business), all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP; provided, that for the periods set forth on Exhibit-L, Consolidated Adjusted EBITDA shall be the amount set forth opposite such period on Exhibit L.

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of
(i) the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries; provided, however, that Consolidated Capital Expenditures shall not include (i) any expenditures by Company or any of its Subsidiaries during that period in connection with a Permitted Acquisition or, (ii) capital expenditures arising from deployment of any Proposed Reinvestment Proceeds or the Net Cash Proceeds of any issuance of Securities not otherwise required to repay the Loans pursuant to Section 2.13(b) or (iii) any expenditures made with respect to the

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original acquisition of any property that has been transferred pursuant to a
Permitted Sale/Lease-Back Transaction permitted by Section 6.9.

         "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period; provided, however, any (i) interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs), but excluding, however, any amounts referred to in Section 2.10 payable on or before the Closing Date and (ii) any costs associated with mark-to-market changes in Interest Rate Agreements and any other charges or payments related to any Interest Rate Agreements, in each case, shall be excluded from the calculation of Consolidated Cash Interest Expense.

         "CONSOLIDATED CURRENT ASSETS" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding
(i) Cash and Cash Equivalents, (ii) assets (other than inventory) that are held for sale and (iii) assets pertaining to the Retail Business (including inventory pertaining to the Retail Business) that are held for sale.

         "CONSOLIDATED CURRENT LIABILITIES" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding any current liabilities with respect to long-term Indebtedness, excluding liabilities associated with the Retail Business that are held for sale.

         "CONSOLIDATED EXCESS CASH FLOW" means, for any period, an amount (if positive) equal to the difference of (a) the sum, without duplication, of the amounts for such period of (i) Consolidated Adjusted EBITDA, plus (ii) the Consolidated Working Capital Adjustment (excluding any non-cash adjustments to Consolidated Working Capital Adjustment), minus (b) the sum, without duplication, of the amounts for such period of (i) voluntary prepayments (including repurchases of Term Loans made pursuant to Section 2.12), mandatory prepayments pursuant to Section 2.13(dl and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), plus (ii) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), plus (iii) Consolidated Cash Interest Expense (without giving effect to the proviso set forth in the definition thereof), plus (iv) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period, plus (v) Management Fees actually paid in cash during such period, plus (vi) the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in connection with any Permitted Acquisition or Investments (net of the proceeds of any related debt or equity financings with respect to such Investments), plus
(vii) the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in connection with the acquisition of any Intellectual Property (net of any proceeds of any related financings with respect to such expenditures),

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plus (viii) the cash portion of any Restricted Junior Payments made by Company during such period pursuant to Section 6.5 (net of any proceeds of any related financings with respect to such Restricted Junior Payments), plus (ix) cash expenses and charges added to Consolidated Net Income for purposes of determining Consolidated Adjusted EBITDA pursuant to clauses (xi) and (xii) thereof plus, (x) the Cure Amount, if any.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, but excluding net costs under Interest Rate Agreements. For purposes of greater clarity, it is understood that "Consolidated Interest Expense" excludes interest income.

         "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period determined in conformity with GAAP; provided, there shall be excluded the sum of
(i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period; plus (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries; plus (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary; plus (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan; plus
(v) (to the extent not included in clauses (i) through (iv) above) any net non-cash extraordinary gains or net non-cash extraordinary losses; plus (vi) for purposes of Section 6.5 only, any goodwill impairment charges; plus (vii) for purposes of Section 6.6 only, any gains, losses or charges associated with Interest Rate Agreements.

         "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of the type specified in clauses (a) or (b) of the definition thereof of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "CONSOLIDATED WORKING CAPITAL" means, as at any date of determination, the excess of Consolidated Current Assets less Consolidated Current Liabilities.

         "CONSOLIDATED WORKING CAPITAL ADJUSTMENT" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated

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Working Capital as of the end of such period, excluding any pro forma effects of changes in the classification of assets held for sale.

         "CONTINGENT OBLIGATION" means, as to any Person, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part). The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

         "CONTINUING DIRECTORS" shall mean the directors of Holdings on the Closing Date, after giving effect to the Acquisition and the other transactions contemplated hereby, and each other director, if, in each case, such other directors' nomination for election to the board of directors of Holdings is recommended by a majority of the then Continuing Directors or such other director receives the vote of the Equity Investors in his or her election by the stockholders of Holdings.

         "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any equity Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

         "CONTRIBUTING GUARANTORS" has the meaning assigned to that term in
Section 7.2(b).

         "CONVERSION/CONTINUATION NOTICE" means a notice in the form of Exhibit A-2.

         "CO-OP SUBSIDIARY" means a Subsidiary formed by The Simmons Manufacturing Co., LLC, Simmons Caribbean Bedding, Inc. (or another Subsidiary of Company) and a third Person formed to operate as a "T corporation" under the Internal Revenue Code.

         "CO-SYNDICATION AGENT" means each of GSCP and UBSS in its capacity as a co-syndication agent.

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         "COUNTERPART AGREEMENT" means a counterpart agreement in the form of
Exhibit I.

         "CREDIT DOCUMENT" means any of this Agreement, the Notes, the Assumption Agreement, any documents or certificates executed by Company in favor of Issuing Bank relating to the Letters of Credit, the Collateral Documents and all other documents, instruments or agreements executed and delivered by a Credit Party for the benefit of Agents, Issuing Bank or any Lender in connection herewith (in each case, as such other documents, instruments or agreements may be amended, restated, supplemented or otherwise modified from time to time).

         "CREDIT EXTENSION" means the making of a Loan or the issuing of a Letter of Credit.

         "CREDIT EXTENSION DATE" means the date of a Credit Extension.

         "CREDIT PARTY" means Holdings, Company and the Subsidiary Guarantors.

         "CURE AMOUNT" has the meaning assigned to that term in Section 8.3.

         "CURE RIGHT" has the meaning assigned to that term in Section 8.3.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party and which is designed to hedge against fluctuations in currency values and not for speculative purposes.

         "DBNY" has the meaning assigned to that term in the preamble hereto.

         "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

         "DEFAULT EXCESS" means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender's Pro Rata Share of the aggregate outstanding principal amount of Revolving Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Revolving Loans) over the aggregate outstanding principal amount of all Revolving Loans of such Defaulting Lender.

         "DEFAULTING LENDER" has the meaning assigned to that term in Section 2.23.

         "DEFAULT PERIOD" means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (i) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted

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Revolving Loans of such Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Revolving Loans in accordance with the terms of Section 2.12 or Section 2.13 or by a combination thereof) and (b) such Defaulting Lender shall have delivered to Company and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Commitment, and (iii) the date on which Company, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing.

         "DEFAULTED REVOLVING LOAN" has the meaning assigned to that term in
Section 2.23.

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "DOMESTIC SUBSIDIARY" means any Subsidiary of Company organized under the laws of any jurisdiction within the United States of America (but excluding any Foreign Subsidiary).

         "ELIGIBLE ASSETS" has the meaning assigned to that term in Section 2.13(a).

         "ELIGIBLE ASSIGNEE" means (i) a commercial bank, savings and loan association or savings bank or any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including insurance companies, mutual funds and lease financing companies and any investment fund that invests in commercial loans; and (ii) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised (other than any fund that is managed or advised by Highland Capital Management, L.P. or any of its Affiliates or Subsidiaries) by the same investment advisor as such Lender or by an Affiliate of such investment advisor; provided, Eligible Assignee shall not include (a) any Affiliate of Company or Holdings or (b) Highland Capital Management, L.P. or any of its Affiliates or Subsidiaries.

         "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in
Section 3(3) of ERISA which is (currently or hereafter) or within the prior 6 years was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

         "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

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         "ENVIRONMENTAL LAWS" means any and all federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or
(iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility.

         "EQUITY FINANCING" means the issuance of Securities by Holdings or Parent to the Equity Investors in connection with the Acquisition.

         "EQUITY INVESTORS" means Sponsor and the Management Investors.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

         "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

         "ERISA EVENT" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the filing by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041 (c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to
Section 4063 or 4064 of ERISA; (v) the institution by the

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PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan that could reasonably be expected to result in material liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of material fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 406, 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

         "ESOP" means the Simmons Company Employee Stock Ownership Plan, as amended and restated effective January 17, 1989 whereby the Simmons Company Employee Stock Ownership Trust is the record and beneficial owner of the shares of Simmons HoldCo equity Securities pursuant to the terms thereof.

         "EURODOLLAR RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

         "EVENT OF DEFAULT" means each of the events set forth in Section 8.1.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         "EXISTING INDENTURE" means that certain Indenture regarding the Existing Notes dated as of March 16, 1999 by and between Company and SunTrust Bank, Atlanta, as trustee, as in effect on the Closing Date.

         "EXISTING NOTES" means the 10-1/4% Series B Senior Subordinated Notes due 2009 of Pre-Merger Simmons.

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         "FACILITIES" means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or (except with respect to
Section 5 and Section 6) heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

         "FAIR SHARE" has the meaning assigned to that term in Section 7.2(b).

         "FAIR SHARE SHORTFALL" has the meaning assigned to that term in Section 7.2(b).

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

         "FENWAY" means Fenway Partners Capital Fund II, L.P., a Delaware limited partnership, FPIP, LLC, a Delaware limited liability company and FPIP Trust, LLC, a Delaware limited liability company.

         "FINANCIAL PERFORMANCE COVENANTS" means the covenants of Company set forth in Section 6.6.

         "FINANCIAL PLAN" has the meaning assigned to that term in Section
5.1(k).

         "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral (other than Permitted Encumbrances and Liens permitted pursuant to Section 6.2 and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to Section 6.2 to which such Collateral is subject.

         "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

         "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on the last Saturday of each calendar year or, at the option of Company, December 31 of each calendar year.

         "FLOOD HAZARD PROPERTY" means any Real Estate Asset subject to a Mortgage in favor of Collateral Agent, for the benefit of the Lenders, and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

         "FLOOR PLAN SALES" means sales by Company or any of is Subsidiaries of
(i) inventory (other than inventory classified as floor sample inventory) to any Person for a

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discount not to exceed 2.5% and (ii) with respect to inventory classified as floor sample inventory, for a discount not to exceed 5.0%; provided that the discounts set forth in clauses (i) and (ii) above may be increased by an additional 0.05% (up to a maximum amount of 10.0%) for every 0.50% increase to the Base Rate above 7.50% per annum.

         "FOREIGN SUBSIDIARY" means any Subsidiary of Company organized under the laws of any jurisdiction outside the United States of America (and including any Subsidiary of a Foreign Subsidiary that is organized under the laws of any jurisdiction within the United States of America).

         "FRAUDULENT TRANSFER LAWS" has the meaning assigned to that term in
Section 7.2(a).

         "FUNDING AND PAYMENT OFFICE" means (i) the office of Administrative Agent located at the address set forth on the Administrative Agent's signature page hereto, or (ii) such other office of Administrative Agent as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

         "FUNDING DEFAULT" shall have the meaning assigned to that term in
Section 2.23.

         "FUNDING GUARANTOR" has the meaning assigned to that term in Section 7.2(b).

         "FUNDING NOTICE" means a notice substantially in the form of Exhibit
A-1.

         "GAAP" means United States of America generally accepted accounting principles in effect as of the date of determination thereof.

         "GE CAPITAL" has the meaning assigned to that term in the preamble hereto.

         "GOVERNMENTAL ACT" means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

         "GSCP" has the meaning assigned to that term in the preamble hereto.

         "GUARANTEED OBLIGATIONS" has the meaning assigned to that term in
Section 7.1.

         "GUARANTOR" means Holdings and each Subsidiary Guarantor.

         "GUARANTY" means the Guaranty of each Guarantor set forth in Section 7.

"HAZARDOUS MATERIALS" means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any persons in

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the vicinity of any Facility, or to the indoor or outdoor environment as defined as such by, or regulated as such under, any Environmental Law including
Hazardous Substances, Oils, Pollutants or Contaminants as defined in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R.
Section 300.5.

         "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

         "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively and not for speculative purposes.

         "HISTORICAL FINANCIAL STATEMENTS" means (i) the audited financial statements of Pre-Merger Simmons and its Subsidiaries for the Fiscal Year ended December 28, 2002, consisting of a consolidated balance sheet and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for such Fiscal Year filed under form 8-K-A on September 16, 2003; and
(ii) unaudited financial statements of Pre-Merger Simmons and its Subsidiaries for the third Fiscal Quarter of 2003, consisting of a consolidated balance sheet and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the period ending on such date, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes, in the case of such unaudited financial statements.

         "HOLDINGS" has the meaning assigned to that term in the preamble hereto.

         "INCREASED AMOUNT DATE" has the meaning assigned to that term in
Section 2.25(a).

         "INDEBTEDNESS", as applied to any Person, means, without duplication
(a) all indebtedness for borrowed money, (b) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA or any deferred compensation plan), which purchase price is (i) due more than six months from the date of incurrence of the obligation in respect thereof (other than trade payables which are due more than six months from the date of incurrence in the ordinary course of business) or (ii) evidenced by a note or

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similar written debt instrument, (e) all indebtedness secured by any Lien on any property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, (f) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (g) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; and (h) Contingent Obligations of such Person in respect of any of the foregoing; provided, in no event shall obligations under any Interest Rate Agreement and any Currency Agreement be deemed "Indebtedness" for any purpose under Section 6.6. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be the lesser of (X) the aggregate unpaid principal amount of such Indebtedness and (Y) the fair market value of the property encumbered thereby as determined by such Person in good faith.

         "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct or indirect and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental
Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including Lenders' agreement to make Credit Extensions or the use or intended use of the proceeds thereof or the use or intended use of any thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect thereto; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

         "INDEMNITEE" has the meaning assigned to that term in Section 10.3.

         "INSTALLMENT" has the meaning assigned to that term in Section 2.11.

         "INSTALLMENT DATE" has the meaning assigned to that term in Section
2.11.

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         "INTELLECTUAL PROPERTY" means all patents, trademarks, servicemarks, tradenames, copyrights, mask works, trade secrets, technology, know-how and processes and rights of publicity used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, individually or in the aggregate.

         "INTEREST PAYMENT DATE" means with respect to (i) any Base Rate Loan, each March 30, June 30, September 30 and December 30 of each year, commencing on the first such date to occur after the Closing Date; and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months "INTEREST PAYMENT DATE" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

         "INTEREST PERIOD" means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three-, six-, nine- or twelve-months, as selected by Company in the applicable Notice, (i) initially, commencing on the Credit Extension Date or the date of any conversion or continuation thereof, as the case may be (permitted pursuant to Section 2.8); and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond the such Class's Tranche B Term Loan Maturity Date or New Term Loan Maturity Date, respectively; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date.

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party and which is designed to hedge against fluctuations in interest rates and not for speculative purposes.

         "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

         "INVESTMENT" means (a) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (including any Subsidiary of Company); (b) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel

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expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person, including a 11 indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business; (c) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements; or (d) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of any other Person. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "ISSUING BANK" means, with respect to any Letter of Credit, the Lender or any of its Subsidiaries or Affiliates, which issues such Letter of Credit.

         "JOINDER AGREEMENT" means a Joinder Agreement substantially in the form of Exhibit M.

         "JOINT LEAD ARRANGER" means each of GSCP and UBSS, in its capacity as joint lead arranger.

         "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any Subsidiary of any Person be considered to be a Joint Venture.

         "JUNIOR NOTE" means the Junior Subordinated Note issued by Simmons HoldCo on October 29, 1998 in the original principal amount of $10,000,000.

         "LENDER "has the meaning assigned to that term in the preamble hereto; provided, the term "Lenders" shall include Swing Line Lender unless the context otherwise requires.

         "LENDER COUNTERPARTY" means each Lender, Joint Lead Arranger or any of their respective Affiliates counterparty to a Hedge Agreement.

         "LETTER OF CREDIT" or "LETTERS OF CREDIT" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Bank for the account of Company pursuant to Section 2.3.

         "LETTER OF CREDIT SUBLIMIT" means the lesser of (i) $40,000,000 and
(ii) the aggregate amount of the Revolving Loan Commitments then in effect.

         "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, plus
(ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Rank and not theretofore reimbursed by or on behalf of Company.

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         "LEVERAGE RATIO" means the ratio, as of any date of determination, of
(i) Consolidated Total Debt as of such date minus, Cash and Cash Equivalents of Company and its Subsidiaries as of such date not in excess of $30,000,000 to
(ii) Consolidated Adjusted EBITDA for the most recent four-Fiscal Quarter period ended on or prior to such date.

         "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "LOAN" means a Tranche B Term Loan, a Revolving Loan, a Swing Line Loan or a New Term Loan.

         "MANAGEMENT AGREEMENT" means that certain Management Agreement dated as of the Closing Date by and among Company and THL Managers V, LLC, a Delaware limited liability company, as the same may be amended, restated, supplemented or otherwise modified from time to time in a manner not prohibited by this Agreement.

         "MANAGEMENT FEES" means the fees payable pursuant to the Management Agreement.

         "MANAGEMENT INVESTORS" means the management officers and employees of Parent and its Subsidiaries who are investors in Parent or Holdings on the Closing Date.

         "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of Company and its Subsidiaries, taken as a whole, or (ii) the impairment (other than as a result of circumstances covered by clause (i) above) of the ability of Company or any of its Subsidiaries to perform, or Administrative Agent or Lenders to enforce, the Obligations in any material respect.

         "MATERIAL SUBSIDIARY" means each Subsidiary of Company now existing or hereafter acquired or formed by Company or its Subsidiaries which, on a consolidated basis for such Subsidiary and its Subsidiaries, (i) for the most recent Fiscal Year accounted for more than 5% of the consolidated revenues of Company and its Subsidiaries or (ii) as at the end of such Fiscal Year, was the owner of more than 5% of the consolidated assets of Company and its Subsidiaries.

         "MAXIMUM AMOUNT" has the meaning assigned to that term in
Section 10.19.

         "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT" has the meaning assigned to that term in Section 6.8.

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         "MD&A" means, with respect to financial statements to which it pertains, management's discussion and analysis of Company's and its Subsidiaries' financial performance for the period covered by such financial statements as compared to projected financial performance for such period.

         "MERGERS" has the meaning assigned to that term in the recitals to this Agreement.

         "MONTHLY REPORTS" has the meaning assigned to that term in Section 5.l(a).

         "MOODY'S" means Moody's Investors Service, Inc.

         "MORTGAGE' 'means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Credit Party, substantially in the form of Exhibit K annexed hereto or in such other form as may be approved by Collateral Agent in its sole discretion, in each case with such changes thereto as may be recommended by Collateral Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at Collateral Agent's option, in the case of an Additional Mortgaged Property (as defined in Section 5.12), an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, restated, supplemented or otherwise modified from time to time. "MORTGAGES" means all such instruments, collectively.

         "MORTGAGE POLICY" means a Closing Date Mortgage Policy (as defined in
Section 3.l(e)) or an Additional Mortgage Policy (as defined in Section 5.12).

         "MORTGAGED PROPERTY" means a Closing Date Mortgaged Property (as defined in Section 3.l(e)) or an Additional Mortgaged Property (as defined in
Section 5.12).

         "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

         "NATIONAL FLOOD INSURANCE PROGRAM" means the National Flood Insurance Program under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973.

         "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, an amount equal to the difference of (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is repaid as a result of such Asset Sale, (c) the out-of-pocket expenses

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incurred by such Person in connection with such Asset Sale and (d) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by such Person after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction.

         "NET INSURANCE/CONDEMNATION PROCEEDS" means the difference of (i) any Cash payments or proceeds received by Company or any of its Subsidiaries (a) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus, in each case, (ii)(a) any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof, (b) income taxes reasonably estimated to be actually payable within two years of the date of such event giving rise to such Net Insurance/Condemnation Proceeds as a result of any gain recognized in connection with such event, (c) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is repaid as a result of such casualty or condemnation, (d) the out-of-pocket expenses incurred by such Person in connection with such casualty or condemnation and (e) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and
(y) any liabilities associated with such asset or assets and retained by such Person after such sale or other disposition thereof, including, without limitation, liabilities related to environmental matters or against any indemnification obligations associated with such transaction, provided, however, that the receipt by Company and its Subsidiaries from the Closing Date through the date of determination of up to an aggregate of $10,000,000 in Net Insurance/Condemnation Proceeds in respect of business interruption insurance described in clause (a) above shall not be "Net Insurance/Condemnation Proceeds" for purposes of Section 2.13(a).

         "NEW REVOLVING LOAN" has the meaning assigned to that term in Section 2.25(b).

         "NEW REVOLVING LOAN COMMITMENTS" has the meaning assigned to that term in Section 2.25(a).

         "NEW REVOLVING LOAN LENDER" has the meaning assigned to that term in
Section 2.25(a).

         "NEW TERM LOAN COMMITMENTS has the meaning assigned to that term in
Section 2.25(a).

         "NEW TERM LOAN EXPOSURE" means, with respect to any Lender as of any date of determination, the outstanding principal amount of the New Term Loans of such Lender.

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         "NEW TERM LOAN LENDER" has the meaning assigned to that term in Section
2.25(a).

         "NEW TERM LOAN MATURITY DATE" means the date that New Term Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

         "NEW TERM LOAN NOTE" means a promissory note substantially in the form of Exhibit B-2, as it may be amended, restated, supplemented or otherwise modified.

         "NEW TERM LOANS" has the meaning assigned to that term in Section 2.25(c).

         "NON-GUARANTOR SUBSIDIARY" means (i) each of the Subsidiaries identified as a Non-Guarantor Subsidiary on Schedule 4.1 annexed hereto and (ii) each Person that becomes a Subsidiary of Company after the date hereof and in accordance with Section 5.9, and is not required to become a Subsidiary Guarantor; provided, however, that any such Domestic Subsidiary shall cease to be a Non-Guarantor Subsidiary if (x) it is or at any time becomes a Material Subsidiary or (y) it otherwise ceases to be a Non-Guarantor Subsidiary pursuant to Section 5.9. Notwithstanding the foregoing, each of Co-op Subsidiary and any Captive Insurance Subsidiary shall always be a Non-Guarantor Subsidiary.

         "NOTE" means a Tranche B Term Loan Note, a New Term Loan Note, a Revolving Note or a Swing Line Note.

         "NOTICE" means a Funding Notice, a Request for Issuance or a Conversion/Continuation Notice.

         "OBLIGATION" means, with respect to any Credit Party, obligations of such Credit Party, whether now existing or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with this Agreement and any other Credit Documents, including those arising under successive borrowing transactions hereunder which shall either continue the Obligations of such Credit Party from time to time or renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding.

         "OFFER "has the meaning assigned to that term in Section 2.12.

         "OFFER LOANS" has the meaning assigned to that term in Section 2.12.

         "OPERATING LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time but excluding any such lease under which that Person is the lessor) of any property (whether real, personal or mixed) that is not a Capital Lease.

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         "PARENT" means THL Bedding Holding Company, a Delaware corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Title IV of ERISA.

         "PERMITTED ACQUISITION" means an acquisition of Securities or assets made pursuant to Section 6.3(e).

         "PERMITTED CURE SECURITY" means Securities of Holdings (or of Parent, the proceeds of which have been contributed to Holdings) having no mandatory redemption, repurchase, repayment or similar requirements prior to the date which occurs six (6) months after the Tranche B Term Loan Maturity Date and upon which all dividends or distributions, at the election of Holdings (or Parent, as the case may be), may be payable in additional shares of such Security.

         "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed by ERISA):

         (a) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by Section 5.3;

         (b) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business which are not, at the time, required to be paid by Section 5.3;

         (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old age pensions and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, insurance premiums, deductibles or co-insured amounts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

         (d) any attachment or judgment Lien not constituting an Event of Default under Section 8.1(h);

         (e) leases, subleases, licenses or sublicenses granted to third parties and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

         (f) easements, rights-of-way, restrictions, encroachments, protrusions, and other minor defects or irregularities in title, in each case which do not and will not

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interfere in any material respect with the ordinary conduct of the business of
Company or any of its Subsidiaries;

         (g) any (i) interest or title of a lessor, sublessor, licensor or sublicensor, (ii) restriction, Lien or encumbrance that the interest or title of such lessor or sublessor, licensor, sublicensor may be subject to, or (iii) subordination of the interest of the lessee, sublessee, licensee or sublicensee under such lease or license to any restriction, Lien or encumbrance referred to in the preceding clause (ii);

         (h) Liens arising from filing UCC financing statements relating to operating leases and in connection with consignment arrangements;

         (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

         (j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

         (k) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

         (l) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

         "PERMITTED LIENS" means each of the Liens permitted pursuant to Section 6.2.

         "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of Holdings or any Subsidiary of Holdings issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to "REFINANCE") any Indebtedness of such Person; provided that
(a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced, defeased or extended except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement, defeasance or extension and by an amount equal to any existing commitments unutilized thereunder or as otherwise permitted pursuant to Section 6.1, (b) such modification, refinancing, refunding, renewal or extension providing for a final maturity date of such Indebtedness equal to or later than the final maturity date of, and has a weighted average life equal to or greater than the weighted average life of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) if the Indebtedness being modified, refinanced, refunded, renewed, replaced, defeased or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is

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subordinated in right of payment to the Obligations on terms not materially less favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced, defeased or extended, taken as a whole, (d) the terms, conditions (including, if applicable, as to collateral) and interest rates of any such modified, refinanced, refunded, renewed, defeased, replaced or extended Indebtedness are not materially less favorable to the Credit Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed, defeased, replaced or extended, taken as a whole, (e) such modification, refinancing, refunding, renewal, replacement or extension is incurred only by the Person who is the obligor on the Indebtedness being modified, refinanced, refunded, renewed, defeased, replaced or extended; provided, that such Indebtedness may include any new or additional obligors so long as (i) such new or additional obligors are Credit Parties or simultaneously with the incurrence of such Permitted Refinancing Indebtedness become Credit Parties pursuant to Section 5.9, and (ii) with respect to Indebtedness being refinanced with Permitted Refinancing Indebtedness that is Subordinated Indebtedness, the obligations of such new or additional obligors shall be subordinated in right of payment to the Obligations on terms not materially less favorable to the Lenders as those contained in the Senior Subordinated Note Indenture, taken as a whole, and (f) at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

         "PERMITTED SALE/LEASE-BACK TRANSACTION" has the meaning assigned to that term in Section 6.9.

         "PERMITTED SUBORDINATED INDEBTEDNESS" means any unsecured Indebtedness of Company that (a) is expressly subordinated to the prior payment in full in cash of the Obligations on terms and conditions not materially less favorable to the Lenders than the terms and conditions of the Senior Subordinated Notes or any Permitted Refinancing Indebtedness pertaining thereto, taken as a whole, (b) will not mature prior to the date that is six (6) months after the Tranche B Term Loan Maturity Date, (c) has no scheduled amortization or payments of principal prior to the date that is six (6) months after the Tranche B Term Loan Maturity Date, and (d) has covenant, default and remedy provisions not materially more restrictive, or mandatory prepayment, repurchase, defeasance or redemption provisions no more onerous or expansive in scope, than those contained in the Senior Subordinated Notes Indenture or any Permitted Refinancing Indebtedness pertaining thereto, taken as a whole; provided any such Indebtedness shall constitute Permitted Subordinated Indebtedness only if (i) both before and after giving effect to the issuance or incurrence thereof, no Default or Event of Default shall have occurred and be continuing, and (ii) the chief financial officer of Company shall have delivered an officer's certificate demonstrating compliance with the covenants set forth in Section 6.6 on a Pro Forma Basis as of the most recently ended Fiscal Quarter in form and substance reasonably satisfactory to the Administrative Agent, it being understood that any capitalized or paid-in-kind interest or accreted principal on such Indebtedness shall not constitute an issuance or incurrence of Indebtedness for purposes of this proviso.

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         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

         "PF ASSET SALE" means any Asset Sale pertaining to (x) an entire line of business of Company or its Subsidiaries or (y) all of the equity Securities or all or substantially all of the assets of any Subsidiary of Company.

         "PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement entered into by and among Company, Guarantors and Collateral Agent dated as of the date hereof, substantially in the form of Exhibit J annexed hereto, as such Pledge and Security Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

         "PLEDGED COLLATERAL" means the "Pledged Collateral" as defined in the Pledge and Security Agreement.

         "PRE-MERGER SIMMONS" has the meaning assigned to that term in the recitals.

         "PRIME RATE" means the rate that the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "PRO FORMA BASIS" shall mean for purposes of this Agreement (but not for determining the Applicable Commitment Fee Percentage or the Applicable Margin) as to any Person, for any Permitted Acquisition, PF Asset Sale or incurrence of Indebtedness which occurs subsequent to the commencement of a period for which the financial effect of such events is being calculated (each, a "REFERENT EVENT"), and giving effect to the Referent Event for which such calculation is being made, such calculation as will give pro forma effect to such events as if same had occurred at the beginning of such period of calculation; and

                           (a) for purposes of the foregoing calculation, each Referent Event shall be assumed to have occurred on the first day of the four consecutive Fiscal Quarter period last ended on or before the occurrence of the Referent Event for which such pro forma effect is being determined (the "REFERENCE PERIOD"); and

                           (b) (x) all Indebtedness (including Indebtedness incurred or assumed in connection with the Referent Event, whether incurred under this Agreement or otherwise, but including, with respect to revolving Indebtedness the average amount of such Indebtedness outstanding during the Reference Period)

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         incurred or permanently repaid in connection with the Referent Event shall be deemed to have been incurred or repaid at the beginning of such Reference Period and (y) interest expense of such Person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rates which would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods.

         Calculations made pursuant to the definition of Pro Forma Basis shall be determined in good faith by an Authorized Officer of Company and may include adjustments, in the reasonable determination of Company as set forth in an officer's certificate, to (i) reflect operating expense reductions reasonably expected to result from any acquisition, merger or PF Asset Sale to the extent
(x) determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act or (y) reasonably acceptable to two of the three persons constituting the Administrative Agent and the Co-Syndication Agents and (ii) eliminate the effect of any extraordinary accounting event with respect to any acquired person or assets on Consolidated Net Income.

         "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Tranche B Term Loan of any Lender, the percentage obtained by dividing (a) the Tranche B Term Loan Exposure of such Lender by (b) the aggregate Tranche B Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Credit Exposure of that Lender by (b) the aggregate Revolving Credit Exposure of all Lenders, (iii) with respect to all payments, computations, and other matters relating to New Term Loan Commitments or New Term Loans of a particular Series, the percentage obtained by dividing
(a) the New Term Loan Exposure of that Lender with respect to that Series by (b) the aggregate New Term Loan Exposure of all Lenders with respect to that Series, and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (a) the sum of the Tranche B Term Loan Exposure of that Lender, plus, the Revolving Credit Exposure of that Lender, plus, the New Term Loan Exposure of that Lender by (b) the sum of the aggregate Tranche B Term Loan Exposure of all Lenders, plus the aggregate Revolving Credit Exposure of all Lenders, plus the aggregate New Term Loan Exposure of all Lenders in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to Section 10.6. The initial Pro Rata Share of each Lender for purposes of each of clauses (i) and (ii) of the preceding sentence is set forth opposite the name of that Lender in Schedule 1.1(b) annexed hereto.

         "PROJECTIONS" has the meaning assigned to that term in Section 4.24.

         "PROPOSED REINVESTMENT PROCEEDS" has the meaning assigned to that term in Section 2.13(a).

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         "RCRA" means the Resource Conservation and Recovery Act and any state equivalents, as any of the same may be amended from time to time, and any successors thereto.

         "REAL PROPERTY ASSET" means, at any time of determination, any interest then owned in fee simple by any Credit Party in any real property.

         "REFINANCED TERM LOAN" has the meaning assigned to that term in Section 10.5(f).

         "REFUNDED SWING LINE LOAN" has the meaning assigned to that term in
Section 2.2(e).

         "REFUNDING NOTICE" has the meaning assigned to that term in Section 2.2(e).

         "REGISTER" has the meaning assigned to that term in Section 2.6.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REIMBURSEMENT DATE" has the meaning assigned to that term in Section 2.3(d).

         "RELATED AGREEMENTS" means, collectively, the Stock Purchase Agreement, the Stockholders Agreement, the Certificates of Merger, the Management Agreement, the Senior Subordinated Note Documents, the Tender Offer Documents, the Senior Unsecured Term Loan Agreement, and all documents relating to any of the foregoing.

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

         "REPLACEMENT TERM LOANS" has the meaning assigned to that term in
Section 10.5(f).

         "REQUEST FOR ISSUANCE" means a notice in the form of Exhibit A-3.

         "REQUISITE CLASS LENDERS" means, at any time of determination (i) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding more than 50% of the sum of the aggregate Tranche B Term Loan Exposure of all Lenders, (ii) for the Class of Lenders having Revolving Credit Exposure, Lenders having or holding more than 50% of the sum of the aggregate Revolving Credit Exposure of all Lenders, and (iii) for each class of Lender having New Term Loan Exposure, Lenders having or holding more than 50% of the aggregate New Term Loan Exposure of that class.

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         "REQUISITE LENDERS" means Lenders having or holding more than 50% of the sum of (i) the aggregate Tranche B Term Loan Exposure of all Lenders, plus
(ii) the aggregate Revolving Credit Exposure of all Lenders, plus (iii) the aggregate New Term Loan Exposure of all Lenders.

         "RESPONSIBLE OFFICER" means, as to any Person, any of the chairman of the board, the president, the chief executive officer, the chief financial officer, any senior or executive vice president, the general counsel, the treasurer or assistant treasurer, secretary or assistant secretary, the principal financial officer or principal accounting officer, of such Person.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any equity Securities of Holdings or its Subsidiaries now or hereafter outstanding, except a dividend or other distribution payable solely in shares of equity Securities, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any equity Securities of Holdings or its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity Securities of Holdings or its Subsidiaries now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, repurchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness or the Existing Notes.

         "RETAIL BUSINESS" means, the assets owned by, or the equity Securities of collectively, SC Holdings, Inc., a Delaware corporation and Gallery Corp., a Delaware corporation and each of their respective Subsidiaries.

         "REVOLVING CREDIT EXPOSURE" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, such Lender's Revolving Loan Commitment; and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of such Lender, plus (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit (net of any participations purchased by Lenders in such Letters of Credit or any unreimbursed drawing thereunder), plus (c) the aggregate amount of all participations purchased by such Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, plus (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participation therein purchased by other Lenders), plus (e) the aggregate amount of all participations purchased by such Lender in any outstanding Swing Line Loans.

         "REVOLVING LOAN" means a Loan made by a Lender to Company pursuant to its Revolving Loan Commitment.

         "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Company pursuant to Section 2.2(a)(i) and/or Section 2.25 and

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"REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate. The amount of each Lender's Revolving Loan Commitment is initially as set forth opposite the name of that Lender in Schedule l.l(b) annexed hereto, and may be adjusted or reduced pursuant to the terms and conditions hereof. As of the Closing Date, the aggregate amount of the Revolving Loan Commitments shall be $75,000,000.

         "REVOLVING LOAN COMMITMENT PERIOD" means the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date.

         "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest to occur of (i) the sixth anniversary of the Closing Date, (ii) the date the Revolving Loan Commitments are permanently reduced to zero pursuant to Section 2.12(b), Section 2.13 or Section 2.14, and (iii) the date of the termination of the Revolving Loan Commitments pursuant to Section 8.1.

         "REVOLVING LOAN LENDER" means a Lender having a Revolving Loan Commitment.

         "REVOLVING NOTE" means a promissory note in the form of Exhibit B-3, as it may be amended, restated, supplemented or otherwise modified from time to time.

         "SECURED PARTIES" has the meaning assigned to that term in the Pledge and Security Agreement.

         "SECURED OBLIGATIONS" has the meaning assigned to that term in the Pledge and Security Agreement.

         "SECURITIES" means, with respect to any Person, any stock, shares, partnership or other similar interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing of such Person.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "SELLERS" means collectively, Simmons Holdings, LLC, a Delaware limited liability company, Fenway, the Management Investors and the ESOP.

         "SENIOR UNSECURED TERM LOAN AGREEMENT" means the Senior Unsecured Term Loan and Guaranty Agreement dated as of the Closing Date among Company, Holdings, GSCP, as sole bookrunner, joint lead arranger and co-syndication agent, UBSS as joint lead arranger and co-syndication agent, DENY, as administrative agent and the other agents and lenders party thereto as it may be amended, modified, renewed, refunded,

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replaced or refinanced or otherwise restructured in whole or in part from time to time whether by the same or any other agent, lender or group of lenders.

         "SENIOR UNSECURED TERM LOANS" means the Senior Unsecured Term Loan and Guaranty Agreement of Company due 2012 in an aggregate principal amount of $140,000,000 made on the Closing Date under the Senior Unsecured Term Loan Agreement.

         "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated Note Indenture, the Senior Subordinated Notes and each other document executed in connection with the Senior Subordinated Notes, as each such document may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.11.

         "SENIOR SUBORDINATED NOTE INDENTURE" means the indenture dated December 19, 2003 pursuant to which the Senior Subordinated Notes are issued, as such indenture may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.11 or replaced pursuant to a refinancing permitted under Section 6.1.

         "SENIOR SUBORDINATED NOTES" means the Senior Subordinated Notes of Company in the aggregate principal amount not to exceed $200,000,000 and issued pursuant to the Senior Subordinated Note Indenture, with such changes thereto when executed as are permitted under Section 6.11, which principal amount may be increased by amounts permitted to be incurred pursuant to Section 6.1 and as such notes may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.11 or refinanced to the extent permitted under Section 6.1.

         "SERIES" has the meaning assigned to that term in Section 2.25.

         "SIMMONS" has the meaning assigned to that term in the recitals hereto.

         "SIMMONS HOLDCO" means Simmons Holdings, Inc., a Delaware corporation.

         "SOLVENCY CERTIFICATE" means a certificate in the form of Exhibit G.

         "SOLVENT" means, with respect to any Person, that as of the date of determination both (i) (a) the then fair saleable value of the property of such Person is (1) greater than the total amount of liabilities (including contingent liabilities) of such Person and (2) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances.

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For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SPONSOR" means Thomas H. Lee Partners, L.P. and its Affiliates.

         "STANDBY LETTER OF CREDIT" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) workers' compensation liabilities of Company or any of its Subsidiaries, (ii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iii) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry, and
(iv) such other obligations of Company and its Subsidiaries as may be reasonably acceptable to Administrative Agent.

         "STOCK PURCHASE AGREEMENT" means that certain Stock Purchase Agreement dated as of November 17, 2003, by and among Simmons Holdings, Inc., THL Bedding Company, and the Sellers.

         "SUBORDINATED INDEBTEDNESS" means (i) the Indebtedness of Company under the Senior Subordinated Note Documents; and (ii) any other Permitted Subordinated Indebtedness and, in each case, any Permitted Refinancing Indebtedness with respect thereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "SUBSIDIARY GUARANTOR" means any Domestic Subsidiary of Company that is a party hereto as of the Closing Date or pursuant to the Assumption Agreement and is not identified as a Non-Guarantor Subsidiary on Schedule 4.1 or becomes a party to the Guaranty at any time after the Closing Date pursuant to Section 5.9.

         "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in Section 9.8(c).

         "SWING LINE LENDER" means Deutsche Bank A.G., Cayman Islands branch, in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

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         "SWING LINE LOAN" means a Loan made by Swing Line Lender to Company pursuant to Section 2.2(a)(ii).

         "SWING LINE LOAN COMMITMENT" means the commitment of Swing Line Lender to make Swing Line Loans to Company pursuant to Section 2.2(a)(ii).

         "SWING LINE NOTE" means a promissory note substantially in the form of Exhibit B-4, as it may be amended, restated, supplemented or otherwise modified from time to time.

         "SWING LINE SUBLIMIT" means the lesser of (i) $10,000,000, and (ii) the aggregate amount of Revolving Loan Commitments then in effect.

         "TAX" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by a governmental authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided, "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business, on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise, including, franchise taxes or taxes substantially similar to franchise taxes) of that Person (and/or, in the case of a Lender, its lending office).

         "TENDER OFFER" means the offer by Company to purchase at least 50% of the outstanding Existing Notes pursuant to the Tender Offer Documents.

         "TENDER OFFER DOCUMENTS" means the Offer to Purchase and Consent Solicitation Statement and the Consent of Company dated November 18, 2003.

         "TERM LOAN" means a Tranche B Term Loan or a New Term Loan.

         "TERMINATION DATE" means the date upon which all of the Commitments of the Lenders hereunder have terminated, any Loan or any other non-contingent Obligation which is accrued has been paid or satisfied in full in Cash and no Letters of Credit are then outstanding.

         "TITLE COMPANY" means, collectively, First American Title Insurance Company and/or one or more other title insurance companies reasonably satisfactory to the Agents.

         "TOTAL LEVERAGE RATIO" means the ratio, as of any date of determination of (i) Consolidated Total Debt as of such date plus (a) any outstanding Indebtedness incurred by Holdings pursuant to Section 6.1(p) minus (b) Cash and Cash Equivalents of Company and its Subsidiaries as of such date not in excess of $30,000,000 to (ii)

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Consolidated Adjusted EBITDA for the most recent four-Fiscal Quarter period ended on or prior to such date.

         "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit but not yet so applied), plus (ii) the aggregate principal amount of all outstanding Swing Line Loans, plus (iii) the Letter of Credit Usage.

         "TRANCHE B TERM LOAN" means a Loan made by a Lender to Company pursuant to Section 2.1.

         "TRANCHE B TERM LOAN AMOUNT" means the amount of the Tranche B Term Loan to be lent by a Lender to Company. The Tranche B Term Loan Amount of each Lender is initially as set forth opposite the name of that Lender in Schedule l.l(b) annexed hereto, and may be adjusted or reduced pursuant to the terms and conditions hereof. As of the Closing Date, the aggregate amount of the Tranche B Term Loan Amounts shall be $405,000,000.

         "TRANCHE B TERM LOAN EXPOSURE" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Tranche B Term Loans of such Lender; provided, at any time prior to the making of the Tranche B Term Loans, the Tranche B Term Loan Exposure of any Lender shall be equal to such Lender's Tranche B Term Loan Amount.

         "TRANCHE B TERM LOAN MATURITY DATE" means the earlier of (i) the eighth anniversary of the Closing Date, and (II) the date that all Tranche B Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

         "TRANCHE B TERM LOAN NOTE" means a promissory note substantially in the form of Exhibit B-l, as it may be amended, restated, supplemented or otherwise modified from time to time.

         "TRANSACTION COSTS" means the fees, costs and expenses payable by Company on or before the Closing Date in connection with the transactions contemplated by the Credit Documents and the Related Agreements.

         "TRUSTEE" means State Street Bank & Trust Company as trustee of the
ESOP.

         "TYPE" means (i) with respect to either Term Loans or Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan, and (ii) with respect to Swing Line Loans, a Base Rate Loan.

         "UBSS" has the meaning assigned to that term in the preamble hereto.

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         "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

         "UNFUNDED BENEFIT LIABILITIES" has the meaning assigned to that term in
Section 4.19.

         "US LENDER" has the meaning assigned to that term in Section 2.20(d).

         1.2 ACCOUNTING TERMS. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Administrative Agent pursuant to Section 5.1 (a), 5.1(b) and 5.1(c) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(e), if applicable); provided, that all calculations in connection with financial definitions and financial covenants set forth in Section 6.6 shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements; provided, further, if Company notifies the Administrative Agent that Company wishes to amend any covenant in Section 2.13 or Section 6 or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if Administrative Agent notifies Company that the Requisite Lenders wish to amend Section 2.13, Section 6 or any related definition for such purpose), then (i) Company and Administrative Agent shall negotiate in good faith to agree upon an appropriate amendment to such covenant and (ii) Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective until such covenant is amended in a manner satisfactory to Company and Requisite Lenders. With respect to the fourth Fiscal Quarter of 2003, and notwithstanding the actual accounting periods for which any financial statements were prepared for the fourth Fiscal Quarter of 2003, such fourth Fiscal Quarter shall be treated as one accounting period and all financial definitions shall be calculated with all applicable financial statements prepared for such fourth Fiscal Quarter, taken as a whole.

         1.3 INTERPRETATION, ETC. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Exhibit or Schedule shall be to a Section, an Exhibit and a Schedule, respectively, hereof unless otherwise specifically provided. The use herein of the word "INCLUDE" or "INCLUDING", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "WITHOUT LIMITATION" or "BUT NOT LIMITED TO" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Furthermore, when the performance of any covenant, duty or other non-monetary obligation is stated to be required on a day which is not a Business Day, the date of such performance shall extend to the

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immediately succeeding Business Day. Except as otherwise set forth in this
Agreement, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be. For purposes of this Agreement and the other Credit Documents, Letters of Credit which have been cash collateralized or otherwise backstopped shall not be deemed to be outstanding Letters of Credit.

SECTION 2. CREDIT EXTENSIONS

         2.1 TRANCHE B TERM LOANS. Subject to the terms and conditions hereof, each Lender severally agrees to lend to Company, on or before December 19, 2003, a Tranche B Term Loan in an amount equal to such Lender's Tranche B Term Loan Amount to be used for the purposes identified in Section 2.5. Any amount borrowed under this Section 2.1, and subsequently repaid or prepaid, may not be reborrowed.

         2.2 REVOLVING LOANS AND SWING LINE LOANS. (a) During the Revolving Loan Commitment Period, subject to the terms and conditions hereof, (i) each Lender severally agrees to make Revolving Loans to Company in the aggregate amount up to but not exceeding such Lender's Revolving Loan Commitment, and (ii) Swing Line Lender hereby agrees to make Swing Line Loans to Company in an aggregate amount up to but not exceeding the Swing Line Sublimit, in each case to be used for the purposes identified in Section 2.5. Amounts borrowed pursuant to this Section 2.2 may be repaid and reborrowed during the Revolving Loan Commitment Period. Each Lender's Revolving Loan Commitment, and Swing Line Lender's Swing Line Loan Commitment, shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all Swing Line Loans and all other amounts owed hereunder with respect to the Revolving Loans, the Swing Line Loans, the Revolving Loan Commitments and the Swing Line Loan Commitment shall be paid in full no later than such date. Notwithstanding the foregoing, the Revolving Loan Commitments and the Swing Line Loan Commitment shall expire immediately and without further action on December 19, 2003 if the Tranche B Term Loans are not made on or before that date.

         (b) Except pursuant to Section 2.2(e) or Section 2.3(d), (i) Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount,
(ii) Eurodollar Rate Revolving Loans shall be made in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount, and (iii) Swing Line Loans shall be made in an aggregate minimum amount of $250,000 and integral multiples of $100,000 in excess of that amount. Anything contained herein to the contrary notwithstanding, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

         (c) Whenever Company desires that Lenders make Loans, Company shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later

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than 12:00 noon (New York City time) (i) at least three (3) Business Days in advance of the proposed Credit Extension Date in the case of a Eurodollar Rate Loan; and (ii) at least one (1) Business Day in advance of the proposed Credit Extension Date in the case of a Base Rate Loan; provided, whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Funding Notice no later than 12:00 noon (New York City time) on the proposed Credit Extension Date. Except as otherwise provided herein, a Funding Notice for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith. Promptly after receipt by Administrative Agent of a Funding Notice (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be, of the proposed borrowing.

         (d) Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 noon (New York City time) on the applicable Credit Extension Date, and Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:30 p.m. (New York City time) on the applicable Credit Extension Date, in each case by wire transfer of same day funds in Dollars, at the Funding and Payment Office (or, in the case of Swing Line Loans, at such other place as Administrative Agent, Company and Swing Line Lender may approve). Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Credit Extension Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office (or, in the case of Swing Line Loans, at such other place as Administrative Agent, Company and Swing Line Lender may approve).

         (e) With respect to any Swing Line Loan that has not been voluntarily prepaid by Company, Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 10:00 a.m. (New York City time) on the first Business Day in advance of the proposed Credit Extension Date, a notice (the "REFUNDING NOTICE") (which shall be deemed to be a Funding Notice given by Company) requesting Lenders having Revolving Credit Exposure to make Revolving Loans that are Base Rate Loans on such Credit Extension Date in an amount equal to the amount of such Swing Line Loans (each, a "REFUNDED SWING LINE LOAN") outstanding on the date of such Refunding Notice. Promptly after receipt by Administrative Agent of a Refunding Notice, Administrative Agent shall notify each such Lender thereof. Anything contained herein to the contrary notwithstanding, the proceeds of such Revolving Loans made by Lenders shall be immediately delivered by Administrative Agent solely to Swing Line Lender and applied to repay a corresponding amount of the applicable Refunded Swing Line Loans. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts, if any (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such

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Revolving Loans made by Lenders are not sufficient to repay in full the Refunded
Swing Line Loans. If any portion of any such amount paid to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders having Revolving Credit Exposure in the manner contemplated by Section 10.4.

         (f) If for any reason (i) Revolving Loans are not made upon the request of Swing Line Lender as provided in Section 2.2(e) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans; or (ii) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, then, in either case, each Lender having Revolving Credit Exposure shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of this clause (ii), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each such Lender shall deliver to Swing Line Lender an amount equal to its respective participation in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each such Lender agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any such Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided herein, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three (3) Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders have purchased participations as provided herein, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment. In addition, in the case of each Lender that is deemed to have purchased a participation in such outstanding Swing Line Loan as specified in this Section 2.2(f), the Swing Line Lender (i) shall keep a register, meeting the requirements of Temporary Treasury Regulation Section 5f.103-1(c), of each such Lender, specifying such Lender's entitlement to payments of principal and interest with respect to such participation, and (ii) shall collect, prior to the time such Lender receives payments, from each such Lender the appropriate forms, certificates and statements described in Section 2.20 (and updated as required by Section 2.20) as if such Lender were a Lender under Section 2.20.

         (g) Anything contained herein to the contrary notwithstanding, each such Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans, and each such Lender's obligation to purchase a participation in any unpaid Swing Line Loans, shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (ii) the occurrence or continuation of an

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Event of Default or a Default; (iii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (iv) any breach hereof or any other Credit Document by any party thereto; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, such obligations of each such Lender are subject to the condition that (1) Swing Line Lender believed in good faith that all conditions under Section 3 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or (2) the satisfaction of any such condition not satisfied had been waived in accordance with Section 10.5 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

         2.3 LETTERS OF CREDIT. (a) During the Revolving Loan Commitment Period, subject to the terms and conditions hereof, Company may request from time to time (but in no event later than the date that is thirty (30) days prior to the Revolving Loan Commitment Termination Date) that one or more Lenders issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit; provided that all such Letters of Credit shall provide for sight drawings. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more Lenders may, but (except as provided herein) shall not be obligated to, issue such Letters of Credit in accordance with the provisions hereof; provided, Company shall not request that any Lender issue, and no Lender shall issue: (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect; (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed the Letter of Credit Sublimit then in effect; (iii) any Standby Letter of Credit having an expiration date later than the earlier of (1) the 10th Business Day prior to the Revolving Loan Commitment Termination Date and (2) the date which is one year after the date of issuance of such Standby Letter of Credit. Notwithstanding the foregoing, Issuing Bank may agree that the expiration date of a Standby Letter of Credit will be automatically extended for one or more successive periods not to exceed one year each unless the Issuing Bank elects not to extend the expiration date for any such additional period and further provided that no expiration date for a Standby Letter of Credit will be extended beyond the 10th Business Day prior t o the Revolving Loan Commitment Termination Date; (iv) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (1) the 30th day prior to the Revolving Loan Commitment Termination Date and
(2) the date which is 180 days after the date of issuance of such Commercial Letter of Credit (or such other date as shall be agreed to by the Issuing Bank) or (b) that is otherwise unacceptable to the Issuing Bank in its reasonable discretion; or (v) any Letter of Credit denominated in a currency other than Dollars.

         (b) Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Request for Issuance no later than 12:00 noon (New York City time) at least three (3) Business Days (in the case of Standby Letters of Credit) or five (5) Business Days (in the case of Commercial Letters of Credit), or in each case

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such shorter period as may be agreed to by Issuing Bank in any particular instance, in advance of the proposed date of issuance. Issuing Bank, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents. Upon receipt by Administrative Agent of a Request for Issuance pursuant to this Section, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be Issuing Bank with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Lender to issue such Letter of Credit by delivering to such Lender a copy of the applicable Request for Issuance. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Bank with respect thereto. In the event that all other Lenders shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be Issuing Bank with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect. Upon satisfaction or waiver of the conditions set forth in Section 3.2, Issuing Bank shall issue the requested Letter of Credit. Upon the issuance or amendment of any Standby Letter of Credit, Issuing Bank shall notify the Administrative Agent and the Company, in writing of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Promptly after the receipt of such notice, the Administrative Agent shall notify each Lender, in writing, of such issuance or amendment and in the event any Lender shall so request, the Administrative Agent shall provide such Lender with copies of such issuance or amendment. With regard to Commercial Letters of Credit, each Issuing Bank shall on the first Business Day of each week furnish the Administrative Agent, by facsimile, with a report detailing the daily aggregate outstanding Commercial Letters of Credit for such Issuing Bank during the previous week.

         (c) In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Company and Issuing Bank, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or

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assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit, except to the extent that such failure is the result of the gross negligence or willful misconduct of the Issuing Bank, as determined by a final and non-appealable judgment of a court of competent jurisdiction; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank's rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith (and without gross negligence or willful misconduct, as determined by a final and non-appealable judgment of a court of competent jurisdiction and in accordance with the standard of care specified in the UCC with respect to Letters of Credit), shall not put Issuing Bank under any resulting liability to Company. Notwithstanding anything to the contrary contained in this Section 2.3(c), Company shall retain any and all rights it may have against Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of Issuing Bank, as determined by a final and non-appealable judgment of a court of competent jurisdiction or failure of such Issuing Bank to use the standard of care specified in the UCC with respect to Letters of Credit.

         (d) In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Company and Administrative Agent, and Company shall reimburse Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and Issuing Bank prior to 11:00 a.m. (New York City time) on the date such drawing is honored (or prior to 11:00 a.m. (New York City time) on the immediately following Business Day if such drawing is made after 11:00 a.m. on the previous Business Day) that Company intends to reimburse Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders having a Revolving Loan Commitment to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.2 (and Administrative Agent shall promptly notify each such Lender of such deemed request), Lenders having a Revolving Loan Commitment shall, on the Reimbursement Date, make Revolving Loans that are

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Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this
Section 2.3(d) shall be deemed to relieve any Lender having a Revolving Loan Commitment from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Company shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.3(d).

         (e) Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Loan Commitment shall be deemed to have irrevocably purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Loan Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Company shall fail for any reason to reimburse Issuing Bank as provided in Section 2.3(d), Issuing Bank shall promptly notify each such Lender of the unreimbursed amount of such honored drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Loan Commitments. Each such Lender shall make available to Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of Issuing Bank specified in such notice, not later than 12:00 noon (New York City time) on the first Business Day (under the laws of the jurisdiction in which such office of Issuing Bank is located) after the date notified by Issuing Bank. In the event that any Lender having a Revolving Loan Commitment fails to make available to Issuing Bank on such business day the amount of such Lender's participation in such Letter of Credit as provided in this Section 2.3(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Issuing Bank for the correction of errors among banks for three (3) Business Days and thereafter at the Base Rate. Nothing in this Section 2.3(e) shall be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of Issuing Bank or resulted from Issuing Bank's failure to use the standard of care specified in the UCC with respect to Letters of Credit. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.3(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.3(e) with respect to such honored drawing such Lender's Pro Rata Share of all payments subsequently received by Issuing Bank from Company in reimbursement of such honored drawing promptly when such

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

payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request. In addition, in the case of each Lender that is deemed to have irrevocably purchased from Issuing Bank a participation in such Letter of Credit as specified in this Section 2.3(e), the Issuing Bank shall keep a register specifying such Lender's entitlement to payments with respect to such participation in accordance with its normal business practice which is intended to meet the requirements of Temporary Treasury Regulation Section 5f.103-1(c).

         (f) The obligation of Company to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.3(d) and the obligations of Lenders having Revolving Credit Exposure under Section 2.3(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack o f validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Company, whether in connection herewith, the transactions contemplated herein o r any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit, except where such payment constitutes gross negligence or willful misconduct on the part of the Issuing Bank, as determined by a final and non-appealable judgment of a court of competent jurisdiction or results from Issuing Bank's failure to use the standard of care specified in the UCC with respect to Letters of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;
(vi) any breach of this Agreement or any other Credit Document by any party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank, as determined by a final and non-appealable judgment of a court of competent jurisdiction or failure of such Issuing Bank to use the standard of care specified in the UCC with respect to Letters of Credit under the circumstances in question.

         (g) In addition to amounts payable as provided herein, Company hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of outside counsel but excluding, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses

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relating to Taxes (and any liabilities relating thereto), the indemnity for which shall be governed solely and exclusively by Section 2.20) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank, as determined by a final and non-appealable judgment of a court of competent jurisdiction or failure of such Issuing Bank to use the standard of care specified in the UCC with respect to Letters of Credit, or (2) subject to the following clause (ii), the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

         2.4 PRO RATA SHARES. All Loans made and all participations purchased pursuant to Section 2.1, 2.2 and Section 2.3 shall be made or purchased, as the case may be, by Lenders simultaneously and proportionately to their respective applicable Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall the Revolving Loan Commitment or Term Loan amount of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Extension Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Credit Extension Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Extension Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Credit Extension Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Extension Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Extension Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans. Nothing in this
Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Loan Commitments or its commitments to make Term Loans hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

         2.5 USE OF PROCEEDS. The proceeds of (a) the Tranche B Term Loans and up to $8,200,000 of Revolving Loans made on the Closing Date shall be applied by Company to fund a portion of the Acquisition Financing Requirements and (b) the Revolving Loans, Swing Line Loans and Letters of Credit made after the Closing Date

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shall be applied by Company for working capital and general corporate purposes of Parent and its Subsidiaries and other purposes permitted hereunder. The proceeds from any New Term Loans shall be applied by Company for working capital, general corporate purposes and other purposes permitted hereunder. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act.

         2.6 NOTES; REGISTER; LENDERS' BOOKS AND RECORDS. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Company shall execute and deliver to such Lender (and or, if applicable and if so specified in such notice, to any Person who is a permitted assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a Note or Notes to evidence such Lender's Tranche B Term Loan, New Term Loan, Revolving Loan or Swing Line Loan, as the case may be. Administrative Agent shall maintain, at its address referred to in Section 10.1,a register for the recordation of the names and addresses of Lenders and Issuing Banks and the Revolving Loan Commitments and Loans of each Lender and Letters of Credit, and drawings honored under the Letters of Credit, issued by each Issuing Bank from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Revolving Loan Commitments and the Loans of each Lender and Letters of Credit, and drawings honored under the Letters of Credit, issued by each Issuing Bank, and each repayment or prepayment in respect of the principal amount of the Loans (and related interest payments with respect to the Loans) and any reimbursement amounts paid to each Issuing Bank pursuant to Section 2.3 (and related interest payments), and any such recordation shall be conclusive and binding on Company and each Lender, absent demonstrable error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Revolving Loan Commitment or Company's Obligations in respect of any Loan. Company hereby designates the Administrative Agent to serve as Company's agent solely for purposes of maintaining the Register as provided in this
Section 2.6, and Company hereby agrees that, to the extent the Administrative Agent serves in such capacity, the Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes. Each Lender shall record on its internal records, including its Notes, the amount of the Loans and Letters of Credit made or issued, as the case may be, by it and each repayment and prepayment and interest payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent demonstrable error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans and Letters of Credit; and provided, further, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern. Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the

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

corresponding Revolving Loan Commitments and Loans listed therein for all purposes hereof.

         2.7 INTEREST PAYMENTS. (a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at the sum of (x) the applicable interest rate for the Type of Loan of such Class plus (y) the Applicable Margin for such Type of Loan of such Class. The Type of any Loan (except a Swing Line Loan), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Company and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan. Notwithstanding anything contained herein to the contrary, in connection with Eurodollar Rate Loans (i) there shall be no more than 16 Interest Periods outstanding at any time; and (ii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Company shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent demonstrable error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

         (b) Company agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit honored by it, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Company at a rate equal to (i) for the period from the date such drawing is honored to but excluding one day after the applicable Reimbursement Date, (1) the Base Rate, plus (2) the Applicable Margin for Revolving Loans that are Base Rate Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.

         (c) Interest payable hereunder shall be computed (i) in the case of Base Rate Loans, on the basis of a 365/6-day year, as the case may be, and
(ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such

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

Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         (d) Except as otherwise set forth herein, interest on each Loan shall be payable in arrears on and to (i) each Interest Payment Date applicable to that Loan; (ii) any prepayment of that Loan, to the extent accrued on the amount being prepaid; and (iii) at maturity, including final maturity; provided, in the event any Swing Line Loan or any Revolving Loan that is a Base Rate Loan is prepaid pursuant to Section 2.12(a), interest accrued on such Swing Line Loan or Revolving Loan through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loan, or, if earlier, at final maturity.

         (e) Interest payable pursuant to Section 2.7(b) shall be payable on demand or, if no demand is made, on the date on which the related drawing honored under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.7(b), (i) Issuing Bank shall distribute to each Lender having Revolving Credit Exposure, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit, and (ii) in the event Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to each Lender having Revolving Credit Exposure which has paid all amounts payable by it under Section 2.3(e) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

         2.8 CONVERSION; CONTINUATION. Company shall have the option (a) to convert at any time all or any part of any Class of Loans from one Type of Loan to another Type of Loan, provided, that partial conversions of Base Rate Loans shall be in the aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess of that amount and the aggregate principal amount of the resulting Eurodollar Rate Loans outstanding in respect of any one (1) Interest Period shall be at least $2,000,000 and integral multiples of $1,000,000 in excess of that amount; or (B) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan as a Eurodollar Rate Loan; provided, (1) a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto and (2) the aggregate principal amount of the resulting Eurodollar Rate Loans outstanding in respect of any one Interest Period shall be at least $2,000,000 and integral

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multiples of $1,000,000 in excess of that amount. Company shall deliver a
Conversion/Continuation Notice to Administrative Agent no later than 10:00 a.m. (New York City time) at least one (1) Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three (3) Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith. After the occurrence of and during the continuation of an Event of Default, unless the Requisite Lenders otherwise consent, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan; and (ii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

         2.9 POST-MATURITY INTEREST. Any principal payments on the Loans not paid when due and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder not paid when due, in each case whether at stated maturity, by notice of prepayment, by acceleration or otherwise, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans that are Revolving Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans of the Class in question. Payment or acceptance of the increased rates of interest provided for in this
Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         2.10 FEES. (a) Company agrees to pay to Administrative Agent, for distribution to each Lender having Revolving Credit Exposure in proportion to that Lender's Pro Rata Share (determined with respect to the Revolving Loan Commitments), commitment fees for the Revolving Loan Commitment Period equal to the product of (i) the average of the daily difference between (1) the Revolving Loan Commitments, minus (2) the sum of (a) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (b) the Letter of Credit Usage, multiplied by the (ii) Applicable Commitment Fee Percentage. All such commitment fees shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of

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each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

         (b) Company agrees to pay (i) a fronting fee, payable directly to Issuing Bank for its own account, equal to 0.25% per annum of the aggregate daily amount available to be drawn under all Letters of Credit issued by it, and
(ii) a letter of credit fee, payable to Administrative Agent for the account of Lenders having Revolving Credit Exposure, equal to the product of (1) the Applicable Margin for Revolving Loans that are Eurodollar Rate Loans, multiplied by (2) the daily amount available to be drawn under all such Letters of Credit, each such fee to be payable in arrears on and to (but not including) the last Business Day of each of January, April, July and October of each year and computed on the basis of a 360-day year for the actual number of days elapsed. Without duplication of the foregoing fees, Company agrees to pay documentary and processing charges payable directly to Issuing Bank for its own account in accordance with Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be. For purposes of calculating any fees payable under this Section, the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause (ii) above, Administrative Agent shall distribute to each Lender having Revolving Credit Exposure its Pro Rata Share (determined with respect to the Revolving Loan Commitments) of such amount.

         (c) Company agrees to pay to the Agents such other fees in the amounts and at the times separately agreed upon between Company and the Agents.

         2.11 SCHEDULED PAYMENTS. Company shall make principal payments on the Tranche B Term Loans in installments (each an "INSTALLMENT") on the dates (each an "INSTALLMENT DATE") and in the amounts set forth below:

DATE                                    AMOUNT
------------                          -----------
March 31, 2004                        $ 1,012,500
June 30, 2004                           1,012,500
September 30, 2004                      1,012,500
December 31, 2004                       1,012,500
March 31, 2005                          1,012,500
June 30, 2005                           1,012,500
September 30, 2005                      1,012,500
December 31, 2005                       1,012,500
March 31, 2006                          1,012,500
June 30, 2006                           1,012,500
September 30, 2006                      1,012,500
December 31, 2006                       1,012,500
March 31, 2007                          1,012,500

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

DATE                                    AMOUNT
------------                          -----------
June 30, 2007                           1,012,500
September 30, 2007                      1,012,500
December 31, 2007                       1,012,500
March 31, 2008                          1,012,500
June 30, 2008                           1,012,500
September 30, 2008                      1,012,500
December 31, 2008                       1,012,500
March 31, 2009                          1,012,500
June 30, 2009                           1,012,500
September 30, 2009                      1,012,500
December 31, 2009                       1,012,500
March 31, 2010                          1,012,500
June 30, 2010                           1,012,500
September 30, 2010                      1,012,500
December 31, 2010                       1,012,500
March 31, 2011                         94,162,500
June 30, 2011                          94.162,500
September 30, 2011                     94,162,500
Eighth Anniversary of Closing Date     94,162,500

; provided, in the event any New Term Loans are made, such New Term Loans shall be repaid on each Installment Date occurring on or after the applicable Increased Amount Date in an amount equal to (i) the aggregate principal amount of New Term Loans of the applicable Series of New Term Loans, times (ii) the ratio (expressed as a percentage) of (y) the original Installment amount of the Tranche B Term Loans to be repaid on such Installment Date and (z) the original aggregate principal amount of the Tranche B Term Loans.

Notwithstanding the foregoing, (i) such scheduled installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.12, 2.13 and 2.14; (ii) Tranche B Term Loans and all other amounts owed hereunder with respect thereto shall be paid in full no later than the Tranche B Term Loan Maturity Date, and the final installment payable by Company in respect thereof on such date shall be in an amount sufficient to repay all amounts owing by Company hereunder with respect to the Tranche B Term Loans; and (iii) New Term Loans and all other amounts owed hereunder with respect thereto shall be paid in full no later than the New Term Loan Maturity Date, and the final installment payable by Company in respect thereof on such date shall be in an amount sufficient to repay all amounts owing by Company hereunder with respect to the New Term Loans.

         2.12 VOLUNTARY PREPAYMENTS/COMMITMENT REDUCTIONS. (a) Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 noon (New York City time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line

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Loan on any Business Day in whole or in part in an aggregate minimum amount of
$250,000 and integral multiples of $100,000 in excess of that amount. Company may, upon not less than one (1) Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three (3) Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount in the case of Term Loans and $100,000 and integral multiples of $500,000 in excess of that amount in the case of Revolving Loans; provided, however, that a Eurodollar Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto unless Company pays Lenders any amount required pursuant to Section 2.18(c) on the date of such prepayment. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that Company may rescind or postpone any such notice of prepayment if such prepayment would have resulted from a refinancing of all of the Loans and such refinancing shall not be consummated or otherwise shall be delayed.

         (b) Company may, upon not less than three (3) Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender having Revolving Credit Exposure proportionately to its Pro Rata Share (determined with respect to Revolving Loan Commitments); provided that Company may rescind or postpone any such notice of termination of the Revolving Loan Commitments if such termination would have resulted from a refinancing of all of the Loans and such refinancing shall not be consummated or otherwise shall be delayed.

         (c)      Notwithstanding anything to the contrary contained in this
Section 2.12 or any other provision of this Agreement, so long as (i) there is no Default, (ii) there is no Event of Default and (iii) no Default or Event of Default would result therefrom, Company may repurchase outstanding Term Loans on the following bases:

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                  (i)      Company may repurchase on a non-pro rata basis all or
         any portion of the Term Loans of one or more Lenders pursuant to an Assignment Agreement, between Company and such Lender or Lenders in an aggregate principal amount not to exceed 30% of the initial aggregate principal amount of Term Loans with respect to all such repurchases pursuant to this clause (i); provided that, with respect to such repurchases, Company shall simultaneously provide a copy of such Assignment Agreement and any other agreements between Company and such Lender with respect to such repurchase to Administrative Agent and GSCP;

                  (ii) In addition, Company may make one or more offers (each, an "OFFER")to repurchase all or any portion of the Term Loans (such Term Loans, the "OFFER LOANS") of Lenders, provided, (A) Company delivers a notice of such Offer to Administrative Agent (to be distributed to the Lenders) no later than 12:00 noon (New York City time) at least five (5) Business Days in advance of a proposed consummation date of such Offer indicating (1) the last date on which such Offer may be accepted, (2) the maximum dollar amount of the Offer,
         (3) the repurchase price per dollar of principal amount of such Offer Loans at which Company is willing to repurchase the Offer Loans and (4) the instructions, consistent with this Section 2.12(c) with respect to the Offer (which shall be reasonably acceptable to Company, Administrative Agent and GSCP), that a Lender must follow in order to have its Offer Loans repurchased; (B) the maximum dollar amount of the Offer shall be no less than an aggregate $1,000,000; (C) Company shall hold the Offer open for a minimum period of two (2) Business Days; (D) a Lender who elects to participate in the Offer may choose to tender all or part of such Lender's Offer Loans; and (E) the Offer shall be made to Lenders holding the Offer Loans on a pro rata basis in accordance with their Pro Rata Shares; provided, further that, if any Lender elects not to participate in the Offer, either in whole or in part, the amount of such Lender's Offer Loans not being tendered shall be excluded in calculating the pro rata amount applicable to the balance of such Offer Loans;

                  (iii) With respect to all repurchases made by Company pursuant to this Section 2.12(c), (A) company shall pay all accrued and unpaid interest, if any, on the repurchased Term Loans to the date of repurchase of such Term Loans (B) Company shall have provided to all Lenders all information that, together with any previously provided information, would satisfy the requirements of Rule 10b-5 of the Exchange Act with respect to an offer by Company to repurchase securities registered under the Securities Act (whether or not such securities are outstanding) as if such offer was being made as of the date of such repurchase of Term Loans from a Lender and (C) such repurchases shall not be deemed to be voluntary prepayments pursuant to this Section 2.12, Section 2.13 or 2.16 hereunder except that the amount of the Loans so repurchased shall be applied on a pro rata basis to reduce the scheduled remaining Installments of principal on such Term Loan;

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                  (iv)     Following repurchase by Company pursuant to this
         Section 2.12(c), the Term Loans so repurchased shall be deemed cancelled for all purposes and no longer outstanding (and may not be resold by Company), for all purposes of this Agreement and all other Credit Documents, including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document or (C) the determination of Requisite Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document. Any payment made by Company in connection with a repurchase permitted by this Section 2.12(c) shall not be subject to the provisions of either Section 2.16 or Section
         2.17. Failure by Company to make any payment to a Lender required by an agreement permitted by this Section 2.12(c) shall not constitute an Event of Default under Section 8.1 (a); and

                  (v) Notwithstanding any of the provisions set forth in this Agreement to the contrary, Company, the Lenders and Agents hereby agree that nothing in this Agreement shall be understood to mean or suggest that the Term Loans constitute "securities" for purposes of either the Securities Act or the Exchange Act.

         2.13 MANDATORY PREPAYMENTS/COMMITMENT REDUCTIONS. (a) No later than the first Business Day following the date of receipt by Holdings, Company or any of its Subsidiaries of any Net Asset Sale Proceeds from Asset Sales made in accordance with Sections 6.7(o), 6.7(p), and Section 6.9, or of any Net Insurance/Condemnation Proceeds, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, as the case may be; provided, so long as Event of Default shall have occurred and be continuing, Company may deliver to Administrative Agent a certificate of an Authorized Officer of Company setting forth (1) that portion of such Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds (such portion being the "PROPOSED REINVESTMENT PROCEEDS") that Company or such Subsidiary intends to reinvest within 365 days of the date of receipt, in non-current assets useful in the business of Company and its Subsidiaries, which may include, in the case of any Proposed Reinvestment Proceeds which related to Net Insurance/Condemnation Proceeds, the repair, restoration or replacement of the applicable assets of Company or its Subsidiaries (such assets being "ELIGIBLE ASSETS") and (2) the proposed use of such Proposed Reinvestment Proceeds and such other information with respect to such reinvestment as Administrative Agent may reasonably request. In the event Collateral Agent shall receive any Net Insurance/Condemnation Proceeds in its capacity as loss payee pursuant to
Section 5.5, Company hereby authorizes Collateral Agent to apply an amount equal to all such amounts in accordance with this Section 2.13(a); provided, if Company shall elect to exercise its option to reinvest any such proceeds pursuant to the first sentence of this Section 2.13(a), Company shall give notice to Administrative Agent of such election and Administrative Agent shall pay over to Company such proceeds and Company shall reinvest such proceeds in accordance with the terms of such sentence.

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         (b)      On the date of receipt by Holdings or Company of the Cash
proceeds from the issuance of any equity Securities in a public offering or in a private placement underwritten, placed or initially purchased by an investment bank (it being understood that Sponsor is not an investment bank) of Holdings, Company or any of its Subsidiaries, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such proceeds, net of investment banking fees, underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; provided, during any period in which the Leverage Ratio as of the last day of the immediately preceding Fiscal Quarter (determined for any such period by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1 (d) calculating the Leverage Ratio) (i) shall be 4.00:1.00 or less, Company shall be required to make the prepayment and/or reduction required hereby in an amount equal to 25% of such net proceeds, and (ii) shall be 2.50: 1.00 or less, Company shall not be required to make any prepayment and/or reduction hereby; and provided further that no such prepayment or commitment reduction shall be required with respect to an amount equal to such proceeds that are received (w) in a private offering or placement to the extent that such proceeds do not exceed $25,000,000 in the aggregate and are utilized to finance Permitted Acquisitions, (x) pursuant to any employee stock or stock option plan, (y) in connection with sales or issuances of equity Securities to (A) the Equity Investors, their Affiliates, related funds and limited partners and (B) other Persons making additional equity investments together with the Equity Investors after the Closing Date, and (z) in connection with any Permitted Cure Securities.

         (c) On the first Business Day following the date of receipt by Holdings, Company or its Subsidiaries of the Cash proceeds from the issuance of any debt Securities (other than the proceeds of Indebtedness permitted under Section 6.1 (unless indicated otherwise in Section 6.1)) of Holdings, Company or its Subsidiaries, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to equal to 100% of such proceeds, net, in the case of any such issuance, of investment banking fees, underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

         (d) In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year ended 2004), Company shall, no later than one hundred-five (105) days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow; provided, during any period in which the Leverage Ratio as of the last day of the last Fiscal Quarter of such Fiscal Year (determined for any such period by reference to the most recent Compliance Certificate delivered pursuant to
Section 5.1 (d) calculating the Leverage Ratio) (i) shall be 4.00: 1.00 or less, Company shall be required to make the prepayment and/or reduction required hereby in an amount equal to 25% of such Consolidated Excess Cash Flow, and (ii) shall be 2.50:1.00 or less, Company shall not be required to make any prepayment and/or reduction hereby.

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         (e)      Company shall from time to time prepay first, the Swing Line
Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

         (f) Concurrently with any prepayment of the Loans and/or reduction of the Commitments pursuant to Sections 2.13(a) through 2.13(e), Company shall deliver to Administrative Agent a certificate by its Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction.

         2.14 APPLICATION OF PREPAYMENTS AND REDUCTIONS OF COMMITMENTS. (a) Any voluntary prepayments made pursuant to Section 2.12 (other than clause (c) thereof) shall be applied as specified by Company in the applicable notice of prepayment; provided, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first, to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding Revolving Loans to the full extent thereof, third to prepay scheduled Installments of the Term Loans for the immediately succeeding twelve-month period, and fourth, to prepay the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Term Loans, that is unpaid at the time of such prepayment.

         (b) Any amount (the "APPLIED AMOUNT") required to be paid pursuant to Section 2.13 shall be applied first, to prepay scheduled Installments of the Term Loans for the immediately succeeding twelve-month period, second, to prepay the Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Term Loans, that is unpaid at the time of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fourth, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fifth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof, and sixth, to cash-collateralize any Letters of Credit that are outstanding.

         (c) Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to Section 2.18(c); provided, so long as no Event of Default shall have occurred and then be continuing, Company may elect that the remainder of such prepayments (after application

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to all Base Rate Loans) be deposited in a cash collateral account and applied thereafter to prepay any Eurodollar Rate Loans at the earliest expiration of the Interest Periods applicable thereto. Company hereby grants to Administrative Agent, for the benefit of such Lenders, a security interest in all amounts in which Company has any right, title or interest which are from time to time on deposit in such cash collateral account and expressly waives all rights (which rights Company hereby acknowledges and agrees are vested exclusively in the Administrative Agent) to exercise dominion or control over any such amounts.

         2.15 COLLATERAL PROCEEDS; GUARANTY PAYMENTS. (a) Except as otherwise provided herein, all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral after the occurrence and during the continuance of an Event of Default, may, in the discretion of Collateral Agent, be held by Collateral Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Collateral Agent against, the "SECURED OBLIGATIONS" or "OBLIGATIONS" (each as defined in the applicable Collateral Documents) in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification under such Collateral Documents and hereunder and all advances made by Collateral Agent thereunder for the account of the applicable Credit Party, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy under such Collateral Document or hereunder, all in accordance with the terms hereof; second, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and third, to the extent of any excess such proceeds, to the payment to or upon the order of such Credit Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         (b) All payments received by Administrative Agent under the Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority: first, to the payment of the costs and expenses of any collection or other realization under the Guaranty, including reasonable compensation to Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, all in accordance with the terms of the Guaranty and this Agreement; second, to the extent of any excess such payments, to the payment of all other Obligations for the ratable benefit of the holders thereof; and third, to the extent of any excess such payments, to the payment to the applicable Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         2.16 GENERAL PROVISIONS REGARDING PAYMENTS. All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, set-off or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 noon (New York City time) on the

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date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. All payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans and Swing Line Loans) shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth on its signature page hereto or at such other address as such Lender may request, its applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable thereto, received by Administrative Agent. Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its applicable Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter. Notwithstanding anything to the contrary herein, payments of amounts deposited in the collateral account pursuant to Section 2.14(c) shall be deemed to have been paid by Company on the later of (a) the date such amounts are so deposited, and (b) if Company elects to apply such amounts in accordance with Section 2.14(c), the applicable date or dates such amounts are applied to prepay Eurodollar Rate Loans.

         2.17 RATABLE SHARING. Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing

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arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder directly by Company.

         2.18 MAKING OR MAINTAINING EURODOLLAR RATE LOANS. (a) In the event that Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist, which notice shall be given as soon as reasonably practicable and (ii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company without the necessity of paying any amount under Section 2.18(c), and any Funding Notice previously delivered by Company which requested Eurodollar Rate Loans may be revoked by Company or, failing that, shall be deemed to be converted into a request(s) for borrowing of Base Rate Loans.

         (b) In the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the

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Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, Company shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.18(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof.

         (c) Company shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or reemployment of such funds but excluding (a) any loss solely attributable to the failure to receive the Applicable Margin on a Eurodollar Rate Loan for any period after (y) the date specified for such Eurodollar Rate Loan in the case of clause (i) below and (z) the date such Eurodollar Rate Loans are prepaid or converted in the case of clause (ii) below) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company and (b) any loss, expense or liability with respect to Taxes (and any liabilities relating thereto), the indemnity for which shall be governed solely and exclusively by
Section 2.20.

         (d) Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender. In addition, in the case of each Lender that makes, carries or transfers any Eurodollar Rate Loan at, to, or for the account of an office of an Affiliate of such Lender pursuant to this Section 2.18(d), such
Lender: (i) shall keep a register, meeting the requirements of Temporary Treasury Regulation Section 5f.103-1(c), relating to each such Affiliate of such Lender, specifying such Affiliate's entitlement to payments of principal and interest with respect to such Loan, and (ii) shall collect, prior to the time such Affiliate receives payments, from each such Lender the appropriate forms, certificates and statements

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described in Section 2.20 (and updated as required by Section 2.20) as if such
Affiliate were a Lender under Section 2.20.

         (e)      Calculation of all amounts payable to a Lender under this
Section 2.18 and under Section 2.19 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause
(i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under Section 2.19.

         2.19 INCREASED COSTS; CAPITAL ADEQUACY. Subject to the provisions of Section 2.20 (which shall be controlling with respect to the Tax matters), in the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.19) shall reasonably determine (which determination shall, absent demonstrable error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (a) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit (including letters of credit) extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or (b) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19,

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which statement shall be conclusive and binding upon all parties hereto absent demonstrable error.

         2.20 TAXES; WITHHOLDING, ETC. (a) All sums payable by any Credit Party hereunder and the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender or any Agent), imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

         (b) If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender under any of the Credit Documents: (i) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it; (ii) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty (30) days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause
(ii) above to pay, Company shall deliver to Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender or any Agent under clause (iii) above with respect to any deductions or withholding applicable as of the date hereof (in the case of each Lender and each Agent listed on the signature pages hereof) or the effective date of the Assignment Agreement pursuant to which such Lender became a Lender or the date on which a successor Lender becomes a Lender, or the date a successor Agent becomes an Agent (in the case of each other Lender or Agent) in respect of payments to such Lender or such Agent.

         (c) Each Lender and each Agent that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a "Non-US Lender") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender and each Agent listed on the signature pages hereof on the Closing Date) or on or prior to the

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date of the Assignment Agreement pursuant to which it becomes a Lender or on or prior to the date a successor Lender becomes a Lender or on or prior to the date a successor Agent becomes an Agent (in the case of each other Lender and each Agent): (i) two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), properly completed and duly executed by such Non-U.S. Lender, and such other documentation required under the Internal Revenue Code to establish that such Non-U.S. Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Non-U.S. Lender of principal, interest, fees or other amounts payable under any of the Credit Documents, or (ii) if such Non-U.S. Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8ECI pursuant to clause (i) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8BEN (or any successor form), properly completed and duly executed by such Non-U.S. Lender, and such other documentation required under the Internal Revenue Code to establish that such Non-U.S. Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Non-U.S. Lender of interest payable under any of the Credit Documents. Each Non-U.S. Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.20(c) hereby agrees, from time to time after the initial delivery by such Non-U.S. Lender of such forms, certificates or other evidence to promptly deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form W-8BEN or W-8ECI, or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8BEN (or successor forms or certificates as shall be adopted from time to time by the relevant United States taxing authority), as the case may be, properly completed and duly executed by such Non-U.S. Lender, and such other documentation required under the Internal Revenue Code to confirm or establish that such Non-U.S. Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Non-U.S. Lender under the Credit Documents, (i) on or before the date that any such previously provided forms, certificates or evidence expires or becomes inaccurate, (ii) whenever a lapse in time or change in circumstances renders such previously provided forms, certificates or other evidence obsolete or inaccurate and (iii) from time to time thereafter if reasonably requested by Company or Administrative Agent, or to notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Company and each other Credit Party shall not be required to pay any additional amount to any Non-US Lender under Section 2.20(b)(iii) if such Non-U.S. Lender shall have (x) failed to deliver the forms, certificates or other evidence referred to in this Section 2.20(c), or (y) notified Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, if such Non-U.S. Lender shall have satisfied the requirements of the first sentence of this Section 2.20(c) on the Closing Date or on the date of the Assignment Agreement or the date of succession pursuant to which it became a Lender or an Agent, as applicable, nothing in this last sentence of Section 2.20(c) shall relieve Company and each other Credit Party of its obligation to pay any additional amounts pursuant to this Section 2.20 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or

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order, or any change in the interpretation, administration or application thereof, such Non-U.S. Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Non-U.S. Lender is not subject to withholding as described herein.

         (d) Each Lender and each Agent that is not a Non-US Lender (a "US LENDER") shall deliver to Administrative Agent and Company two original copies of Internal Revenue Service Form W-9 properly completed and duly executed by such US Lender on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), certifying that such US Lender is entitled to an exemption from United States backup withholding tax, or any successor form. Each US Lender required to deliver any forms, certificates or other evidence with respect to United States backup withholding tax matters pursuant to this Section 2.20(d) hereby agrees, from time to time after the initial delivery by such US Lender of such forms, certificates or other evidence, that such US Lender shall promptly deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form W-9, properly completed and duly executed by such US Lender, together with any other certificate or statement of exemption required in order to confirm or establish that such US Lender is exempt from United States backup withholding tax with respect to payments to such US Lender under any of the Credit Documents (i) on or before the date that any such previously provided forms, certificates or other evidence expires or becomes obsolete, (ii) whenever a lapse in time or change in circumstances render such previously provided forms, certificates or other evidence obsolete or inaccurate, and (iii) from time to time thereafter if reasonably requested by Company or Administrative Agent, or shall notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Company and each other Credit Party shall not be required to pay any additional amount to any US Lender under Section 2.20(b)(iii) to the extent deduction or withholding is a result of such US Lender's failure to provide an Internal Revenue Service Form W-9 establishing that such US Lender is exempt from United States backup withholding tax; provided, if such US Lender shall have satisfied the requirements of this
Section 2.20(d) on the Closing Date or on the date of the Assignment Agreement or on the date of the succession pursuant to which it became a Lender or an Agent, as applicable, nothing in this last sentence of Section 2.20(d) shall relieve Company and each other Credit Party of its obligation to pay any additional amounts otherwise payable pursuant to Section 2.20(b)(iii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such US Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such US Lender is not subject to United States backup withholding tax as described herein. If such US Lender fails to deliver such forms, then Company may withhold from any payment to such US Lender an amount equal to the applicable backup withholding tax imposed by the Internal Revenue Code.

         (e) If any Lender or any Agent determines that it has received a refund in respect of any Taxes as to which additional amounts have been paid to it by Company pursuant to Section 2.20(b)(iii), it shall promptly remit such refund (including any

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interest included in such refund) to Company, net of all out-of-pocket expenses of such Lender or such Agent, as the case may be; provided however, that Company, upon request of such Lender or such Agent, as the case may be, agrees to promptly return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or such Agent, as the case may be, shall, at Company's request, provide Company with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or such Agent, as the case may be, may delete any information therein that such Lender or such Agent, as the case may be, deems confidential).

         (f) For purposes of this Section 2.20, the term "Lender" shall include Issuing Bank.

         2.21 CAPITAL ADEQUACY ADJUSTMENT. If any Lender (which term shall include Issuing Bank for purposes of this Section 2.21) shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five (5) Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent demonstrable error.

         2.22 OBLIGATION TO MITIGATE. Each Lender (which term shall include Issuing Bank for purposes of this Section 2.22) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans or Letters of Credit, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.19, 2.20 or 2.21, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain its

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Credit Extensions, including any Affected Loans, through another office of such
Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.19, 2.20 or 2.21 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments, Loans or Letters of Credit through such other office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments, Loans or Letters of Credit or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.22 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this Section 2.22 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be conclusive absent demonstrable error. With respect to any Lender's claim for compensation under Sections 2.19, 2.20 or 2.21, Company shall not be required to compensate such Lender for any amount incurred more than ninety (90) days prior to the date that such Lender becomes aware of the event that gives rise to such claim.

         2.23 DEFAULTING LENDERS. Anything contained herein to the contrary notwithstanding, in the event that any Lender (a "DEFAULTING LENDER") defaults (a "FUNDING DEFAULT") in its obligation to fund any Revolving Loan (a "DEFAULTED REVOLVING LOAN") as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority, then (a) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Credit Documents; (b) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, (i) any voluntary prepayment of the Revolving Loans shall, if Company so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding and the Revolving Credit Exposure of such Defaulting Lender were zero, and (ii) any mandatory prepayment of the Revolving Loans shall, if Company so directs at the time of making such mandatory prepayment, be applied to the Revolving Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender, it being understood and agreed that Company shall be entitled to retain any portion of any mandatory prepayment of the Revolving Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b); (c) such Defaulting Lender's Revolving Loan Commitment and outstanding Revolving Loans and such Defaulting Lender's applicable Pro Rata Share of the Letter of Credit Usage shall be excluded for purposes of calculating the commitment fee payable to Lenders pursuant to Section 2.10 in respect of any day during any Default Period with respect to such Defaulting Lender,

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and such Defaulting Lender shall not be entitled to receive any commitment fee pursuant to Section 2.10 with respect to such Defaulting Lender's Commitment in respect of any Default Period with respect to such Defaulting Lender; and (d) the Total Utilization of Revolving Loan Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender. No Revolving Loan Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.23, performance by Company of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this
Section 2.23. The rights and remedies against a Defaulting Lender under this
Section 2.23 are in addition to other rights and remedies which Company may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

         2.24 REMOVAL OR REPLACEMENT OF A LENDER. Anything contained herein to the contrary notwithstanding, in the event that: (a) any Lender (an "INCREASED-COST LENDER") shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under
Section 2.19, Section 2.20 or Section 2.21, the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and such Lender shall fail to withdraw such notice within five (5) Business Days after Company's request for such withdrawal; or (b) any Lender shall become a Defaulting Lender, the Default Period for such Defaulting Lender shall remain in effect, and such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five (5) Business Days after Company's request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b) or Section 10.5(c), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "NON-CONSENTING LENDER") whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "TERMINATED LENDER"), Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so: (i) (1) elect to terminate the Commitment, if any, of such Terminated Lender upon receipt by such Terminated Lender of such notice, and (2) prepay on the date of such termination any outstanding Loans made by such Terminated Lender, together with accrued and unpaid interest thereon and any other amounts payable to such Terminated Lender hereunder pursuant to Section 2.18(c), 2.19, 2.20 or 2.21 or otherwise; or (ii) elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Commitment, if any, in full to one or more Eligible Assignees (each a "REPLACEMENT LENDER") in accordance with the provisions of Section 10.6 (and no processing or recordation fee shall be payable under Section 10.6); provided, (1) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to Section 2.18(c), 2.19, 2.20 or 2.21 or otherwise as if it were a prepayment and (2) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement

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Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided, (A) Company may not make either of such elections with respect to any Terminated Lender that is also Issuing Bank unless, prior to the effectiveness of such election arrangements satisfactory to such Issuing Bank (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such Issuing Bank or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such Issuing Bank) have been made with respect to each outstanding Letter of Credit issued by such Issuing Bank (or such outstanding Letter of Credit has been cancelled) and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.7(a). Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Commitment, if any, (a) the definition of "Commitments" shall be deemed modified to reflect any corresponding changes in the Commitments, and (b) such Terminated Lender shall no longer constitute a "Lender" for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender.

         2.25     INCREMENTAL FACILITIES.

         (a) Company may by written notice to GSCP elect to request (A) prior to the Revolving Commitment Termination Date, an increase to the existing Revolving Loan Commitments (any such increase, the "NEW REVOLVING LOAN COMMITMENTS") and/or (B) the establishment of one or more new term loan commitments (the "NEW TERM LOAN COMMITMENTS"), by an amount not in excess of $100,000,000 in the aggregate and not less than $5,000,000 individually (or such lesser amount which shall be approved by Administrative Agent and GSCP or such lesser amount that shall constitute the difference between $100,000,000 and all such New Revolving Loan Commitments and New Term Loan Commitments obtained prior to such date), and integral multiples of $5,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an "INCREASED AMOUNT DATE") on which Company proposes that the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effective, which shall be a date not less than (ten) 10 Business Days after the date on which such notice is delivered to GSCP and (B) the identity of each Lender or other Person that is an Eligible Assignee (each, a "New REVOLVING LOAN LENDER" or "New TERM LOAN LENDER", as applicable) to whom Company proposes any portion of such New Revolving Loan Commitments or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that any Lender approached to provide all or a portion of the New Revolving Loan Commitments or New Term Loan Commitments may elect or decline, in its sole discretion, to provide a New Revolving Loan Commitment or a New Term Loan Commitment. Such New Revolving Loan Commitments or New Term Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Revolving Loan Commitments or New Term Loan Commitments, as applicable; (2) both before and after giving effect to the making of any New Revolving Loan or Series of New Term Loans,

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each of the conditions set forth in Section 3.2 shall be satisfied; (3) Company and its Subsidiaries shall be in compliance with each of the covenants set forth in Section 6.6 on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter after giving effect to any Loans made pursuant to such New Revolving Loan Commitments on the Increased Amount Date or New Term Loan Commitments, as applicable and after giving effect to use of proceeds thereof;
(4) the Leverage Ratio on a Pro Forma Basis as of the last day of the most recently ended Fiscal Quarter after giving effect to any Loans made pursuant to such New Revolving Loan Commitments on the Increased Amount Date or New Term Loan Commitments, as applicable and after giving effect to use of proceeds thereof, shall be the Leverage Ratio as set forth for such Fiscal Quarter in
Section 6.6(b) minus 0.25; (5) the New Revolving Loan Commitments or New Term Loan Commitments, as applicable, shall be effected pursuant to one or more Joinder Agreements executed and delivered by Company, and GSCP, Administrative Agent, each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.20(c) and Section 2.20(d); (6) Company shall make any payments required pursuant to Section 2.18(c) in connection with the New Revolving Loan Commitments or New Term Loan Commitments, as applicable; and (7) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction. Any New Term Loans made on an Increased Amount Date shall be designated, a separate series (a "SERIES") of New Term Loans for all purposes of this Agreement.

         (b) On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Lenders shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Revolving Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Loan Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such New Revolving Loan Commitments to the Revolving Loan Commitments, (b) each New Revolving Loan Commitment shall be deemed for all purposes a Revolving Loan Commitment and each Loan made thereunder (a "NEW REVOLVING LOAN") shall be deemed, for all purposes, a Revolving Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto.

         (c) On any Increased Amount Date on which any New Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender of any Series shall make a Loan to Company (a "NEW TERM LOAN") in an amount equal to its New Term Loan Commitment of such Series, and (ii) each New Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Term Loan Commitment of such Series and the New Term Loans of such Series made pursuant thereto.

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         (d)      Administrative Agent shall notify Lenders promptly upon
receipt of Company's notice of each Increased Amount Date and in respect thereof
(y) the New Revolving Loan Commitments and the New Revolving Loan Lenders or the Series of New Term Loan Commitments and the New Term Loan Lenders of such Series, as applicable, and (z) in the case of each notice to any Revolving Loan Lender, the respective interests in such Revolving Loan Lender's Revolving Loans, in each case subject to the assignments contemplated by this Section 2.25.

         (e) The terms and provisions of the New Term Loans and New Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Tranche B Term Loans. The terms and provisions of the New Revolving Loans shall be identical to the Revolving Loans. In any event (i) the weighted average life to maturity of all New Term Loans of any Series shall be no shorter than the weighted average life to maturity of the Tranche B Terms Loans, (ii) the applicable New Term Loan Maturity Date of each Series shall be no shorter than the final maturity of the Tranche B Term Loans and (iii) the interest rate margins applicable to the New Term Loans of each Series shall be determined by Company and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement; provided however that the interest rate applicable to the New Term Loans shall not be greater than the highest interest rate that may, under any circumstances, be payable with respect to Tranche B Term Loans plus 0.50% per annum unless the interest rate with respect to the Tranche B Term Loan is increased so as to be equal to or be 0.50% per annum lower than, the interest rate applicable to the New Term Loans.

SECTION 3. CONDITIONS PRECEDENT

         3.1 CLOSING DATE. The obligations of Lenders to make any Credit Extension to be made on the Closing Date are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:

         (a) CREDIT DOCUMENTS. Administrative Agent shall have received sufficient copies of each Credit Document, executed and delivered by each applicable Credit Party, for each Lender and its counsel.

         (b) ORGANIZATIONAL DOCUMENTS, ETC. Administrative Agent shall have received a copy of each of the following documents, originally executed (where applicable) and delivered by each Credit Party, as applicable: (i) certified copies of the Certificate or Articles of Incorporation (or equivalent charter document) of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation or formation, as applicable and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each such jurisdiction, each dated the Closing Date or a recent date prior thereto; (ii) copies of the Bylaws (or equivalent operative agreement) of such Person, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary; (iii) resolutions of the Board of Directors (or similar governing body) of such Person approving and authorizing the

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execution, delivery and performance of the Credit Documents to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment; and (iv) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party, dated the Closing Date.

         (c) GOVERNMENTAL AUTHORIZATIONS AND CONSENTS. Each Credit Party shall have obtained all material Governmental Authorizations and all material consents of other Persons, in each case that are necessary in connection with the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set a side its consent on its own motion shall have expired.

         (d) PERSONAL PROPERTY COLLATERAL. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the personal property Collateral, Collateral Agent shall have received:

                  (i) evidence reasonably satisfactory to Collateral Agent of the compliance by each Credit Party of its obligations under the Pledge and Security Agreement and the other Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments, chattel paper and intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1);

                  (ii) a completed Collateral Questionnaire dated the Closing Date and executed by an Authorized Officer of each Credit Party, together with all attachments contemplated thereby, including
         (A) the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the jurisdictions specified in the Collateral Questionnaire, together with copies of all such filings disclosed by such search, and (B) UCC termination statements (or similar documents) duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens); and

                  (iii) customary opinions of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Credit Party is located as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent.

         (e) MORTGAGES; CLOSING DATE MORTGAGE POLICIES. Without limiting the generality of the foregoing Section 3.1(d), the Collateral Agent shall have received:

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                  (i)      Closing Date Mortgages. Fully executed and notarized
         Mortgages in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset listed on Schedule 3.1(e) annexed hereto (each a "CLOSING DATE MORTGAGED PROPERTY");

                  (ii) Opinions of Local Counsel. An opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent and Co-Syndication Agents) with respect to the enforceability of the form of Mortgage to be recorded in such state, in form and substance reasonably satisfactory to Collateral Agent and Co-Syndication Agents;

                  (iii) Title Insurance. (a) ALTA mortgagee title insurance policies (or the equivalent or other form available in the applicable jurisdiction) or unconditional commitments therefor (each a "CLOSING DATE MORTGAGE POLICY") issued by the Title Company with respect to each Closing Date Mortgaged Property listed on Schedule 3.1(e) annexed hereto, in an amount reasonably satisfactory to the Collateral Agent, insuring Collateral Agent against loss or damage due to title to such Closing Date Mortgaged Property being vested in a Person other than such Credit Party and assuring Collateral Agent that such Mortgage creates a valid and enforceable First Priority Lien on such Closing Date Mortgaged Property encumbered thereby, subject only to the standard exceptions, which Closing Date Mortgage Policy (A) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by the Collateral Agent and (B) shall provide evidence reasonably satisfactory to the Collateral Agent that such Credit Party has paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Closing Date Mortgage Policies, if any, and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages in the appropriate real estate records, if any;

                  (iv) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Closing Date Mortgage Policies or title reports delivered pursuant to clause (iv) above; and

                  (v) Matters Relating to Flood Hazard Properties. (a) Evidence, which may be in the form of a certificate from an insurance broker or a municipal engineer, as to (1) whether any Closing Date Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if any Closing Date Mortgaged Property is a Flood Hazard Property, such Credit Party's written acknowledgement of receipt of written notification from Administrative Agent (1) that such Closing Date Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance

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         Program, and (c) in the event any Closing Date Mortgaged Property is a
         Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System.

         (f) FINANCIAL STATEMENTS. Lenders shall have received from Company the Historical Financial Statements, prepared in accordance with GAAP.

         (g) EVIDENCE OF INSURANCE. Collateral Agent shall have received a certificate from Company's insurance broker or other evidence reasonably satisfactory to them that all insurance required to be maintained pursuant to
Section 5.5 is in full force and effect and that Collateral Agent on behalf of the Secured Parties has been named as additional insured and/or loss payee thereunder to the extent required under Section 5.5.

         (h) OPINIONS OF COUNSEL TO CREDIT PARTIES. Lenders shall have received executed copies of the favorable written opinion of Weil, Gotshal & Manges LLP, in the form of Exhibit D-l and as to such other matters as Agents may reasonably request, and otherwise in form and substance reasonably satisfactory to Agents and Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date.

         (i) OPINIONS OF AGENT'S COUNSEL. Lenders shall have received executed copies of one or more favorable written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Agents, dated as of the Closing Date, in the form of Exhibit D-2 and otherwise in form and substance reasonably satisfactory to Agents.

         (j) FEES. Company shall have paid to Administrative Agent, for distribution (as appropriate) to Agents and Lenders, the fees payable on the Closing Date referred to in Section 2.10(c).

         (k)      EXISTING INDEBTEDNESS, RELATED LIENS AND LETTERS OF CREDIT.
(i) On the Closing Date, Company and its Subsidiaries shall have (w) repaid (or satisfied and discharged as described in clause (ii) below) in full all Indebtedness of Holdings and its Subsidiaries other than the Indebtedness set forth on Schedule 6.1 annexed hereto or otherwise permitted pursuant to Section 6.1, (x) terminated any commitments to lend or make other extensions of credit thereunder, (y) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing such repaid Indebtedness or other obligations of Holdings and its Subsidiaries thereunder, and (z) made arrangements reasonably satisfactory to Administrative Agent to issue Letters of Credit to support the obligations of Holdings and its Subsidiaries with respect to any letters of credit outstanding under such repaid Indebtedness and described on Schedule 6.1.

                  (ii) On or before the Closing Date, (w) all conditions to payment with respect to Existing Notes tendered pursuant to the Tender Offer set forth in the Tender Offer Documents shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Agents; (x) no less

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         than 50% of outstanding Existing Notes shall have been retired or shall have been tendered for retirement pursuant to the terms of the Tender Offer Documents; (y) each holder of the Existing Notes who has tendered shall also have delivered the consent necessary to amend those covenants set forth in Section 4 of the Existing Indenture (as more fully described in the Tender Offer Documents) and such amendments shall have become effective; and (z) the Tender Offer shall have become effective in accordance with the terms of the Tender Offer Documents and related documents. Company shall deliver to the Agents copies of all documents, agreements, opinions and certificates executed in connection with the Tender Offer.

         (i) CORPORATE STRUCTURE, ETC. Set forth on Schedule 4.1 is the corporate organizational structure of Holdings and its Subsidiaries, after giving effect to the Acquisition and the Mergers.

         (m)      ISSUANCE OF SENIOR SUBORDINATED NOTES. On or before the
Closing Date:

                  (i) Company shall have received the gross proceeds from the issuance of the Senior Subordinated Notes in an aggregate amount in cash of not less than $200,000,000;

                  (ii) Company shall have delivered to Administrative Agent complete, correct and conformed copies of the Senior Subordinated Note Documents which shall include terms reasonable and customary for loans and securities of such type, as mutually agreed upon between Sponsor and the Agents; and

                  (iii) The proceeds of Senior Subordinated Notes have been irrevocably committed, simultaneously with the application of the proceeds of the Tranche B Term Loans and the portion of the Revolving Loans to be made on the Closing Date, to the payment of a portion of the Acquisition Financing Requirements.

         (n) ISSUANCE OF SENIOR UNSECURED TERM LOANS. On or before the Closing Date:

                  (i) Company shall have received the gross proceeds from the issuance of the Senior Unsecured Term Loans in an aggregate amount in cash of not less than $140,000,000;

                  (ii) Company shall have delivered to Administrative Agent complete, correct and conformed copies of the Senior Unsecured Term Loan Agreement which shall include terms reasonable and customary for loans of such type, as mutually agreed upon between Sponsor and the Agents; and

                  (iii) The proceeds of Senior Unsecured Term Loans have been irrevocably committed, simultaneously with the application of the proceeds of the

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         Tranche B Term Loans and the portion of the Revolving Loans to be made on the Closing Date, to the payment of a portion of the Acquisition Financing Requirements.

         (o) EQUITY FINANCING. On or before the Closing Date, the proceeds of the Equity Financing have been irrevocably committed, simultaneously with the application of the proceeds of the Tranche B Term Loans and the portion of the Revolving Loans to be made on the Closing Date, to the payment of a portion of the Acquisition Financing Requirements.

         (p) RELATED AGREEMENTS. Administrative Agent shall each have received a fully executed or conformed copy of the Stock Purchase Agreement and the Management Agreement, and the Stock Purchase Agreement and the Management Agreement shall be in full force and effect and no provision thereof shall have been modified or waived in any respect reasonably determined by Agents to be material, in each case without the consent of two of the three Agents.

         (q) CONSUMMATION OF ACQUISITION. With respect to the consummation of the Acquisition, concurrently with the initial Credit Extension made hereunder, (i) all conditions to the Acquisition set forth in Sections 5 and 6 of the Stock Purchase Agreement and related documents shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Agents and (II) the Acquisition shall have become effective in accordance with the terms of the Stock Purchase Agreement and related documents;

         (r) CONSUMMATION OF MERGERS. The Agents shall have received evidence reasonably satisfactory to the Agents that, immediately following the consummation of the Acquisition, all conditions to the Mergers shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Agents such that, immediately following the consummation of the Acquisition, the Mergers shall become effective.

         (s) SOLVENCY ASSURANCES. On the Closing Date, Agents and Lenders shall have received a Solvency Certificate dated the Closing Date, demonstrating that, after giving effect to the consummation of the Acquisition, the related financings and the other transactions contemplated by the Credit Documents and the Related Agreements, each Credit Party will be Solvent.

         (t) TRANSACTION COSTS. On or prior to the Closing Date, Company shall have delivered to the Administrative Agent, Company's reasonable best estimate of the Transactions Costs (other than fees and expenses payable to any Agent).

         (u) CLOSING DATE CERTIFICATE. Holdings and Company shall have delivered to Administrative Agent a Closing Date Certificate.

         (v) MAXIMUM LEVERAGE RATIO. Agents shall have received reasonably satisfactory evidence that as of the Closing Date and after giving effect to the Acquisition

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and the borrowings made on the Closing Date, the Leverage Ratio (which for purposes of this Section 3.1(v) shall include all Cash and Cash Equivalents of Company and its Subsidiaries) determined on a Pro-Forma Basis for the twelve-month period ended October 31, 2003 is not greater than 6.26:1.00.

         (w) NO LITIGATION. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, to the knowledge of Company, singly or in the aggregate, materially impairs the Acquisition, the financing thereof or any of the other transactions contemplated by the Credit Documents or the Related Agreements, or that could reasonably be expected to have a Material Adverse Effect.

         Each Agent and Lender, by delivering its signature page to this Agreement, to the extent applicable, and funding its Tranche B Term Loan Amount and/or a Revolving Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved (as long as substantially in the form delivered to such Agent or Lender, as applicable, including any changed pages thereto delivered to such Agent or Lenders, as applicable), each Credit Document and each other document required to be approved by Requisite Lenders or Lenders, as applicable.

         3.2 CONDITIONS TO EACH CREDIT EXTENSION. The obligation of each Lender to make any Credit Extension on any Credit Extension Date, including the Closing Date, is subject to the following further conditions precedent:

         (a) Administrative Agent, Issuing Bank and Swing Line Lender, as the case may be, shall have received a fully executed and delivered Funding Notice or Request for Issuance, as the case may be;

         (b) as of such Credit Extension Date, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all material respects on and as of that Credit Extension Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

         (c) as of such Credit Extension Date, no event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Funding Notice or Letter of Credit contemplated by such Request for Issuance that would constitute an Event of Default or a Default; and

         (d) on or before the date of issuance of any Letter of Credit, Administrative Agent shall have received all other information required by the applicable Request for Issuance, and such other documents or information as Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit.

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Any Notice shall be executed by an Authorized Officer of Company or by the executive officer thereof designated by an Authorized Officer of Company in a writing delivered to Administrative Agent. In lieu of delivering a Funding Notice or Request for Issuance, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such notice or request shall be promptly confirmed in writing by delivery of the applicable Funding Notice or Request for Issuance to Administrative Agent on or before the applicable date of borrowing, continuation/conversion or issuance. Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Company or for otherwise acting in good faith in connection with any such notice. Upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement or upon funding of Loans by Lenders in accordance herewith, in either case pursuant to any such telephonic notice, Company shall have effected a conversion or continuation (as the case may be) or shall have effected Loans, respectively, hereunder. Company shall notify Administrative Agent (or Issuing Bank, as the case may be) prior to the funding of any Loans or the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice is no longer true and correct as of the applicable Credit Extension Date, and the acceptance by Company of the proceeds of any Loans or the issuance of any Letter of Credit shall constitute a re-certification by Company, as of the applicable Credit Extension Date, as to the matters to which Company is required to certify in the applicable Funding Notice or Request for Issuance.

SECTION 4. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders and Issuing Bank to enter into this Agreement and to make each Credit Extension to be made thereby, Company represents and warrants to each Lender (after giving effect to the consummation of the Acquisition and the Mergers) as follows:

         4.1 ORGANIZATION AND POWERS. Each Credit Party is a corporation, limited liability company or limited partnership, as applicable, duly organized or formed, as applicable, validly existing and, to the extent such concept applies, in good standing under the laws of its jurisdiction of incorporation or formation, as applicable. Each Credit Party has all requisite corporate or other organizational power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby.

         4.2 QUALIFICATION AND GOOD STANDING. Each Credit Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not be reasonably be expected to have a Material Adverse Effect.

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         4.3      SUBSIDIARIES. As of the Closing Date, all of the Subsidiaries
of Holdings are identified in Schedule 4.1. As of the Closing Date, the issued and outstanding capital stock of each of the Subsidiaries of Holdings identified in Schedule 4.1 is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each of the Subsidiaries of Holdings is a corporation, limited liability company or limited partnership, as applicable, duly organized or formed, as applicable, validly existing, to the extent such concept applies, and in good standing under the laws of its respective jurisdiction of incorporation or formation, as applicable, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and could not be reasonably expected to have a Material Adverse Effect. As of the Closing Date, Schedule 4.1 correctly sets forth the ownership interest of Holdings and each of its Subsidiaries in each of the Subsidiaries of Holdings identified therein.

         4.4 AUTHORIZATION OF BORROWING; NO CONFLICT. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary corporate, limited liability company or limited partnership, as applicable, action on the part of each Credit Party that is a party thereto. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or equivalent constituent documents) of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, except to the extent such violation could not be reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute ( with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, unless, solely with respect to the consummation of the Acquisition and the Mergers, such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of the Secured Parties), or (d) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such consents or approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

         4.5 GOVERNMENTAL CONSENTS. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any 4.1

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registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for (a) those with respect to the Collateral contemplated to be made under the Credit Documents, (b) those otherwise delivered to the Collateral Agent for filing and/or recordation, (c) such as have been obtained and are in full force and effect and (d) any such consents or approvals the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect.

         4.6 BINDING OBLIGATION. Each of the Credit Documents has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         4.7 VALID ISSUANCE OF THE SENIOR SUBORDINATED NOTES. Company has the corporate power and authority to issue the Senior Subordinated Notes. The Senior Subordinated Notes, when issued and paid for, will be the legally valid and binding obligations of Company, enforceable against Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The subordination provisions of the Senior Subordinated Note Documents will be enforceable against the holders of the Senior Subordinated Notes, and the Loans and all other monetary Obligations hereunder are and will be within the definition of "Senior Debt" included in the Senior Subordinated Note Documents. The Senior Subordinated Notes, when issued and sold, will either (a) have been registered or qualified under applicable federal and state securities laws or
(b) be exempt therefrom.

         4.8 FINANCIAL CONDITION. Company has heretofore delivered to Lenders the Historical Financial Statements all of which were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and, in the case of interim financial statements, except for the absence of notes thereto.

         4.9 NO MATERIAL ADVERSE CHANGE. Since December 31, 2002, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

         4.10 LITIGATION; ADVERSE FACTS. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to result in a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or

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in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         4.11 PAYMENT OF TAXES. Except in accordance with Section 5.3, all Federal and material state and other tax returns and reports of Holdings and its Subsidiaries required to be filed by any of them have been timely filed, and all Federal and material state and other taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Holdings and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable except those (a) which are not overdue by more than thirty (30) days or (b) which are being contested by Holdings or such Subsidiary in good faith and by appropriate proceedings or (c) with respect to which the failure to make such filings or payment could not reasonably be expected to have a Material Adverse Effect.

         4.12 TITLE TO PROPERTIES; REAL PROPERTY. Company and its Subsidiaries have, subject to Permitted Liens, (a) good, sufficient and legal title to (in the case of fee interests in real property); (b) valid leasehold interests in (in the case of leasehold interests in real or owned personal property); and (c) good title to (in the case of all other personal property), all of their respective properties and assets except for defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes or where failure to have such title in the aggregate could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, Schedule 4.12 contains a true, accurate and complete list of all (i) fee interests of any Credit Party in real property, and (ii) all leases or subleases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting or comprising each real property asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease or sublease (other than leases or subleases pertaining to the Retail Business). Except as specified in Schedule 4.12, as of the Closing Date, (x) each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect, (y) Company does not have knowledge of any default that has occurred and is continuing thereunder, and (z) each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles in each case, except to the extent any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

         4.13 COLLATERAL. (a) Except for the security interest created by the Collateral Documents, each Credit Party owns the Collateral owned by such Credit Party free and clear of any Lien other than Permitted Liens. (b) The execution and delivery of the

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Collateral Documents by Credit Parties, together with (i) the actions taken on or prior to the date hereof pursuant to Section 3 and Section 5 and (ii) the delivery to Collateral Agent of any Pledged Collateral not delivered to Collateral Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered in accordance with the requirements of the applicable Collateral Documents) are effective to create in favor of Collateral Agent for the benefit of the Secured Parties, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority Lien status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements and other filings contemplated to be made on the Closing Date which have been delivered to Collateral Agent for filing (but not yet filed), the filing of any Mortgages, the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Collateral Agent and the entering into of any deposit account and securities account control agreements. (c) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Credit Party of the Liens purported to be created in favor of Collateral Agent, for the benefit of Secured Parties, pursuant to any of the Collateral Documents or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by this Section
4.13 and except for consents referred to in Sections 4.4 and 4.5 and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities and except as may be required in connection with the foreclosure of any Mortgage. (d) Except such as may have been filed in favor of Collateral Agent, for the benefit of Secured Parties, as contemplated by this Section 4.13 or have been filed in connection with Permitted Liens, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Collateral which is Intellectual Property is on file in the United States Patent and Trademark Office or the United States Copyright Office or any similar foreign or state office.

         4.14 ENVIRONMENTAL. Neither Holdings nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to (a) any Environmental Law, (b) any Environmental Claim, or
(c) any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9604) or any comparable state law which could reasonably be expected to have a Material Adverse Effect. There are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an

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Environmental Claim against Holdings or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Holdings nor any of its Subsidiaries nor, to Company's knowledge, any predecessor of Holdings or any of its Subsidiaries has treated, stored or disposed of any hazardous waste at any Facility, and none of Holdings' or any of its Subsidiaries' operations involves the treatment, storage or disposal of hazardous waste that, in each case, would require a permit under RCRA. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect. Notwithstanding anything in this Section 4.14 to the contrary, no event or condition has occurred or is occurring with respect to Holdings or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

         4.15 NO DEFAULTS. Neither Holdings nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except, in either case, where the consequences, direct or indirect, of such default or defaults, if any, could not be reasonably be expected to have a Material Adverse Effect.

         4.16 GOVERNMENTAL REGULATION. Neither Holdings nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

         4.17 MARGIN STOCK. Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         4.18 EMPLOYEE MATTERS. There is no strike or work stoppage in existence or threatened involving Holdings or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         4.19 EMPLOYEE BENEFIT PLANS. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable previsions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed in all material respects all their obligations under each Employee Benefit Plan, except for such noncompliance which, individually or in the aggregate, could not reasonably be expected to have a

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Material Adverse Effect. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified or will be qualified by admission of such Plan for an IRS determination in a timely fashion, if not already submitted, and the timely making of such amendments as may be required as a condition for issuance of a favorable determination. No ERISA Event has occurred or as of the date hereof is reasonable expected to occur where such Event individually or in the aggregate would have a Material Adverse Effect. As of the most recent valuation date for any Pension Plan, any amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA "UNFUNDED BENEFIT LIABILITIES"), individually or in the aggregate for all Pension Plans (except for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), could not reasonably be expected to have a Material Adverse Effect. Neither Company, its Subsidiaries nor their respective ERISA Affiliates has completely or partially withdrawn from any Multiemployer Plan, or incurred termination liability to the PBGC or withdrawal liability to any Multiemployer Plan. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, could not reasonably be expected to have a Material Adverse Effect.

         4.20     [RESERVED].

         4.21 SOLVENCY. Each Credit Party is and, upon the incurrence of any Obligation by such Credit Party on any date on which this representation and warranty is made, will be, Solvent.

         4.22 CERTAIN RELATED AGREEMENTS. Holdings and Company have delivered to the Administrative Agent complete and correct copies of the Stock Purchase Agreement and the Management Agreement and, in each case, of all exhibits and schedules thereto as of the date hereof.

         4.23     [RESERVED].

         4.24 DISCLOSURE. No written information, reports, financial statements, certificates or exhibits (other than any Projections) furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated hereby, when taken as a whole, contained any untrue statement of a material fact or omitted to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information (collectively, the "PROJECTIONS") contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such Projections as to future events are not to be viewed as facts and that

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actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

         4.25 INTELLECTUAL PROPERTY. Each of the Credit Parties owns or has the valid right to use all Intellectual Property free and clear of any and all Liens other than Permitted Liens. All registrations therefor are in full force and effect and are valid and enforceable, except as could not be expected to have a Material Adverse Effect. To each Credit Party's knowledge, the conduct of the business of each Credit Party as currently conducted, including, but not limited to, all products, processes, or services, made, offered or sold by each such Credit Party, does not infringe upon, violate, misappropriate or dilute any intellectual property of any third party which infringement is likely to have a Material Adverse Effect. To the Credit Parties' knowledge, no third party is infringing upon the Intellectual Property in any manner which could reasonably be expected to have a Material Adverse Effect. There is no pending or, to each Credit Party's knowledge, threatened claim or litigation contesting any Credit Party's right to own or use any Intellectual Property or the validity or enforceability thereof which could reasonably be expected to have a Material Adverse Effect.

SECTION 5. AFFIRMATIVE COVENANTS

         Until the Termination Date has occurred, each of Holdings and Company shall, and shall (except in the case of the covenants set forth in Section 5.1) cause each Subsidiary to:

         5.1 FINANCIAL STATEMENTS AND OTHER REPORTS. Company will deliver to Administrative Agent for further distribution (and which Administrative Agent shall promptly distribute) to each Lender, in form and detail reasonably satisfactory to Administrative Agent:

         (a) as soon as available and in any event within twenty-five (25) days after the end of each of the first two (2) months of each Fiscal Quarter ending after the Closing Date (such reports, the "MONTHLY REPORTS"), (i) the consolidated balance sheet of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and (ii) for any Monthly Reports delivered after the first anniversary of the Closing Date, for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth beginning with the monthly financial statements for fiscal year 2005, in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a CFO Certification and an MD&A with respect to each of the foregoing; provided, during any period in which the Leverage Ratio as of the last day of the immediately preceding Fiscal Quarter (determined for any such period by reference to the

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most recent Compliance Certificate delivered pursuant to Section 5.1(d)
calculating the Leverage Ratio) is 4.50:1.00 or less, Company shall not be required to deliver any Monthly Reports required by this Section 5.1(a) for such period;

         (b) as soon as available and in any event within forty-five (45) days after the end of the first three (3) Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with (i) a quarterly accounts receivable exposure report for such Fiscal Quarter in the form prepared by management of Company in the ordinary course of business and (ii) a CFO Certification and an MD&A with respect thereto;

         (c) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, (i) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a CFO Certification and an MD&A with respect thereto; and (ii) in the case of such consolidated financial statements, a report thereon of PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing selected by Company and in form and substance reasonably satisfactory to Administrative Agent;

         (d) together with each delivery of financial statements of Company and its Subsidiaries pursuant to Sections 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate;

         (e) (i) if, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to Section 5.1 (a), 5.l(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to Administrative Agent; and (ii) promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all final management letters submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made

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by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

         (f) together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to Section 5.1(c), a written statement by the independent certified public accountants giving the report thereon stating (i) that their audit examination has included a review of the terms of the Credit Documents, (ii) whether, in connection therewith, any condition or event that constitutes an Event of Default with regard to any of the Financial Performance Covenants has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof, it being understood that such audit examination was directed primarily at accounting matters; and (iii) that nothing has come to their attention that causes them to believe either or both that the information contained in any Compliance Certificate is not correct or that the matters set forth in such Compliance Certificate are not stated in accordance with the terms hereof;

         (g) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its public security holders in such capacity or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, and (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority;

         (h) promptly upon any Responsible Officer obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Company with respect thereto; (ii) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8. l(b); or
(iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

         (i)      promptly upon any Responsible Officer obtaining knowledge of
(i) the institution of, or any written threat of, any Adverse Proceeding not previously disclosed in writing by Company to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either (i) or (ii) is reasonably likely to give rise to a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

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         (j)      (i) promptly but in any event within twenty (20) days after
Company, any of its Subsidiaries or any of its ERISA Affiliates knows, or has reason to know, that (1) any ERISA Event with respect to an Employee Benefit Plan has occurred or will occur, or (2) Company, any of its Subsidiaries or any of their respective ERISA Affiliates has applied for a waiver of the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, or (3) the aggregate present value of the Unfunded Benefit Liabilities under all Pension Plans has in any year increased by to an amount in excess of $1,000,000, or (4) any ERISA Event occurs with respect to a Multiemployer Plan which presents a material risk of a partial or complete withdrawal (as described in Section 4203 or 4205 of ERISA) by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan and such withdrawal is reasonably expected to trigger withdrawal liability payments in any year in excess of $5,000,000, or (5) Company, any of its Subsidiaries or any of their respective ERISA Affiliates is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, or (6) the potential withdrawal liability (as determined in accordance with Title IV of ERISA) of Company, any of its Subsidiaries and their respective ERISA Affiliates with respect to all Multiemployer Plans has in any year increased to an amount in excess of $5,000,000, or (7) there is an action brought against Company, any of its Subsidiaries or any of their respective ERISA Affiliates under Section 502 of ERISA with respect to its failure to comply with Section 515 of ERISA, a certificate of the president or chief financial officer of Company setting forth the details of each of the events described in clauses (1) through (7) above as applicable and the action which Company, any of its Subsidiaries or their respective ERISA Affiliates proposes to take with respect thereto, together with a copy of any notice or filing from the PBGC or which may be required by the PBGC or other agency of the United States government with respect to each of the events described in clauses (1) through (7) above, as applicable;

                  (ii) As soon as possible and in any event within ten (10) Business Days after the receipt by the Company (or to the knowledge of the Company, after receipt by any of its Subsidiaries or any of their respective ERISA Affiliates) of a demand letter from the PBGC notifying the Company, its Subsidiaries or their respective ERISA Affiliates of its decision finding liability, a copy of such letter, together with a certificate of the president or chief financial officer of the Company setting forth the action which the Company, its Subsidiaries or their respective ERISA Affiliates proposes to take with respect thereto;

         (k)      as soon as practicable and in any event no later than sixty
(60) days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (a "FINANCIAL PLAN"), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, (ii) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of each Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (iii) such other information and projections as any Lender may reasonably request;

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         (l)      with reasonable promptness, copies of any material amendment, restatement, supplement or other modification to or waiver of the Stock Purchase Agreement and the Management Agreement entered into after the date hereof;

         (m) in the event that (y) Credit Party acquires rights in Collateral that requires delivery of a Pledge Supplement (as such term is defined in the Pledge & Security Agreement) pursuant to Sections 4.2(b)(i), 4.3(c), 4.4.1(a)(i), 4.6(b), 4.7(b) and 4.8(b) of the Pledge & Security
Agreement, then Company shall deliver to the Collateral Agent such Pledge Supplement, within twenty-five (25) days after the end of any month in which such Collateral was acquired; and (z) any Credit Party changes its name, type of organization or jurisdiction of organization, it shall comply with the requirements set forth in Section 4. 1(b) of the Pledge and Security Agreement; and

         (n) with reasonable promptness, such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender (through the Administrative Agent).

         5.2 LEGAL EXISTENCE, ETC. Except as permitted under Section 6.7, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its legal existence and all rights and franchises material to its business; provided, that Company and is Subsidiaries may consummate the Acquisition and the Mergers; provided, further, neither any Credit Party nor any of its Subsidiaries shall be required to preserve any such right or franchise if the preservation thereof is no longer desirable in the conduct of the business of such Credit Party or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to such Credit Party, such Subsidiary or Lenders.

         5.3 PAYMENT OF TAXES AND CLAIMS. Each Credit Party will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such charge or claim need be paid (a) unless the failure to pay the same could reasonably be expected to have a Material Adverse Effect or (b) if it is being contested in good faith by appropriate proceedings so long as (i) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, and (ii) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated, combined or unitary income tax return with any Person (other than Parent, Holdings or any of Company's Subsidiaries).

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         5.4      MAINTENANCE OF PROPERTIES. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time during its useful life will make or cause to be made all appropriate maintenance payments, repairs, renewals and replacements thereof in accordance with prudent industry practice.

         5.5 INSURANCE. Each Credit Party will and will cause its Subsidiaries to maintain or cause to be maintained, with financially sound and reputable insurers (including one or more Captive Insurance Subsidiaries), insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiary Guarantors as may customarily be carried or maintained under similar circumstances by Persons engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for Persons similarly situated in the industry. Each such policy of insurance so insuring assets of any Credit Party shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $500,000 and provides for at least thirty (30) days prior written notice to Administrative Agent of any cancellation of such policy.

         5.6 INSPECTION RIGHTS; LENDER MEETING. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take copies of extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (subject to reasonable requirements of confidentiality) (provided, Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested; provided, that excluding any such visits and inspections during the occurrence and continuation of an Event of Default, the Lenders shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at Company's expense absent the existence of an Event of Default. Company will, upon the request of Agents or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year or, during the continuance of any Default or Event of Default, as reasonably requested by the Agents or the Requisite Lenders, to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

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         5.7      COMPLIANCE WITH LAWS, ETC. Each Credit Party will comply, and shall cause each of its Subsidiaries and, within its control, shall use its commercially reasonable efforts to cause all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

         5.8      ENVIRONMENTAL MATTERS.

         (a) Company agrees that Administrative Agent may, from time to time and in its reasonable discretion, (i) retain, at Company's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Company which Administrative Agent has requested and which indicates conditions or circumstances which Administrative Agent reasonably believes may have a significant impact on the business and operations of Company or its Subsidiaries and (ii) in the event (a) Administrative Agent reasonably believes that Company has breached any representation, warranty or covenant contained in
Section 4.10, Section 5.7 (as each such section pertains to environmental matters) or Section 4.14 or that there has been a material violation of Environmental Laws at any Facility or by Company or any of its Subsidiaries at any other location including the Linden, New Jersey site or (b) an Event of Default has occurred and is continuing and the repayment of any amount due hereunder has been accelerated, conduct its own investigation of any Facility or violation; provided that, in the case of any Facility leased by Company or any of its Subsidiaries, Company shall only be obligated to use its reasonable efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Company hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours, shall be subject to the terms and conditions of all applicable lease and lease-related documents and to the requirements of landlords and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Administrative Agent and its agents, employees, consultants and contractors shall not perform any subsurface investigations of soil or ground water without the prior written authorization from Company, which authorization shall not be unreasonably withheld, and, in the case of a leased Facility, without the prior written authorization of the owner of such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this Section 5.8 will be obtained and shall be used by Administrative Agent and Lenders solely for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Credit Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the

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understanding that Company acknowledges and agrees that (x) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

         (b) Company will deliver to Administrative Agent and Lenders: (i) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;
(ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect, (2) any remedial action taken by Company or any other Person in response to (X) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (y) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that is reasonably likely to cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws; (iii) as soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications of a material nature with respect to (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency which could reasonably be expected to have a Material Adverse Effect, and (3) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity which could reasonably be expected to have a Material Adverse Effect; (iv) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (x) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or
(y) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected

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to subject Company or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.8.

         5.9 SUBSIDIARIES. In the event that any Domestic Subsidiary which was a Non-Guarantor Subsidiary ceases to be a Non-Guarantor Subsidiary or any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent thereof and cause such Subsidiary to execute and deliver to Administrative Agent a Counterpart Agreement and to take all such further actions and execute all such further documents, instruments, agreements, opinions and certificates (including those comparable to those described in Sections 3.1(b) and 3.1(d)) as may be necessary or, in the reasonable opinion of Administrative Agent, desirable to create in favor of Collateral Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on substantially all of the personal assets of (and the equity Securities of) such Subsidiary required hereby and the other Credit Documents. With respect to each such Subsidiary, Company shall send to Administrative Agent written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company, and (b) all of the data required to be set forth in Schedule 4.1 with respect to all Subsidiaries of Company. Notwithstanding the foregoing, Company shall not be required to deliver a Counterpart Agreement or any of the other documents described in this Section with respect to (w) any Domestic Subsidiary which is not a Material Subsidiary,
(X) any Captive Insurance Subsidiary, (y) the Co-Op Subsidiary or (z) any Foreign Subsidiary; provided, however, that notwithstanding the foregoing at no time shall (i) the aggregate amount of consolidated revenues of the Non-Guarantor Subsidiaries (other than Persons referred to in clauses (x) through (z) above) for the most recent Fiscal Quarter account for more than 5% of the consolidated revenues of Company and its Subsidiaries for such Fiscal Quarter or (ii) the aggregate amount of consolidated assets owned by the Non-Guarantor Subsidiaries (other than Persons referred to in clauses (x) through (z) above) at the end of the most recent Fiscal Quarter account for more than 5% of the consolidated assets of Company and its Subsidiaries at the end of such Fiscal Quarter, and if either such case shall occur, Company shall immediately come into compliance with this Section 5.9 by notifying Administrative Agent of the identity of a sufficient number of Non-Guarantor Subsidiaries who are Domestic Subsidiaries (who shall cease to be Non-Guarantor Subsidiaries) and causing such Domestic Subsidiaries to execute and deliver to Administrative Agent a Counterpart Agreement and to take all such further actions and execute all such further documents, instruments, agreements, opinions and certificates (including those comparable to those described in Sections 3.1(b) and 3.1(d)) as may be necessary or, in the opinion of Administrative Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and perfected First Priority Lien on substantially all of the personal assets of such Subsidiary required hereby and the other Credit Documents or (iii) with respect to any Foreign Subsidiary that is in existence on the Closing Date or hereafter acquired or formed, (x) more than 65% of the total outstanding voting capital stock of any Foreign Subsidiary, the equity

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Securities of which are held directly by a Credit Party, be required to be so pledged to secure the Obligations of any Credit Party and (y) any Foreign Subsidiary be required to pledge assets or provide guarantees under this Agreement or any other Credit Document.

         5.10 INTEREST RATE PROTECTION. No later than sixty (60) days following the Closing Date and at all times thereafter until the second anniversary of the Closing Date, Company shall maintain, or caused to be maintained protection against fluctuations in interest rates pursuant to Eurodollar Rate Loans under this Agreement having twelve-month Interest Periods, or otherwise pursuant to one or more Interest Rate Agreements and otherwise in form and substance reasonably satisfactory to Administrative Agent, in order to ensure that no less than 50% of the aggregate principal amount of Consolidated Total Debt for borrowed money outstanding as of Closing Date is either (i) subject to such Eurodollar Rate Loans or Interest Rate Agreements or (ii) fixed rate Indebtedness.

         5.11     [RESERVED].

         5.12     MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.

         (a) From and after the Closing Date, except with respect to any Real Property Asset with a fair market value of less than $1,000,000 individually or $5,000,000 in the aggregate from the Closing Date to the applicable date of determination, in the event that (x) Company or any Subsidiary Guarantor acquires any fee interest in real property or (y) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee interest in real property, excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable third party or (in the case of clause (y) above) then-existing senior lienholder, where Company and its Subsidiaries are unable after reasonably commercial efforts to obtain such third party's consent (any such non-excluded Real Property Asset described in the foregoing clause (x) or (y) being an "ADDITIONAL MORTGAGED PROPERTY"), Company or such Subsidiary Guarantor shall deliver to Collateral Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following: (i) a fully executed and notarized Mortgage in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Credit Party in such Mortgaged Property; (ii) (a) a favorable opinion of counsel to such Credit Party, in form and substance reasonably satisfactory to Collateral Agent and its counsel, as to the due authorization, execution and delivery by such Credit Party of such Mortgage and such other matters as Collateral Agent may reasonably request, and (b) if required by Collateral Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in the state in which such Additional Mortgaged Property is located with respect to the enforceability of the form of Mortgage to be recorded in such state and such other matters (including any matters governed by the laws of such state regarding personal property security interests in respect of any Collateral located on such Additional Mortgaged Property) as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent; (iii) (a) if reasonably required by Collateral Agent, an ALTA mortgagee title insurance policy or an unconditional commitment therefor (an "ADDITIONAL MORTGAGE POLICY")

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issued by the Title Company with respect to such Additional Mortgaged Property, in an amount reasonably satisfactory to Collateral Agent, taking into consideration the interest of the Credit Party in such Additional Mortgaged Property, insuring Collateral Agent against loss or damage due to title to such Additional Mortgaged Property being vested in a Person other than such Credit Party and assuring Collateral Agent that such Mortgage creates a valid and enforceable First Priority Lien on such Additional Mortgaged Property, subject only to the standard exceptions, which Additional Mortgage Policy (1) shall, to the extent available in such jurisdiction, include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Collateral Agent and (2) shall provide for affirmative insurance and such reinsurance as Collateral Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Collateral Agent; and (b) evidence satisfactory to Collateral Agent that such Credit Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Mortgage Policy and
(ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Additional Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgage in the appropriate real estate records; (v) if no Additional Mortgage Policy is required with respect to such Additional Mortgaged Property, a title report issued by the Title Company with respect thereto, dated not more than thirty (30) days prior to the date such Mortgage is to be recorded (or if not possible to obtain a title report dated less than thirty (30) days prior to such date, then dated as closely as possible prior to such date, but in no event more than sixty (60) days prior to such date) and satisfactory in form and substance to Collateral A gent; (vi) copies of all recorded documents listed as exceptions to title or otherwise referred to in the Additional Mortgage Policy or title report delivered pursuant to clause (v) or (vi) above; and (vii) (a) evidence, which may be in the form of a certificate from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Credit Party's written acknowledgement of receipt of written notification from Collateral Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System.

         (b) Company shall, and shall cause each of its Subsidiaries to, permit an independent real estate appraiser satisfactory to Collateral Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of any

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applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Collateral Agent in its discretion).

         5.13 FURTHER ASSURANCES. Each of Holdings and Company shall take, and cause each of its Subsidiaries to take, such actions as Collateral Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, Mortgages, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are guarantied by Guarantors and are secured by substantially all of the assets of Holdings and the Credit Parties. In the event that any Credit Party creates a new Subsidiary, all of the equity Securities of such new Subsidiary shall, to the extent required by Section 5.9, be duly and validly pledged to Collateral Agent for the benefit of the Secured Parties pursuant to the Collateral Documents, subject to no other Liens. Notwithstanding the foregoing, the Collateral Agent shall not take a security interest in those assets as to which the Collateral Agent shall determine, in its reasonable discretion, that the cost of obtaining such Lien (including any mortgage, stamp, intangibles or other tax) are excessive in relation to the benefit to the Lenders of the security afforded thereby.

         5.14 EXECUTION OF CREDIT DOCUMENTS. Immediately following the consummation of the Acquisition and the Mergers, Simmons and the Subsidiary Guarantors will execute the Credit Agreement and the other Credit Documents and will assume all of the obligations of THL Bedding Company thereunder pursuant to the Assumption Agreement.

SECTION 6. NEGATIVE COVENANTS

         Until the Termination Date has occurred, Holdings and Company shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly:

         6.1 INDEBTEDNESS. Create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

         (a) each of the Credit Parties may become and remain liable with respect to its respective Obligations;

         (b) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 6.1 annexed hereto and any Permitted Refinancing Indebtedness in respect thereof;

         (c) Permitted Subordinated Indebtedness incurred or issued in an aggregate amount not to exceed $25,000,000 in any Fiscal Year, unless the proceeds of such excess amounts are applied to prepay the Loans pursuant to
Section 2.13(c), and Permitted Refinancing Indebtedness in respect thereof (provided that the proceeds of such

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Permitted Refinancing Indebtedness in excess of the amount applied to repay or prepay such Indebtedness are likewise applied to prepay the Loans pursuant to
Section 2.13(c));

         (d) Company and its Subsidiaries may become and remain liable with respect to Indebtedness under Capital Leases and purchase money Indebtedness; provided, that the aggregate amount of all Indebtedness outstanding under this clause (d) at any time shall not exceed $20,000,000;

         (e) Indebtedness of (i) any Credit Party owing to any other Credit Party (other than Indebtedness owed to Holdings), (ii) of any Subsidiary of Holdings which is not a Credit Party (1) to any other Subsidiary of Holdings which is not a Credit Party and (2) to any other Subsidiary of Holdings which is a Credit Party; provided, that any Indebtedness pursuant to this clause (2) shall have no scheduled amortization or payments of principal prior to the date that is six (6) months after the Tranche B Term Loan Maturity Date, (iii) any Credit Party to any Subsidiary of Holdings which is not a Credit Party in respect of an Investment permitted by Section 6.3(a)(iii); and (iv) Holdings owed to any of its Subsidiaries in lieu of, and not in excess of the amount of Restricted Junior Payments to the extent permitted to be made to Holdings in accordance with Section 6.5; provided, that all such Indebtedness of any Credit Party pursuant to this clause (e) must be expressly subordinated to the Obligations on terms not materially less favorable than those set forth in the Senior Subordinated Notes;

         (f) Indebtedness in respect of the Senior Unsecured Term Loans and Permitted Refinancing Indebtedness in respect thereof;

         (g) Indebtedness of Company and its Subsidiaries existing under the Existing Notes which remain outstanding after giving effect to the Tender Offer;

         (h) Indebtedness incurred by Company with respect to the Senior Subordinated Notes and any Permitted Refinancing Indebtedness in respect thereof;

         (i) (i) Indebtedness assumed in connection with Permitted Acquisitions (so long as such Indebtedness was not incurred in anticipation of any such Permitted Acquisitions), (ii) Indebtedness of newly acquired Subsidiaries acquired in such Permitted Acquisitions (so long as such Indebtedness was not incurred in anticipation of any such Permitted Acquisition); provided, that the aggregate amount of the Indebtedness incurred pursuant to (i) and (ii) shall not exceed $25,000,000 in the aggregate at any time outstanding and Permitted Refinancing Indebtedness in respect thereof, and
(iii) Indebtedness owed to the seller in any Permitted Acquisition constituting part of the purchase price thereof in an aggregate amount not to exceed $50,000,000 at any time outstanding; provided that such Indebtedness permitted pursuant to this clause (iii) (1) does not provide for any prepayment or repayment of all or any portion of the principal thereof prior to the date of the final scheduled installment of principal of any of the Loans, (2) is subordinated in right of payment to the Obligations and (3) upon the assumption or incurrence of Indebtedness permitted pursuant to this clause (iii), Company and its Subsidiaries will be in compliance with the covenants set forth in
Section 6.6 on a Pro Forma Basis as of the most recent Fiscal Quarter ended, after giving effect to such

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Permitted Acquisition and the assumption or incurrence of such Indebtedness in connection therewith;

         (j) Indebtedness of Company and its Subsidiaries in connection with workmen's compensation obligations and insurance premiums of Company and its Subsidiaries;

         (k) Holdings and its Subsidiaries may incur and permit to remain outstanding Indebtedness (other than for borrowed money) subject to Liens permitted by Section 6.2;

         (l) Indebtedness of Holdings and its Subsidiaries representing deferred compensation to employees of Holdings and its Subsidiaries;

         (m) Indebtedness incurred by Holdings and its Subsidiaries to current or former directors, officers and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Capital Stock of Parent or Holdings permitted by Section 6.5;

         (n) Indebtedness incurred by Holdings or its Subsidiaries in a Permitted Acquisition or an Asset Sale with respect to the adjustment of the purchase price or similar adjustments;

         (o) Indebtedness of Holdings or its Subsidiaries in respect of netting services, overdraft protection and similar arrangements in each case in connection with deposit accounts;

         (p) unsecured Indebtedness of Holdings (and any Permitted Refinancing Indebtedness in respect thereof) that (i) is not supported by any Contingent Obligations of or Liens granted by Company or any of its Subsidiaries, (ii) will not mature prior to the date that is six (6) months after the Tranche B Term Loan Maturity Date, (iii) does not permit any payments in cash of interest or other amounts in respect of the principal thereof for at least five (5) years from the date of the issuance of incurrence thereof, and
(iv) has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event not materially more restrictive than those contained in the Senior Subordinated
Note Indenture, taken as a whole; provided, that an Authorized Officer of Company shall deliver to Administrative Agent an officer's certificate demonstrating (w) both before and after giving effect to the incurrence of such Indebtedness and the application of proceeds thereof, no Default or Event of Default shall have occurred and be continuing; (x) Company and its Subsidiaries will be in compliance on a Pro Forma Basis with the covenants set forth in
Section 6.6 as of the most recently ended Fiscal Quarter, (y) the Total Leverage Ratio and the Leverage Ratio determined on a Pro Forma Basis as of the most recent Fiscal Quarter ended shall be less than 6.00:1.00 and 5.00:1.00 respectively, and (z) the ratings on the Loans shall be at least equal to the rating on the Loans received by Company from Moody's on the Closing Date, in the case of each of clauses (x) through (z) above, after giving effect to the incurrence of such Indebtedness and the application of the proceeds thereof; provided,

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further, that proceeds of such Indebtedness shall be applied by Holdings to make
Investments and/or Restricted Junior Payments to the extent permitted by Section
6.3 and Section 6.5, respectively;

         (q) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under Hedge Agreements permitted hereunder;

         (r) Indebtedness constituting Contingent Obligations if the incurrence of the primary obligation is otherwise permitted by this Section 6.1 (other than Contingent Obligations by Company and its Subsidiaries with respect to Indebtedness of Holdings);

         (s) Company and its Subsidiaries may become and remain liable with respect to repurchase obligations with respect to the Floor Plan Sales;

         (t) Foreign Subsidiaries may become and remain liable with respect to Indebtedness in an aggregate principal amount at any time outstanding not exceeding $30,000,000; and

         (u) Indebtedness of Company and its Subsidiaries not otherwise permitted by this Section 6.1 in an aggregate principal amount at any time outstanding not exceeding $40,000,000.

         6.2 LIENS. Create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind, whether now owned or hereafter acquired, or file or authorize the filing of, any financing statement under the UCC of any State or under any similar recording or notice statute, except:

         (a)      Permitted Encumbrances;

         (b) Liens described in Schedule 6.2 annexed hereto and modifications, replacements, renewals or extensions thereof; provided, that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed to or incorporated in the property covered by such Lien or financed by Indebtedness permitted under Section 6.1(d) and (B) the proceeds and products thereof and (ii) the modification, replacement, renewal or extension of the obligations secured or benefited by such Liens is permitted by Section 6.1;

         (c) purchase money Liens (including mortgages, conditional sales, Capital Leases and any other title retention or deferred purchase devices) in real or tangible personal property of Company or any of its Subsidiaries existing or created at the time of acquisition thereof or, in the case of tangible and personal property, within sixty (60) days thereafter, or in the case of real property, within one hundred twenty (120) days thereafter and the modification, refinancing, refunding, renewal or extension of any such Liens; provided, that the Indebtedness secured by or benefited by such Lien is permitted by Section 6.1 hereof;

         (d)      Liens granted pursuant to the Credit Documents;

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         (e)      Liens on property of any of Company's Foreign Subsidiaries created solely for the purpose of securing Indebtedness of any Foreign Subsidiary permitted by Section 6.1;

         (f) Liens on property of Company or any of its Subsidiaries created solely for the purpose of securing Indebtedness permitted by Section 6.1(i)(i) or (ii) and the proviso to such clauses (so long as such Lien was not incurred in anticipation of the related acquisition); provided that no such Lien incurred in connection with such Indebtedness shall extend to or cover other property of Company or such Subsidiary other than the respective property so acquired and the proceeds and the products thereof;

         (g) Liens on documents of title and the property covered thereby securing Indebtedness in respect of commercial letters of credit;

         (h) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted by Section 6.3 to be applied against the purchase price thereof and (ii) consisting of a definitive agreement to dispose of property in an Asset Sale permitted under Section 6.7;

         (i) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Company and its Subsidiaries in the ordinary course of business and permitted hereby;

         (j) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.3;

         (k) Liens in connection with workmen's compensation obligations and general liability exposure of Company and its Subsidiaries; and

         (l) Liens on assets of Company and its Subsidiaries not otherwise permitted under this Section 6.2, securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not in excess of $40,000,000.

Except with respect to (a) this Agreement, (b) the Senior Unsecured Term Loan Agreement, (c) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, (d) the agreements entered into with Net Jet Sales, Inc. for the purchase of fractional interests in a corporate jet by Company, (e) customary restrictions contained in leases, subleases, licenses and sublicenses permitted hereunder and (f) documents evidencing any Indebtedness permitted by Section 6.1, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired to secure the Obligations.

         6.3 INVESTMENTS. Make or own any Investment in any Person, including any Joint Venture, except:

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         (a)      Investments by (i) Holdings or any of its Subsidiaries in any
Credit Party (but, in the case of Investments by a Credit Party in Holdings only to the extent set forth in Section 6.1 (e)), including any new Subsidiary which becomes a Credit Party pursuant to Section 5.9, (ii) by any Subsidiary of Holdings which is not a Credit Party (1) in any other Subsidiary of Holdings that is also not a Credit Party and (2) in any Subsidiary of Holdings that is a Credit Party, and (iii) Holdings and the other Credit Parties in any Subsidiary of Holdings that is not a Credit Party in an aggregate amount pursuant to this clause (iii) not to exceed $30,000,000 at any one time outstanding (net of any dividends or distributions, or prepayments or payments of interest by such Subsidiaries);

         (b)      Investments existing on the Closing Date and set forth on
Schedule 6.3 and any modification, replacement, renewal or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 6.3;

         (c) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

         (d) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted hereunder;

         (e) Holdings and its Subsidiaries may acquire the Securities of any Person or a line of business or division of, or all or substantially all of the business, property or assets of any Person the Cash consideration for which constitutes $100,000,000 in the aggregate from the Closing Date to the date of determination; provided that (i) Company shall give Administrative Agent at least five (5) days' notice of the proposed transaction, (ii) Company and its Subsidiaries shall have beneficial ownership of all of the equity Securities of the Person acquired and shall comply with the provisions of Section 5.9, (iii) any business acquired shall be located in the United States or if located outside of the United States and acquired by a Foreign Subsidiary, such Investment shall be made in compliance with the provisions of this Section 6.3 with respect to Investments in Foreign Subsidiaries and, unless the Leverage Ratio determined on a Pro Forma Basis as of the most recent Fiscal Quarter ended, is less than 5.00:1.00 at the time of such acquisition all acquisitions of Foreign Subsidiaries, foreign properties and foreign assets shall together not exceed $50,000,000 in the aggregate from the Closing Date to the date of determination, (iv) Company shall deliver a certificate of an Authorized Officer to Administrative Agent and Lenders in form and substance reasonably satisfactory to Administrative Agent, together with the related financial statements, demonstrating in reasonable detail that, after giving effect to the acquisition of such Person or such business, property or assets (including any Indebtedness incurred or assumed therein), Company and its Subsidiaries are otherwise in compliance on a Pro Forma Basis with the covenants set forth in
Section 6.6 and (v) both before and after giving effect to the consummation of such acquisition, no Default or Event of Default shall exist;

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         (f)      Holdings and its Subsidiaries may make loans and advances to directors, officers and employees of Parent and its Subsidiaries in an aggregate amount not to exceed $5,000,000 outstanding at any time;

         (g) Company and its Subsidiaries may make and own Investments consisting of notes and other non-Cash consideration received in connection with any Asset Sale permitted by Section 6.7(k), (o) and (p);

         (h) Company and its Subsidiaries may make and own Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, suppliers and customers arising in the ordinary course of business and upon the foreclosure with respect to any secured Investment or other transfer of title with respect to a secured Investment;

         (i) Company and its Subsidiaries may make and own Investments in Subsidiaries created and operated as a captive insurance company (the "CAPTIVE INSURANCE SUBSIDIARY") in an aggregate amount not to exceed $10,000,000 (net of any dividends or distributions, or prepayments or payments of interest by the Captive Insurance Subsidiary to Company or any of its Subsidiary Guarantors);

         (j) Investments constituting Indebtedness permitted to be incurred under Sections 6.1, 6.2, 6.5 and 6.7;

         (k)      Investments in Hedge Agreements permitted hereunder;

         (l)      the Acquisition and the Mergers;

         (m)      Investments in the ordinary course of business consisting of
(i) endorsements for collection or deposit and (ii) customary trade arrangements with customers;

         (n) loans and advances to Holdings (and by Holdings to Parent) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances, or Restricted Junior Payments in respect thereof) Restricted Junior Payments to the extent permitted to be made to Holdings (and by Holdings to Parent) in accordance with Section 6.5;

         (o) Holdings may repurchase (i) Holdings' Securities to the extent permitted by Section 6.5 and (ii) the Existing Notes;

         (p) Investments in Co-Op Subsidiary in an amount not to exceed $30,000,000 in the aggregate from the Closing Date to the date of determination; and

         (q) Holdings and its Subsidiaries may make and own other Investments not otherwise permitted under this Section 6.3 in an aggregate principal at any time outstanding not exceeding $75,000,000 from the Closing Date to the date of determination; provided that if such Investment is consummated by Holdings, Holdings

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shall, immediately following the closing thereof, cause the assets or Securities acquired to be contributed to Company or its Subsidiaries or the merger of Company or its Subsidiaries with the Person formed to consummate or acquire such Investment; provided, further, that such amount may be increased by an additional $25,000,000 at such time as the Leverage Ratio is less than 4.50:1.00.

In addition to the Investments permitted pursuant to this Section 6.3, Holdings and its Subsidiaries may make additional Investments (which shall not be counted in the limitations set forth above) as follows: Investments consisting of (i) the reinvestment of the proceeds of issuances of Securities by Holdings not required to prepay Loans pursuant to Section 2.13(b) (other than Permitted Cure Securities) or used to make Restricted Junior Payments, (ii) as part of Consolidated Excess Cash Flow not required to be used to make prepayments pursuant to Section 2.13(d) and (iii) the proceeds received by Holdings in connection with any Indebtedness incurred by Holdings permitted pursuant to
Section 6.1(p) less any proceeds of such Indebtedness that are applied to make Restricted Junior Payments permitted pursuant to Section 6.5(o); provided that, if such Investment is consummated by Holdings, Holdings shall, immediately following the closing thereof, cause the assets or Securities acquired to be contributed to Company or its Subsidiaries or the merger of Company or its Subsidiaries with the Person formed to consummate or acquire such Investment (other than any promissory note of Parent received by Holdings in connection with loans and advances by Holdings to Parent in lieu of, and not in excess of, the amount of (after giving effect to any other loans, advances or Restricted Junior Payments in respect thereof) Restricted Junior Payments to the extent permitted to be made by Holdings pursuant to Section 6.5).

         6.4      [RESERVED].

         6.5 RESTRICTED JUNIOR PAYMENTS. Declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except:

         (a) each Subsidiary of Company may make Restricted Junior Payments to Company and to Subsidiaries of Company and, in the case of a Restricted Junior Payment by a non-wholly owned Subsidiary, to Company and any Subsidiary and to each other owner of Securities of such Subsidiary based on their relative ownership interests;

         (b) Company and its Subsidiaries may make regularly scheduled payments of interest in respect of Subordinated Indebtedness, in each case in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in, the indenture or other agreement pursuant to which such Subordinated Indebtedness was issued, as such indenture or other agreement may be amended from time to time to the extent permitted under Section 6.11;

         (c) Company may make Restricted Junior Payments to Holdings to permit the payment of Management Fees; provided that, at the time of such Restricted Junior Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing under Section 8.1 (a),8.1(f) and 8.1(g); provided, further that in the event such payment is prohibited by the preceding proviso, such Management Fees

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

shall continue to accrue and all accrued but unpaid amounts shall be payable following the waiver of any such Event of Default;

         (d) Company may make Restricted Junior Payments to Holdings, the proceeds of which will be used (i) to permit Holdings to pay (or to make a Restricted Junior Payment to Parent to enable it to pay) ordinary operating expenses (including, without limitation, directors' fees, indemnification obligations, professional fees and expenses) in an aggregate amount not to exceed $2,000,000 in any Fiscal Year; (ii) by Holdings to pay (or to make a Restricted Junior Payment to Parent to enable it to pay) its tax liability for the relevant jurisdiction(s) in respect of consolidated, combined, unitary or affiliated returns for the relevant jurisdiction of Holdings or Parent, as applicable, determined as if Company and its Subsidiaries filed separate returns; and (iii) by Holdings to pay its (or to make a Restricted Junior Payment to Parent to enable it to pay its) franchise or similar taxes;

         (e) Company may make Restricted Junior Payments to Holdings (and Holdings may make Restricted Junior Payments to Parent) to the extent required for Holdings to repurchase its capital stock from deceased or retired employees and from employees whose employment with Parent or any of its Subsidiaries has terminated for any other reason but only to the extent mandatorily required by the Internal Revenue Code or ERISA;

         (f) Company may make Restricted Junior Payments to Holdings to permit Holdings to repurchase its securities (or to make a Restricted Junior Payment to Parent to enable it to repurchase its Securities) from directors, officers, employees or members of management of Parent or any Subsidiary (or their estate, family members, spouse or former spouse); provided, that (i) at the time of such Restricted Junior Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing and (ii) the aggregate amount of Restricted Junior Payments made pursuant to this clause (f) in any Fiscal Year shall not exceed $3,000,000 plus the proceeds of any key-man life insurance maintained by Parent or its Subsidiaries and the proceeds of any sale of Securities to directors, officers, employees or members of management of Parent or any Subsidiary; provided, that Company may carry-over and make in any subsequent Fiscal Year or years, in addition to the amount for such Fiscal Year, the amount not utilized in the prior Fiscal Year or years up to a maximum of $ 12,000,000; provided, further that in the event Company or Holdings are not permitted to not make such Restricted Junior Payments in cash pursuant to this clause (f), Company may issue to Holdings (and Holdings may issue to Parent and Parent may issue to the holder of such Securities), as consideration for such repurchase, either (A) a promissory note payable to the holder of such Securities or (B) preferred equity Securities (which if issued by Holdings, such preferred stock shall otherwise be permitted by Section 6.11(c)), in each case for the balance of any repurchase price which is not permitted to be paid in cash, it being understood that no payment in cash may be permitted to be made by Company to Holdings (and by Holdings to Parent) in respect of any such promissory note or preferred equity Securities unless and until cash payments are again permitted pursuant to this Section 6.5(f);

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         (g)      Company may make Restricted Junior Payments in respect of any repurchase, redemption or repayment of the Senior Subordinated Notes; provided, that (x) at the time of such Restricted Junior Payment and immediately after giving effect thereto, no Event of Default shall have occurred and be continuing, and (y) the aggregate amount of such Restricted Junior Payments made pursuant to this clause (g) shall not exceed $20,000,000;

         (h) on the Closing Date, Company may make Restricted Junior Payments with respect to the Acquisition and Related Agreements;

         (i) Company may make Restricted Junior Payments to Holdings to finance any Investment by Holdings to the extent permitted to be made pursuant to Section 6.3; provided, that such Restricted Junior Payment shall be made concurrently with the closing of such Investment;

         (j) to the extent they constitute Restricted Junior Payments, Company and its Subsidiaries may enter into the transactions contemplated by Sections 6.7 and 6.10;

         (k) Holdings and its Subsidiaries may make repurchases of Securities deemed to occur upon the non-cash exercise of stock options and warrants;

         (l) Restricted Junior Payments in respect of the Existing Notes which were not tendered in connection with the Tender Offer;

         (m) Restricted Junior Payments to Holdings (and by Holdings to Parent), the proceeds of which will be used to make cash payments in lieu of issuing fractional shares of Holdings (or Parent) in an aggregate amount not to exceed $50,000;

         (n) so long as no Default or Event of Default shall have occurred and be continuing or would be caused thereby, Company may make additional Restricted Junior Payments to Holdings, the proceeds of which may be utilized by Holdings to make additional Restricted Junior Payments, in an aggregate not to exceed 50% of the Consolidated Net Income for the period (taken as one accounting period) from the beginning of the first Fiscal Quarter commencing after the date hereof to the end of most recently ended Fiscal Quarter for which internal consolidated financial statements of Company are available at the time of such Restricted Junior Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit) less the amount of any Restricted Junior Payments previously made pursuant to this Section 6.5(n); provided, that notwithstanding the foregoing, until such time as the Leverage Ratio determined on a Pro Forma Basis is less than 5.00:1.00 at any date of determination, all such Restricted Junior Payments shall accumulate, but shall not be payable or paid; and

         (o) in addition to the foregoing, Restricted Junior Payments, so long as no Default or Event of Default shall have occurred and be continuing or be caused thereby, Holdings may make additional Restricted Junior Payments with the proceeds of (y) any Indebtedness incurred by Holdings permitted pursuant to
Section 6.1(p) less, any proceeds of such Indebtedness that are applied to make Investments permitted pursuant to

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Section 6.3 and (z) with the proceeds of any issuances of Securities not required to prepay the Loans pursuant to Section 2.13(b) (other than Permitted Cure Securities) or used to make Investments.

         Any Restricted Junior Payments by Company to Holdings permitted under this Section 6.5 shall be applied by Holdings for the purposes specified in this
Section 6.5.

         6.6      FINANCIAL COVENANTS.

         (a) MINIMUM CASH INTEREST COVERAGE RATIO. Permit the ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Cash Interest Expense for any four-Fiscal Quarter period ending on the dates set forth below to be less than the correlative ratio indicated, provided that for purposes of calculating Consolidated Cash Interest Expense in this Section 6.6(a), Consolidated Cash Interest Expense shall be equal to (i) for the period ending MARCH 31, 2004, Consolidated Cash Interest Expense for the Fiscal Quarter ended MARCH 31, 2004 multiplied by 4, (ii) for the period ending JUNE 30, 2004, Consolidated Cash Interest Expense for the two Fiscal Quarters ended JUNE 30, 2004 multiplied by 2, and (iii) for the period ending SEPTEMBER 30, 2004, Consolidated Cash Interest Expense for the three Fiscal Quarters ended SEPTEMBER 30, 2004 multiplied by one and one-third:

                                                        MINIMUM CASH
FOUR FISCAL QUARTER PERIOD                            INTEREST CHARGE
          ENDING                                       COVERAGE RATIO
---------------------------------------------------------------------
March 31, 2004                                          2.25:1.00
June 30, 2004                                           2.25:1.00
September 30, 2004                                      2.25:1.00
December 31, 2004                                       2.25:1.00
March 31, 2005                                          2.30:1.00
June 30, 2005                                           2.30:1.00
September 30, 2005                                      2.30:1.00
December 31,2005                                        2.30:1.00
March 31, 2006                                          2.40:1.00
June 30, 2006                                           2.40:1.00
September 30, 2006                                      2.40:1.00
December 31, 2006                                       2.40:1.00
March 31, 2007                                          2.55:1.00
June 30, 2007                                           2.55:1.00
September 30, 2007                                      2.55:1.00
December 31, 2007                                       2.55:1.00
March 31, 2008                                          2.75:1.00
June 30, 2008                                           2.75:1.00
September 30, 2008                                      2.75:1.00
December 31, 2008                                       2.75:1.00

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
                                                        MINIMUM CASH
  FOUR FISCAL QUARTER PERIOD                          INTEREST CHARGE
           ENDING                                      COVERAGE RATIO
---------------------------------------------------------------------
March 31, 2009                                           3.00:1.00
June 30, 2009                                            3.00:1.00
September 30, 2009                                       3.00:1.00
December 31, 2009                                        3.00:1.00
 and each Fiscal Quarter ending thereafter

         (b) MAXIMUM LEVERAGE RATIO. Permit the Leverage Ratio as of the last day of any Fiscal Quarter ending on the dates set forth below to exceed the correlative ratio indicated:

       DATE                                           MAXIMUM LEVERAGE RATIO
----------------------------------------------------------------------------
March 31, 2004                                              6.85:1.00
June 30, 2004                                               6.85:1.00
September 30, 2004                                          6.85:1.00
December 31, 2004                                           6.85:1.00
March 31, 2005                                              6.50:1.00
June 30, 2005                                               6.50:1.00
September 30, 2005                                          6.50:1.00
December 31, 2005                                           6.50:1.00
March 31, 2006                                              6.00:1.00
June 30, 2006                                               6.00:1.00
September 30, 2006                                          5.75:1.00
December 31, 2006                                           5.75:1.00
March 31, 2007                                              5.00:1.00
June 30, 2007                                               5.00:1.00
September 30, 2007                                          5.00:1.00
December 31, 2007                                           5.00:1.00
March 31, 2008                                              4.50:1.00
June 30, 2008                                               4.50:1.00
September 30, 2008                                          4.50:1.00
December 31, 2008                                           4.50:1.00
March 31, 2009                                              4.00:1.00
June 30, 2009                                               4.00:1.00
September 30, 2009                                          4.00:1.00
December 31, 2009
and each Fiscal Quarter ending thereafter                   4.00:1.00

         (c) CERTAIN CALCULATIONS. With respect to any period during which a Permitted Acquisition or a PF Asset Sale has occurred, for purposes of determining compliance with the financial covenants set forth in this Section
6.6 (but not for purposes

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of determining the Applicable Commitment Fee Percentage or the Applicable
Margin), Consolidated Adjusted EBITDA shall be calculated with respect to such period on a Pro Forma Basis giving effect to such Permitted Acquisition or PF Asset Sale.

         6.7 FUNDAMENTAL CHANGES; ASSET SALES. Except to the extent otherwise permitted under this Agreement, alter the corporate, capital or legal structure (except in a way that does not have a Material Adverse Effect) of Holdings, Company or any of its Subsidiaries, consummate any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or consummate any Asset Sale except:

         (a) any Subsidiary of Company may be merged with or into Company or any Subsidiary of Company, or be liquidated, wound up or dissolved into, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Subsidiary of Company; provided that, (i) in the case of such a merger involving Company, Company shall be the continuing or surviving Person or the surviving Person shall be a Person organized under the laws of the United States of America and expressly assume the obligations of Company pursuant to documents reasonably acceptable to Administrative Agent,
(ii) when any Guarantor is merging with any other Subsidiary (A) Guarantor shall be the surviving Person or (B) such transaction shall constitute an Investment which Investment must otherwise be permitted under Section 6.3 and (iii) in the case of any Asset Sale, such assets shall be transferred to Company or its Subsidiaries or such transaction shall constitute an Investment which Investment must otherwise be permitted under Section 6.3;

         (b) any Subsidiary may merge with any other Person in order to effect an Investment permitted under Section 6.3; provided that (i) the surviving Person shall be a Subsidiary which, to the extent required, shall have complied with Section 5.9 or (ii) to the extent constituting an Investment, such Investment must otherwise be permitted under Section 6.3;

         (c) any merger, consolidation, liquidation, wind-up or dissolution, the purpose of which is to effect a disposition otherwise permitted by this Section 6.7;

         (d)      inventory sold in the ordinary course of business;

         (e) obsolete, worn out or surplus property sold in the ordinary course of business or, properties which are no longer useful or necessary in Company's or its Subsidiaries' business), whether now owned or hereafter acquired;

         (f)      property sold, transferred or disposed of, to the extent that
(i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such property is promptly applied to the purchase price of such replacement property;

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         (g)      sales and transfers permitted by Section 6.5 with respect to issuances of Securities of Holdings;

         (h)      the sale, transfer or disposition of Cash Equivalents;

         (i) the sale, transfer or disposition of accounts in connection with the collection or compromise thereof in the ordinary course of business;

         (j) the licensing or sublicensing of Intellectual Property in the ordinary course of business on customary terms;

         (k) Asset Sales by and among Company and its Subsidiaries in the ordinary course of business; provided, that with respect to any Asset Sale by a Credit Party to a Subsidiary of Company that is not a Credit Party, not less than 75% of the consideration received therefor shall be Cash;

         (l) leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of Holdings and its Subsidiaries;

         (m) consignment or similar arrangements for the sale of assets in the ordinary course of business;

         (n)      Floor Plan Sales;

         (o) Company and its Subsidiaries may make Asset Sales in any single Fiscal Year of assets that have, in the aggregate, a fair market value not in excess of $50,000,000; provided that (x) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (y) not less than 75% of the consideration received therefor shall be Cash; and (z) the proceeds of such Asset Sales shall be applied as required by
Section 2.13(a); and

         (P) In addition to the Asset Sales permitted pursuant to Section 6.7(o) Company and its Subsidiaries may make Asset Sales with respect to the sale of the Retail Business; provided, that (x) the consideration received for such Asset Sale shall be in an amount at least equal to the fair market value thereof; (y) the consideration received therefor shall be consideration that is permitted to be received pursuant to the terms and provisions of the Senior Subordinated Note Indenture; and (z) the proceeds of such Asset Sales shall be applied as required by Section 2.13(a).

         6.8 CONSOLIDATED CAPITAL EXPENDITURES. Make or incur Consolidated Capital Expenditures during any Fiscal Year in an aggregate amount in excess of
(1) $20,000,000 (as adjusted in accordance with the provisos hereto, the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT"), plus (2) the amount of any Consolidated Capital Expenditures made or incurred during such Fiscal Year in connection with the construction and outfitting of one new production facility in the United States (provided that the amount of all Consolidated Capital Expenditures permitted by this clause (2)

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during the term of this Agreement shall not exceed $10,000,000 in the aggregate); provided that the Maximum Consolidated Capital Expenditures Amount for any such Fiscal Year shall be increased by an amount equal to the excess, if any, of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (other than Fiscal Year 2003) (prior to adjustment in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year; provided, further, that the Maximum Consolidated Capital Expenditures Amount for each Fiscal Year shall be increased (1) with the proceeds of any issuances of Securities not required to prepay the Loans (other than Permitted Cure Securities) pursuant to Section 2.13(b) received by Company or any of its Subsidiaries during such Fiscal Year or used to make Restricted Junior Payments; and (2) by that part of Consolidated Excess Cash Flow calculated for the immediately preceding Fiscal Year not required to be used to prepay the Loans pursuant to Section 2.13(d); provided, further, that the Maximum Consolidated Capital Expenditures Amount for any Fiscal Year shall be further increased upon the consummation of a Permitted Acquisition by an amount equal to 5% of the enterprise value of the assets acquired in connection with such Permitted Acquisition.

         6.9 SALES AND LEASE-BACKS. Become or remain liable as lessee with respect to any lease, entered into after the date hereof, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), which Company or any of its Subsidiaries has sold or transferred or is to sell or to transfer to any other Person (other than Company or any of its Subsidiaries) (a "PERMITTED SALE LEASE-BACK TRANSACTION"); provided, Company and its Subsidiaries may become and remain liable as lessee with respect to any such lease if and to the extent that Company or any of its Subsidiaries would be otherwise permitted to enter into ( or not otherwise be prohibited from), and remain liable under, such lease hereunder; provided, further (i) the aggregate amount of all such Permitted Sale/Lease-Back Transactions consummated after the date hereof shall not exceed $20,000,000 at any time outstanding and (ii) the proceeds of such Permitted Sale Lease-Back Transaction shall be applied as required by Section 2.13(a).

         6.10 TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. Enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Company, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such an Affiliate; provided, the foregoing restriction shall not apply, subject to the other covenants contained hereunder, (a) to any transaction between Parent and any of its Subsidiaries or between any of its Subsidiaries, (b) to the payment of reasonable and customary fees paid to members of the Boards of Directors of Parent and its Subsidiaries and reimbursement of reasonable out-of-pocket expenses of directors, (c) to the payment of Management Fees, (d) to the consummation of the transactions contemplated by the Related Agreements and the payment of Transaction Costs, and (e) in respect of employment and severance arrangements with directors, officers, employees and members of management of Parent or any of its Subsidiaries in the ordinary course of business, (f) transactions between Holdings and any of its Subsidiaries with Co-Op Subsidiary or any Captive Insurance Subsidiary and (g) the transactions by Parent and its Subsidiaries to the extent permitted under this Section 6.

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         6.11     AMENDMENTS OR WAIVERS OF CERTAIN DOCUMENTS

         (a) AMENDMENTS OF ORGANIZATIONAL DOCUMENTS, CERTIFICATES OF MERGER, MANAGEMENT AGREEMENT AND UNSECURED TERM LOAN AGREEMENT. (i) Amend any of the organizational or constituent documents of any Credit Party in a manner materially adverse to the Administrative Agent or the Lenders; (ii) amend, modify or supplement the Certificates of Merger or waive or otherwise consent to any change or departure from any of the terms or conditions of the Certificates of Merger in any manner materially adverse to the Administrative Agent or the Lenders; (iii) amend, modify or supplement the Management Agreement or waive or otherwise consent to any change or departure from any of the terms or conditions of the Management Agreement, in each case, in any manner that increases the fees or other amounts payable thereunder; and (iv) amend or modify the Unsecured Term Loan Agreement or waive or otherwise consent to any change or departure from any of the terms or conditions of the Unsecured Term Loan Agreement in any manner that is materially adverse to the Administrative Agent or the Lenders.

         (b) AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS. Amend or otherwise change the redemption, prepayment, repurchase or defeasance provisions of any Subordinated Indebtedness, change the subordination provisions thereof (or of any guaranty thereof), or amend or change any other term if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or trustee or other representative on their behalf) which would be materially adverse to Company or Lenders (other than the execution and delivery by Holdings and/or any of its Subsidiaries of a supplemental agreement pursuant to which such Subsidiary becomes a guarantor thereunder so long as such Subsidiary is also a Guarantor hereunder).

         (c) PREFERRED STOCK. Without the prior written approval of Requisite Lenders, issue any preferred stock or permit any of its Subsidiaries to issue any preferred stock; provided, however, that Holdings or Company shall be permitted to issue preferred stock which does not provide for any payment or redemption with respect thereto prior to the date of the final payment in full in Cash of all of the non-contingent Obligations under this Agreement, provided that immediately prior to and immediately after the issuance of such preferred stock no Event of Default or Default under Section 8.1(k) shall have occurred and be continuing.

         6.12 CONDUCT OF COMPANY BUSINESS. From and after the Closing Date, Company shall not, nor shall it permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by Company and its Subsidiaries on the Closing Date and any businesses reasonably related or ancillary thereto.

         6.13 SPECIAL COVENANTS OF HOLDINGS. From and after the Closing Date, Holdings shall:

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         (a)      engage in no business or activities other than (i) owning 100%
of the issued and outstanding capital stock of Company, (ii) holding Cash and Cash Equivalents, (iii) activities incidental thereto, (iv) as otherwise required by mandatory provisions of law, (v) the consummation of the Acquisition and the transactions contemplated by the Related Agreements, (vi) entering into the Related Agreements to which it is a party, and (vii) as otherwise specifically permitted hereunder; and

         (b) not own or acquire any assets other than (i) 100% of the issued and outstanding equity Securities of Company and (ii) as specifically permitted hereunder.

         6.14 FISCAL YEAR. Change its Fiscal Year-end from the final Saturday in the calendar year, provided, however, that Company may change its Fiscal Year-end to December 31.

         6.15 SECURITIES OF COMPANY AND SUBSIDIARIES; RESTRICTIONS ON SUBSIDIARIES.

         (a) Create, incur, assume or suffer to exist any Lien on any equity Securities of Company (other than non-consensual Liens arising solely by operation of law) and the Liens contemplated by the Credit Documents.

         (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (w) pay dividends or make any other distributions on any of such Subsidiary's equity Securities owned by Company or any other Subsidiary of Company, (x) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (y) make loans or advances to Company or any other Subsidiary of Company, or (z) transfer any of its property or assets to Company or any other Subsidiary of Company except for any agreement (A) in effect on the date hereof, (B) in existence at the time a Subsidiary becomes a Subsidiary of Company so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary, (C) in existence at the time any assets were acquired by Company or any Subsidiary of Company so long as such agreement was not entered into solely in contemplation of the acquisition of such assets, (D) representing Indebtedness which is permitted by Section 6.1; (E) in connection with any Asset Sale or other sale of assets permitted hereunder, or (F) customary restrictions contained in leases, subleases, licenses and sublicenses permitted hereunder.

         6.16 DESIGNATED SENIOR DEBT. Designate any other Indebtedness of Company or any of its Subsidiaries as "Designated Senior Debt" (or any comparable term) under, and as defined in, the Senior Subordinated Note Indenture or any other applicable documentation governing Subordinated Indebtedness. Notwithstanding any of the foregoing to the contrary, upon the Termination Date, Company may designate Indebtedness with respect to the Senior Unsecured Term Loan as "Designated Senior Debt" (or any comparable term) under and as defined in, the Senior Subordinated Note Indenture or any other applicable documentation governing Subordinated Indebtedness.

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SECTION 7. GUARANTY

         7.1      GUARANTY OF THE OBLIGATIONS. Subject to the provisions of
Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations (including Hedge Agreements) of Company when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including amounts that would become due but for the operation of the automatic stay under Section 362(a) or any other provision of the Bankruptcy Code (the "GUARANTEED OBLIGATIONS").

         7.2 LIMITATION ON AMOUNT GUARANTIED. (a) Anything contained herein to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor hereunder, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS "), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 7.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including any such right of contribution hereunder).

         (b) Guarantors under this Guaranty, together desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with

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respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty determined as of such date, in the case of any Guarantor, in accordance with Section 7.2(a); provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Guarantor for purposes of this Section 7.2(b), any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including in respect of this Section 7.2(b)) minus (ii) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 7.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 7.2(b) shall not be construed in any way to limit the liability of any Guarantor hereunder.

         7.3 PAYMENT BY GUARANTORS. Subject to Section 7.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) or any other provision of the Bankruptcy
Code), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

         7.4 LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees that, to the maximum extent permitted by applicable law, its obligations hereunder are irrevocable, absolute, independent and unconditional, and constitute primary obligations of such Guarantor and not a contract of surety, and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full in Cash of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that, to the maximum extent permitted by applicable law,

         (a) this Guaranty is a guaranty of payment when due and not of collectibility;

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         (b)      the obligations of each Guarantor hereunder are independent of the obligations of Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions;

         (c) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

         (d) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations (provided that no Credit Document to which such Guarantor is a party may be amended without its written consent); (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with this Agreement or the applicable Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the applicable Hedge Agreements; and

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         (e)      this Guaranty and the obligations of Guarantors hereunder
shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full in Cash of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or the Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of this Agreement, any of the other Credit Documents, any of the Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms of this Agreement or such Credit Document, such Hedge Agreement or any agreement relating to such other guaranty or security (provided that no Credit Document to which such Guarantor is a party may be amended without its written consent);
(iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Hedge Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

         7.5 Waivers by Guarantors. Each Guarantor hereby waives, for the benefit of Beneficiaries, to the maximum extent permitted by applicable law: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in

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the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full in Cash of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to gross negligence or willful misconduct or bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default under this Agreement, the Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof (other than payment in full in Cash of the Guaranteed Obligations).

         7.6 GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Each Guarantor hereby waives, until the Termination Date, any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection herewith or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and
(c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Termination Date, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations (including any such right of contribution under Section 7.2(b)). Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of

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contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when the Termination Date shall not have occurred, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

         7.7 SUBORDINATION OF OTHER OBLIGATIONS. Any Indebtedness of Company or any Guarantor now or hereafter held by any Guarantor (the "Obligee Guarantor") is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

         7.8 CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until the Termination Date. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

         7.9 AUTHORITY OF GUARANTORS OR COMPANY. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         7.10 FINANCIAL CONDITION OF COMPANY AND GUARANTORS. Any Credit Extension may be granted to Company or continued from time to time, and any Hedge Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company or any other Guarantor at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company or any other Guarantor. Each Guarantor has adequate means to obtain information from Company and each other Guarantor on a continuing basis concerning the financial condition of Company or such other Guarantor and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and each other Guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary

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to disclose any matter, fact or thing relating to the business, operations or conditions of Company or any other Guarantor now known or hereafter known by any Beneficiary.

         7.11 BANKRUPTCY, ETC. (a) The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

         (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if said proceedings had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guarantied by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

         (c) In the event that all or any portion of the Guaranteed Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder; provided that interest or fees on any such reinstated Guaranteed Obligations shall not be payable for the period during which the Beneficiaries were paid such funds until the date such funds were returned.

         7.12 DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR. If all of the stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in an Asset Sale not prohibited by this Agreement or otherwise consented to by Requisite Lenders, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.

SECTION 8. EVENTS OF DEFAULT

         8.1 EVENTS OF DEFAULT. If any one or more of the following conditions or events shall occur:

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         (a)      failure by Company to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) any interest on any Loan or any fee or any other amount due hereunder within five (5) days after the date due; or

         (b) (i) failure of Holdings, Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1 (a)) with an aggregate principal amount of $20,000,000 or more beyond the end of any grace period provided therefor; or (ii) breach or default by Holdings, Company or any of its Subsidiaries with respect to any other material term of (1) one or more items of Indebtedness in the aggregate principal amount referred to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, if the effect of such breach or default is to cause, or to permit the holder or holders of that indebtedness (or a trustee on behalf of such holder or holders) to cause, that Indebtedness to become or be declared due and payable prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

         (c) failure of Company to perform or comply with any term or condition contained in Section 2.5, Section 5.1(h), Section 5.2 (with respect to Holdings or the Company only), Section 5.10 or Section 6 hereof; provided that any Event of Default under Section 6.6 is subject to cure as contemplated by
Section 8.3; or

         (d) any representation, warranty or certification made or deemed made by Holdings, Company or any of its Subsidiaries in any Credit Document or in any statement or certificate at any time given by Holdings, Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made or deemed made; or

         (e) any Credit Party shall default in the performance of or compliance with any term contained herein or in any of the other Credit Documents, other than any such term referred to in any other provision of this
Section 8.1, and such default shall not have been remedied or waived within thirty (30) days after receipt by Company of notice from Administrative Agent or any Lender of such default; or

         (f) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) under the Bankruptcy

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Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary), and any such event described in this clause (ii) shall continue for sixty (60) days unless dismissed, bonded or discharged; or

         (g) (i) Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property and such appointment continues undischarged or unstayed for sixty (60) days; or Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) shall make any assignment for the benefit of creditors; or (ii) Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Holdings, Company or any of its Material Subsidiaries (or any group of Company's Subsidiaries that, taken as a whole, would constitute a Material Subsidiary) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in this Section 8.1(g); or

         (h) any money judgment, writ or warrant of attachment or similar process involving individually or in the aggregate at any time an amount in excess of $20,000,000 (in either case not adequately covered by insurance as to which the insurance company has not denied coverage) shall be entered or filed against Holdings, Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days; or

         (i) any order, judgment or decree shall be entered against Holdings, Company or any of its Subsidiaries decreeing the dissolution or split up of Holdings, Company or

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that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

         (j) (i) the Company and any of its Subsidiaries or ERISA Affiliates are required to contribute or pay during any year an aggregate amount to one or more Multiemployer Plans which could reasonably be expected to have a Material Adverse Effect; (ii) there shall occur one or more ERISA Events, other than any ERISA Events with respect of Multiemployer Plans, which individually or in the aggregate result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $15,000,000 during the term hereof; (iii) there shall exist an amount of Unfunded Benefit Liabilities individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed liabilities), which exceeds $15,000,000; or (iv) circumstances exist which may reasonably give rise to a lien under ERISA with respect to any Pension Plan; or

         (k)      a Change of Control shall have occurred; or

         (l) at any time after the execution and delivery thereof, (i) the Guaranty, for any reason other than the satisfaction in full of all non-contingent Obligations in Cash, ceases to be in full force and effect or is declared to be null and void or any Credit Party denies in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party, or (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full in Cash of the non-contingent Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void; or the validity or enforceability thereof shall be contested in writing by any Credit Party; or Collateral Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document subject to Permitted Liens, for any reason other than the failure of Collateral Agent or any Lender to take any action within its control, subject only to Permitted Liens; or

         (m) the Mergers shall fail to take place by 5:00 p.m. Eastern Time on December 22, 2003;

THEN (1) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), each of (A) the unpaid principal amount of and accrued interest on the Loans, (B) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (C) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party, and the obligation of each Lender to make any Loan, the obligation of Issuing Bank to issue any Letter of Credit and the right of any

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Lender to issue any Letter of Credit hereunder shall thereupon terminate, and
(2) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (A) through (C) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Issuing Bank to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.3 or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in Section 2.2(c).

         Company shall at such time deposit any amounts described in clause (B) above in one or more cash collateral accounts opened by the Administrative Agent. Company hereby grants to the Administrative Agent, for the benefit of the Issuing Bank and each Lender with a participation in such Letters of Credit, a security interest in such cash collateral to secure all Obligations. Any amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit issued for the account of Company, and the unused portion thereof after all such Letters of Credit shall have expired, been fully drawn upon or back-stopped, if any, shall
(i) to the extent an Event of Default then exists, be applied to repay the other Obligations or (ii) shall otherwise be immediately returned to Company. After all such Letters of Credit shall have expired, been fully drawn upon or back-stopped and all non-contingent Obligations shall have been satisfied and paid in full in Cash, the balance, if any, in such cash collateral account shall be returned to Company. Company shall execute and deliver to the Administrative Agent, for the account of the relevant Issuing Bank and the Lenders with participations in such Letters of Credit, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.

         8.2 CERTAIN OPTION OF LENDERS. Notwithstanding anything contained in Section 8.1, if at any time within sixty (60) days after an acceleration of the Loans pursuant to such Section, Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 10.5, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Default or impair any right consequent thereon. The provisions of this Section 8.2 are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the

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rights or remedies available to them under any of the Credit Documents, even if the conditions set forth in this Section 8.2 are met.

         8.3 COMPANY'S RIGHT TO CURE FINANCIAL PERFORMANCE COVENANTS. Notwithstanding anything to the contrary contained in Section 8.1, in the event that Company fails to comply with the requirements of any Financial Performance Covenant, until the 10th day subsequent to delivery of the related Compliance Certificate, Holdings shall have the right, but in any event no more than (i) two (2) times in any twelve-month period and (ii) four (4) times from the Closing Date to the date of determination, to issue Permitted Cure Securities for cash or otherwise receive cash contributions to the capital of Holdings, in either case in an aggregate amount equal to the lesser of (a) the amount necessary to cure the relevant failure to comply with all the Financial Performance Covenants and (b) $20,000,000, and, in each case, to contribute any such cash to the capital of Company (collectively, the "CURE RIGHT"), and upon the receipt by Company of such cash (the "CURE AMOUNT") pursuant to the exercise by Holdings of such Cure Right such Financial Performance Covenant shall be recalculated giving effect to the following pro forma adjustments:

                  (i) Consolidated EBITDA shall be increased, in accordance with the definition thereof, solely for the purpose of measuring the Financial Performance Covenants and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;

                  (ii) if, after giving effect to the foregoing recalculations, Company shall then be in compliance with the requirements of all Financial Performance Covenants, Company shall be deemed to have satisfied the requirements of the Financial Performance Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Performance Covenants which had occurred shall be deemed cured for all purposes of the Agreement; and

                  (iii) to the extent that the Cure Amount proceeds are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating the Leverage Ratio for the period with respect to which such Compliance Certificate applies.

SECTION 9. AGENTS

         9.1 APPOINTMENT OF AGENTS. GSCP is hereby appointed Co-Syndication Agent and a Joint Lead Arranger hereunder, and each Lender hereby authorizes Co-Syndication Agent and such Joint Lead Arranger to act as its agent in accordance with the terms hereof and the other Credit Documents. UBSS is hereby appointed a Co-Syndication Agent and a Joint Lead Arranger hereunder and each Lender hereby authorizes such Joint Lead Arranger to act as its agent in accordance with the terms hereof and the other Credit Documents. Each of GE Capital and CIT is hereby appointed a Co-Documentation Agent hereunder and each Lender hereby authorizes such Documentation Agent to act as its agent in accordance with the terms hereof and the

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other Credit Documents. DBNY is hereby appointed Administrative Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act upon the express conditions contained herein and in the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof, except as provided in Sections 9.7 and 9.8. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holdings, Company or any of their respective Subsidiaries, except as provided in Section
2.6 as to Administrative Agent with respect to maintaining the Register. Co-Syndication Agents and Co-Documentation Agents, without consent of or notice to any party hereto, may assign any and all of their respective rights or obligations hereunder to any of their respective Affiliates. As of the Closing Date, neither GSCP, in its capacity as Co-Syndication Agent and a Joint Lead Arranger, UBSS as Co-Syndication Agent and a Joint Lead Arranger, nor GE Capital and CIT as Co-Documentation Agents shall have any obligations but shall be entitled to all benefits of this Section 9.

         9.2 POWERS AND DUTIES. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and in the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or of any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or in any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or of any of the other Credit Documents except as expressly set forth herein or therein.

         9.3 GENERAL IMMUNITY. (a) No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency hereof or of any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of Company to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from

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confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

         (b) None of Agents nor any of their respective officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or with any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or under any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

         9.4 AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection herewith and otherwise without having to account for the same to Lenders.

         9.5      LENDERS' REPRESENTATIONS AND WARRANTIES.

         (a) Each Lender, by delivering its signature page to this Agreement or a Joinder Agreement and funding its Tranche B Term Loan and/or Revolving Loans on the Closing Date or by the funding of any New Loans, as the case may be, shall be deemed to

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have acknowledged receipt of, and consented to and approved, each Credit
Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date or as of the date of funding of such New Loans.

         (b) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the Credit Extensions thereof hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

         9.6 RIGHT TO INDEMNITY. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out hereof or of the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

         9.7 SUCCESSOR ADMINISTRATIVE AGENT AND SWING LINE LENDER. (a) Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent, provided that Company shall have the right to approve any such successor Administrative

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Agent unless an Event of Default then exists under Sections 8.1 (a), 8.1(f) or
(g). Upon the approval by Company (if required hereunder) acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

         (b) Swing Line Lender may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company. Upon any such notice of resignation Administrative Agent shall have the right, upon five Business Days' notice to Company, to appoint a successor Swing Line Lender from among the Lenders, provided that Company shall have the right to approve any such successor Administrative Agent unless an Event of Default then exists under Sections 8.1 (a), 8.1(f) or (g). Upon the acceptance of any appointment as Swing Line Lender hereunder by a successor Swing Line Lender, that successor Swing Line Lender shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Swing Line Lender and the retiring Swing Line Lender shall be discharged from its duties and obligations hereunder. In such event (i) Company shall prepay any outstanding Swing Line Loans made by the retiring Swing Line Lender, (ii) upon such prepayment, the retiring Swing Line Lender shall surrender the Swing Line Note held by it to Company for cancellation, and (iii) Company shall issue a new Swing Line Note to the successor Swing Line Lender, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

         9.8 COLLATERAL DOCUMENTS AND GUARANTIES. (a) Each Lender hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of the Secured Parties, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders with respect to the Guaranty and the Collateral, and each Lender agrees to be bound by the terms of each Collateral Document. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or
(ii) release any Subsidiary Guarantor from the Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or
(iii) subordinate any Lien on any property granted to or held by Collateral Agent under the Credit Documents to the holder of any Lien on such property that is permitted under (x) Section 6.2(c), (y) Section 6.2(f) and (z) any other Section of Section 6.2, so long as

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such Lien is granted in connection with the issuance or incurrence Indebtedness permitted by Section 6.1 and the proceeds of such Indebtedness are used to purchase assets (including by means of a Capital Lease) or to refinance Indebtedness which was previously used to purchase assets (including any Capital Lease); provided that such subordination shall only cover the respective property so acquired and the proceeds and products thereof.

         (b) Anything contained in any of the Credit Documents to the contrary notwithstanding, Company, Administrative Agent, Collateral Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under the Collateral Documents may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms hereof, and (II) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.

         (c) It is the purpose hereof and of the other Credit Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation hereunder or under any of the other Credit Documents, and in particular in case of the enforcement of any of the Credit Documents, or in case Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Credit Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (a "SUPPLEMENTAL COLLATERAL AGENT"). In the event that Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended hereby or by any of the other Credit Documents to be exercised by or vested in or conveyed to Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Credit Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Collateral Agent or such Supplemental Collateral Agent, and (II) the provisions of this Section 9 and of Sections 10.2 and 10.3 that refer to Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references

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therein to Collateral Agent shall be deemed to be references to Collateral Agent and/or such Supplemental Collateral Agent, as the context may require. Should any instrument in writing from Company or any other Credit Party be required by any Supplemental Collateral Agent so appointed by Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Credit Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

         (d) Company and each Guarantor hereby authorize the Collateral Agent to file any financing statements or continuation statements, and amendments to financing statements in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or to maintain the perfection of the first priority security interest granted to Collateral Agent under any of the Credit Documents. Such financing statements may describe the Collateral in the same manner as described in the Pledge and Security Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent under any of the Credit Documents, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Collateral Agent will provide Company with file-stamped copies of any such filings made by it.

SECTION 10. MISCELLANEOUS

         10.1 NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile (and confirmed by telephone) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile (and confirmed by telephone) or telex, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, notices to Agents shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (II) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent and Company.

         10.2 EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (a) all the actual and reasonable costs and expenses of Administrative Agent and the Co-Syndication Agents in connection with

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the preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto; (b) all the costs of furnishing all opinions by counsel for Company (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with hereunder and under the other Credit Documents including with respect to confirming compliance with environmental, insurance and solvency requirements;
(c) the reasonable fees, expenses and disbursements of a single law firm acting as counsel to Agents in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (d) all the actual costs and reasonable expenses of Collateral Agent in connection with creating and perfecting Liens in favor of Collateral Agent on behalf of the Secured Parties pursuant to the Collateral Documents and pursuant hereto, including filing and recording fees, expenses and stamp or documentary taxes or similar taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to Agents and of a single counsel providing any opinions that Co-Syndication Agents, Administrative Agent or Requisite Lenders may reasonably request in respect of the Collateral Documents or the Liens created pursuant hereto and thereto; (e) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements) of any auditors, consultants, accountants, agents or appraisers retained by any Agent with the prior consent of Company (not to be unreasonably withheld); (f) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any consultants, advisors and agents employed or retained by Collateral Agent and its counsel) of Agents in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable costs and expenses incurred by Co-Syndication Agents or Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of an Event of Default, all costs and expenses (including reasonable attorneys' fees of a single counsel to Agents and Lenders) and costs of settlement, incurred by Co-Syndication Agents, Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Event of Default
(including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

         10.3 Indemnity. (a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, Company and each Guarantor agree to defend (subject to Indemnitees' selection of counsel, which shall be reasonably satisfactory to Company), indemnify, pay and hold harmless Agents and Lenders, and the officers, partners, directors, trustees, employees, agents and affiliates of any of Agents and Lenders (each, an "Indemnitee"), from and against any and all Indemnified Liabilities; provided, neither the Company nor any

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Guarantor shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities (i) to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct or bad faith of that Indemnitee or (ii) to the extent such Indemnified Liabilities relate to Taxes (and any liabilities relating thereto), the indemnity for which shall be governed solely and exclusively by Section 2.20. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company and the Guarantors shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

         (b) Company and each Guarantor agree that neither it nor any of its Subsidiaries will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification or contribution could be sought under subsection (a) of this section (whether or not any Indemnitee is an actual or potential party to such claim, action or proceeding) without the prior written consent of the applicable Indemnitees, unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such claim, action or proceeding, which consent shall not be unreasonably withheld or delayed.

         (c) If an Indemnitee is requested or required to appear as a witness in any action brought by or on behalf of or against Company, any Guarantor or any Affiliate thereof in which such Indemnitee is not named as a defendant, Company agrees to reimburse such Indemnitee for all reasonable expenses incurred by it in connection with such Indemnitee's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

         10.4 SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent, without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of such Credit Party against and on account of the obligations and liabilities of such Credit Party to such Lender hereunder, the Letters of Credit and participations therein and the other Credit Documents, including all claims of any nature or description arising out of or connected herewith, the Letters of Credit and participations therein or any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Each Lender agrees promptly to notify

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Company and Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Each Credit Party hereby further grants to Administrative Agent and each Lender a security interest in all deposits and accounts (other than trust accounts) maintained with Administrative Agent or such Lender as security for the Obligations.

         10.5     AMENDMENTS AND WAIVERS. (a) Subject to Section 10.5(b),
Section 10.5(c) and Section 10.5(d), no amendment, modification, supplement or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of Requisite Lenders.

         (b) No amendment, modification, supplement or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall extend the scheduled final maturity of any Loan or Note, or waive, reduce or postpone any scheduled repayment set forth in Section 2.11, or extend the stated expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, or postpone the scheduled date of expiration of any Commitment or reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.9) or any commitment fees or letter of credit fees payable hereunder, or extend the time for payment of any such interest or fees, or reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit, or shall amend any provision of the Credit Documents providing for pro rata treatment of Lenders in any such case without the written consent of each Lender with Obligations affected thereby (it being understood that any change to the definition of Leverage Ratio or in the component definitions thereof shall not constitute a reduction in any interest rate or any such fee).

         (c) No amendment, modification, supplement or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall (i) amend, modify, supplement or waive any provision of this Section 10.5, (ii) reduce the percentage specified in the definition of "Requisite Lenders" or the definition of "Pro Rata Share" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Lenders" and "Pro Rata Share" on substantially the same basis as the Term Loan amounts, the Term Loans, the Revolving Loan Commitments and the Revolving Loans are included on the Closing Date), (iii) release all or substantially all of the Collateral or Holdings or all or substantially all of the other Guarantors from the Guaranty except as expressly provided in the Credit Documents, or (iv) consent to the assignment or transfer by Company of any of its rights and obligations hereunder, in each case without the written consent of each Lender.

         (d) No amendment, modification, supplement or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall: (i) increase the Commitments of any Lender over the amount thereof then in effect for such

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Lender without the consent of such Lender (it being understood that no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default, and no increase in the available portion of any Commitment of any Lender or the rescission of any acceleration pursuant to Section 8.2, shall constitute an increase in the Commitment of any Lender); (ii) amend, modify, terminate or waive any provision hereof relating to the Swing Line Loan Commitment or the Swing Line Loans without the consent of Swing Line Lender;
(iii) reduce the percentage specified in the definition of "Requisite Class Lenders" with respect to a particular Class without the consent of each Lender of the affected Class, or otherwise amend the definition of "Requisite Class Lenders" without the consent of Requisite Class Lenders of each Class (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Class Lenders" on substantially the same basis as the Term Loan amounts, the Term Loans, the Revolving Loan Commitments and the Revolving Loans are included on the Closing Date); (iv) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.14 without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof (although Requisite Lenders may waive, in whole or in part, any mandatory prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered); (v) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.3(e) without the written consent of Administrative Agent and of Issuing Bank; or (vi) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent without the consent of such Agent.

         (e) Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

         (f) Notwithstanding anything to the contrary contained herein, this Agreement may be amended with the written consent of the Administrative Agent, Company, the holders of not less than 50.0% of the Revolving Credit Exposure and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Tranche B Term Loans or any Series of New Term Loans (the "REFINANCED TERM LOAN") with a replacement term loan tranche hereunder (the "REPLACEMENT TERM LOANS"), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loan, (b) the interest rate for such Replacement Term Loans shall not be higher than the interest rate for such Refinanced Term Loan, (c) the weighted average life to maturity of such

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Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Refinanced Term Loan at the time of such refinancing and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than those applicable to such Refinanced Term Loan, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Term Loans in effect immediately prior to such refinancing.

         10.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS. (a) This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. Neither any Credit Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         (b) No assignment or transfer of any Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register. Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

         (c) Each Lender shall have the right at any time to sell, assign or transfer, in whole or in part, any Commitment, Loan, Letter of Credit or any other Obligation: (i) upon the giving of notice to Administrative Agent, to another Lender, or to an Affiliate of the assigning Lender (or if such assigning Lender is a fund that invests in commercial or bank loans, another such investment fund managed or advised by the same investment advisor or an Affiliate thereof) or another Lender; or (ii) in the case of Term Loans (unless otherwise covered by clause (i) hereof), with the consent of Company and Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed) to any other Eligible Assignee (treating any two or more investment funds that invest in commercial loans and that are managed or advised by the same investment advisor or by an Affiliate of such investment advisor as a single Eligible Assignee), in an aggregate amount of not less than $1,000,000 (or such lesser amount as shall constitute the aggregate amount of the Tranche B Term Loan, New Term Loans and other Obligations of the assigning Lender); or (iii) in each other case, with the consent of Company and Administrative Agent (which consent of Company and Administrative Agent shall not be unreasonably withheld or delayed) to any other Eligible Assignee (treating any two or more investment funds that invest in commercial loans and that are managed or advised by the same investment advisor or by an Affiliate of such investment advisor as a single Eligible Assignee), in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender); provided, however, that upon the occurrence and

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during the continuance of an Event of Default with respect to Sections 8.1(a),
8.1(f) and 8.1(g), the consent of Company shall not be required under clauses
(ii) and (iii) above. Notwithstanding the foregoing, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred except to the extent contemplated by Section 9.7(b).

         (d) The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with a processing and recordation fee of $2,000 (treating any two or more investment funds that invest in commercial loans and that are managed or advised by the same investment advisor or by an Affiliate of such investment advisor as a single Eligible Assignee) and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.20(c) and Section 2.20(d); provided, that notwithstanding the foregoing to the contrary, no processing fee shall be required to be paid with respect to assignments made pursuant to clause (ii) of the definition of "Eligible Assignee". Subject to Section 10.6(b), upon its receipt of a duly executed and completed Assignment Agreement, together with the processing and recordation fee referred to herein and any forms, certificates or other evidence that such assignee may be required hereunder to deliver to Administrative Agent, Administrative Agent shall, if Administrative Agent and Company have consented to the assignment evidenced thereby (in each case to the extent such consent is required hereunder), (i) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this Section 10.6(d). Anything contained herein to the contrary notwithstanding, in the case of an assignment to an Affiliate of the assigning Lender, such assignment shall be effective between such assigning Lender and its Affiliate immediately without compliance with the conditions for assignment under Sections 10.6(b) through
(d), but shall not be effective with respect to any Credit Party, Administrative Agent, any other Agent, any Issuing Bank, any Swing Line Lender or any Lender, and each Credit Party, Administrative Agent, each other Agent, each Issuing Bank, each Swing Line Lender and each Lender shall be entitled to deal solely and directly with such assigning Lender under any such assignment, in each case, until the conditions for assignment under Sections 10.6(b) through (d) have been complied with.

         (e) Each Lender listed on the signature pages hereof hereby represents and warrants, and each Lender executing and delivering an Assignment Agreement shall be deemed to represent and warrant as of the effective date of such Assignment Agreement, that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making or purchasing of loans such as the Loans; and (iii) it will make or purchase, as the case may be, its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of

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this Section 10.6, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control).

         (f) Subject to the terms and conditions of this Section 10.6, as of the effective date specified in such Assignment Agreement: (i) the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent such rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a "Lender" for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, Issuing Bank shall continue to have all rights and obligations as Issuing Bank with respect to Letters of Credit issued by it until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder); (iii) the Commitments shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender; and (iv) if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and/or to the assigning Lender, with appropriate insertions, to reflect the new Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

         (g) In addition to the assignments and participations permitted under the provisions of this Section 10.6, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank, and any Lender which is an investment fund may pledge all or any portion of its Notes or Loans to its trustee (unless such trustee is Highland Capital Management, L.P. or any of its Affiliates or Subsidiaries) in support of its obligations to such trustee or to its indenture trustee in support of its obligations to noteholders on whose behalf such indenture trustee is acting; provided, (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank or trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

         (h) Each Lender shall have the right at any time to sell one or more participations to any Person (other than Highland Capital Management, L.P. or any of its Affiliates or Subsidiaries) in, all or any part of its Commitments, Loans or Letters of Credit or participations therein or any other interest herein or in any other Obligation. The holder of any participation, other than an Affiliate of the Lender granting such

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participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loan or fees allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan or fees (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.9) allocated to such participation (it being understood that any change to the definition of Leverage Ratio or in the component definitions thereof shall not constitute a reduction in any interest rate), and all amounts payable by any Credit Party hereunder (including amounts payable to such Lender pursuant to Section 2.18(c), Section 2.19 or Section 2.20) shall be determined as if such Lender had not sold such participation. Each Credit Party and each Lender hereby acknowledge and agree that, solely for purposes of Sections 2.17 and Section 10.4, (1) any participation will give rise to a direct obligation of each Credit Party to the participant and (2) the participant shall be considered to be a "Lender".

         10.7 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         10.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. ALL representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.18(c), 2.19, 2.20, 10.2 and 10.3 and the agreements of Lenders set forth in Sections 9.3, 9.6 and 2.17 shall survive the Termination Date.

         10.9 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to Beneficiaries hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or in any of the Hedge Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         10.10 MARSHALLING; PAYMENTS SET ASIDE. Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent

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

or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred, provided that with respect to calculating interest on any Obligation that is so reinstated, interest shall accrue from the date that such Obligation is first reinstated and not from the previous date of payment.

         10.11 SEVERABILITY. In case any provision herein or obligation hereunder or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         10.12 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to Section 9.8(b), each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.13 HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         10.14 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401).

         10.15 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY
(a)

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

ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS UPON ANY CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE UPON SUCH CREDIT PARTY BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (d) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (e) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION; AND (f) AGREES THAT THE PROVISIONS OF THIS SECTION RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         10.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION
10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RESTATEMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         10.17 CONFIDENTIALITY. Each Lender, Issuing Bank and Agent shall hold all non-public information obtained pursuant to the terms hereof in accordance with such

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

Lender's customary procedures for handling confidential information of such nature and in accordance with prudent lending or investing practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender and such Lender's and Affiliates' directors, officers, employees and agents in connection with the administration of this Agreement and the preservation, exercise or enforcement of the rights of the Agents and the Lenders under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential) or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in swap agreements (provided, any such potential assignee, transferee, participant or swap counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.17) or disclosures required or requested by any governmental agency or representative thereof or by the National Association of Insurance Commissioners or pursuant to legal process; provided, unless specifically prohibited by applicable law or court order, each Lender shall use reasonable efforts to notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided further, in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries. Notwithstanding anything to the contrary set forth herein (or in any Credit Document), each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and the other Credit Documents and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective Affiliates, and their and their respective Affiliates' directors officers, employees and agents to comply with applicable securities laws. For this purpose, "tax structure" means any facts relevant to understanding the federal income tax treatment of the transactions contemplated by this Agreement and the other Credit Documents but does not include information relating to the identity of any of the parties hereto or any of their respective Affiliates.

         10.18 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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

         10.19 MAXIMUM AMOUNT. It is the intention of Company and the Lenders to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between the Credit Parties and their respective Subsidiaries and the Lenders, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to the Lenders as interest (whether or not designated as interest, and including any amount otherwise designated but deemed to constitute interest by a court of competent jurisdiction) hereunder or under the other Credit Documents or in any other agreement given to secure the indebtedness of Company to the Lenders, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury or such other laws (the "MAXIMUM AMOUNT"). If under any circumstances whatsoever fulfillment of any provision hereof, or any of the other Credit Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For purposes of calculating the actual amount of interest paid and/or payable hereunder in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid hereunder or under any other Credit Document for the use, forbearance or detention of the indebtedness of Company evidenced hereby or by any other Credit Document, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of the Loans until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this subsection shall control and supersede every other provision of all agreements between Holdings, Company, or any of their respective Subsidiaries or any endorser of the Notes and the Lenders.

            [The remainder of this page is intentionally left blank.]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                THL BEDDING COMPANY,

                                By: /s/ Todd Abbrecht
                                    --------------------------------------------
                                    Name: Todd Abbrecht
                                    Title: Vice President, Treasurer and
                                           Assistant Secretary

                                     NOTICE ADDRESS:
                                     c/o Simmons Company
                                     One Concourse Parkway
                                     Suite 800
                                     Atlanta, Georgia 30328
                                     Attention: Chief Financial Officer
                                     Telephone: 770-673-2625
                                     Fax: 770-392-2608

                                     WITH A COPY TO:

                                     Thomas H. Lee Partners, LP
                                     75 State Street, Suite 26
                                     Boston, Massachusetts 02109
                                     Attention: Todd Abbrecht
                                     Telephone: 617-227-1050
                                     Fax: 617-227-3514

                                     AND:

                                     Weil, Gotshal & Manges LLP
                                     200 Crescent Court, Suite 300
                                     Dallas, Texas 75201
                                     Attention: Angela L. Fontana, Esq.
                                     Telephone: 214-746-7700
                                     Fax: 214-746-7777

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

                                        THL-SC BEDDING COMPANY,

                                        By: /s/ Todd Abbrecht
                                            --------------------------------
                                            Name: Todd Abbrecht
                                            Title: Vice President, Treasurer and
                                                   Assistant Secretary

                                              NOTICE ADDRESS:
                                              c/o Simmons Company
                                              One Concourse Parkway
                                              Suite 800
                                              Atlanta, Georgia 30328
                                              Attention: Chief Financial Officer
                                              Telephone: 770-673-2625
                                              Fax: 770-392-2608

                                              WITH A COPY TO:

                                              Thomas H. Lee Partners, LP
                                              75 State Street, Suite 26
                                              Boston,Massachusetts 02109
                                              Attention: Todd Abbrecht
                                              Telephone:617-227-1050
                                              Fax: 617-227-3514

                                              AND:

                                              Weil, Gotshal & Manges LLP
                                              200 Crescent Court, Suite 300
                                              Dallas,Texas 75201
                                              Attention: Angela L. Fontana, Esq.
                                              Telephone:214-746-7700
                                              Fax: 214-746-7777

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

                               GOLDMAN SACHS CREDIT PARTNERS L.P.,
                               individually, as Sole Bookrunner, a Joint Lead Arranger, a Co-Syndication Agent and as Lender

                               BY: /s/ R.J.WAGNER
                                   ------------------------------
                                   Authorized Signatory

                               NOTICE ADDRESS:

                               Goldman Sachs Credit Partners L.P.
                               c/o Goldman, Sachs & Co.
                               85 Broad Street
                               New York, New York 10004
                               Attn: Elizabeth Fischer
                               Telecopy: (212) 357-0932

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

                                              UBS LOAN FINANCE LLC,
                                              as a Lender

                                              By: /s/ Wilfred V. Saint
                                                  ------------------------------
                                                  Name:  Wilfred V. Saint
                                                  Title: Associate Director
                                                         Banking Products
                                                         Services, US

                                              By: /s/ Joselin Fernandes
                                                  ------------------------------
                                                  Name:  Joselin Fernandes
                                                  Title: Associate Director
                                                         Banking Products
                                                         Services, US

                                              NOTICE ADDRESS:
                                              677 Washington Boulevard
                                              6th floor Tower
                                              Stamford, Connecticut 06901
                                              Attn: Vladimira Holeckova
                                              Facsimile: 203-719-4176

                                      S-4

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

                                           DEUTSCHE BANK AG, NEW YORK
                                           BRANCH,
                                           as Administrative Agent

                                           By: /s/ Mary Kay Coyle
                                               ---------------------------------
                                               Name: Mary Kay Coyle
                                               Title: Managing Director

                                           By: /s/ Susan LeFevre
                                               ---------------------------------
                                               Name: Susan Lefevre
                                               Title: Director

                                           NOTICE ADDRESS:
                                           60 Wall Street, 43rd Fl.
                                           New York, New York 10005
                                           Attn: Mary Kay Coyle
                                           Telecopy: (212) 797-5690

                                           DEUTSCHE BANK A.G., CAYMAN ISLANDS
                                           BRANCH,
                                           individually as a Lender

                                           By: /s/ Mary Kay Coyle
                                               ---------------------------------
                                               Name: Mary Kay Coyle
                                               Title: Managing Director

                                           By: /s/ Susan LeFevre
                                               ---------------------------------
                                               Name: Susan LeFevre
                                               Title: Director

                                           NOTICE ADDRESS:
                                           60 Wall Street, 43rd Fl.
                                           New York, New York 10005
                                           Attn: Mary Kay Coyle
                                           Telecopy: (212) 797-5690

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

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION,
                                       as Co-Documentation Agent and a Lender

                                       By: /s/ Karl Kieffer
                                           -------------------------------------
                                           Name: Karl Kieffer
                                           Title: Duly Authorized Signatory

                                       NOTICE ADDRESS:
                                       6 High Ridge Park, Building 6C
                                       Stamford, CT 06927-5100
                                       Attn: Eric Berwin
                                       Facsimile: 203 316 7978

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

                                     CIT LENDING SERVICES CORPORATION,
                                     as Co-Documentation Agent and a Lender

                                     By: /s/ John P. Sirico, II
                                         ---------------------------------------
                                         Name: John P. Sirico, II
                                         Title: Vice President

                                     NOTICE ADDRESS:
                                     c/o CIT Group Inc.
                                     Business Credit/Corporate Finance Group
                                     1 CIT Drive, 3rd Floor
                                     Livingston, New Jersey 07039
                                     Attn: Mark S. O'Keeffe, Managing Director
                                     Facsimile: (973) 740-5721

                                     with a copy to:

                                     c/o CIT Group Inc.
                                     Corporate Legal Department
                                     1 CIT Drive, 3rd Floor
                                     Livingston, New Jersey 07039
                                     Attn: John P. Sirico, II,
                                     Vice President & Assistant Chief Counsel
                                     Facsimile: (973) 422-5822 or (973) 740-5841

                                       S-6

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

                                Schedule 1.1(b)
                        TERM LOAN AMOUNTS, REVOLVING LOAN
                         COMMITMENTS AND PRO RATA SHARES

                                    TRANCHE B
                              TERM LOAN COMMITMENTS

             Lender                                     Revolving Commitment              Pro Rata Share
====================================                    ====================              ==============
Deutsche Bank AG, New York Branch                       $        405,000,000                         100%
                                                        --------------------              --------------
            Total                                       $        405,000,000                         100%
                                                        --------------------              --------------

                              REVOLVING COMMITMENTS

             Lender                                     Revolving Commitment              Pro Rata Share
====================================                    ====================              ==============
Goldman Sachs Credit Partners, L.P.                     $         20,000,000                        26.7%
                                                        --------------------              --------------
Deutsche Bank AG, New York Branch                       $         15,000,000                          20%
                                                        --------------------              --------------
UBS Loan Finance LLC                                    $         15,000,000                          20%
                                                        --------------------              --------------
General Electric Capital Corporation                    $         15,000,000                          20%
                                                        --------------------              --------------
CIT Lending Services Corporation                        $         10,000,000                        13.3%
                                                        --------------------              --------------
              Total                                     $         75,000,000                         100%
                                                        -------------------               --------------

840017-New York Server 7A - MSW

                                SCHEDULE 3.1(e)
                         CLOSING DATE MORTGAGED PROPERTY

1809 Adel Street, Janesville, Wisconsin.

                                  SCHEDULE 4.1
                               CORPORATE STRUCTURE

SEE ATTACHED.

                             Schedule 4.1 - Page 1

                     STRUCTURE AFTER ACQUISITION AND MERGERS

                                  [FLOW CHART]

                            SUBSIDIARIES OF HOLDINGS

                                             JURISDICTION OF             AUTHORIZED           OUTSTANDING              SOLE
NAME                                    ORGANIZATION OR FORMATION      CAPITAL STOCK         CAPITAL STOCK    SHAREHOLDER OR MEMBER
--------------------------------------  -------------------------  -----------------------   --------------   ----------------------
Simmons Company                                 Delaware                3,000 shares           100 shares     THL-SC Bedding Company
                                                                      $0.01 par value         Common Stock
                                                                      Common Stock

Simmons Caribbean Bedding, Inc.*              Puerto Rico              10,000 shares           400 shares     Simmons Company
                                                                        no par value          Common Stock
                                                                        Common Stock

Gallery Corp.                                   Delaware              100,000 shares          1,000 shares    Simmons Company
                                                                      $0.01 par value         Common Stock
                                                                        Common Stock

                                                                      200,000 shares
                                                                      $0.01 par value
                                                                      Preferred Stock

SC Holdings, Inc.                               Delaware                 100 shares            100 shares     Simmons Company
                                                                      $0.01 par value         Common Stock
                                                                        Common Stock

Sleep Country USA, Inc.                         Delaware                3,000 shares          3,000 shares    SC Holdings, Inc.
                                                                       $0.01 par value        Common Stock
                                                                        Common Stock

Simmons I.P. Inc.*                              Ontario              Unlimited number of       2,121,100      Simmons Company
                                                                   shares of Common Stock    shares Common
                                                                                                 Stock

                                                                     Unlimited number of
                                                                   shares of Class A Stock

Info Establishment*                          Liechtenstein             10,000 S. Frs.        10,000 S. Frs.   Simmons Company

Simmons International Holding Company,          New York                 200 shares            101 shares     Simmons Company
Inc.*                                                                   no par value          Common Stock
[dissolution pending]                                                   Common Stock

                                                                          27 shares
                                                                        no par value
                                                                      Preferred Stock

Simmons International Ltd.*               Bahama Islands, B.V.I.         5,000 shares              N/A        Simmons Company
[dissolution pending]                                                  $1.00 par value
                                                                        Common Stock

                             Schedule 4.1 - Page 1

                                           JURISDICTION OF              AUTHORIZED           OUTSTANDING               SOLE
NAME                                 ORGANIZATION OR FORMATION        CAPITAL STOCK         CAPITAL STOCK      SHAREHOLDER OR MEMBER
----------------------------------   -------------------------  ------------------------  ------------------   ---------------------
688363 Ontario Limited*                        Ontario             Unlimited number of    10 shares Ordinary   Simmons Company
[dissolution pending]                                           shares of Ordinary Stock        Stock

                                                                   Unlimited number of      16,300 shares
                                                                     shares of First      Third Preference
                                                                    Preference Stock            Stock

                                                                   Unlimited number of
                                                                    shares of Second
                                                                    Preference Stock

                                                                   Unlimited number of
                                                                     shares of Third
                                                                    Preference Stock

The Simmons Manufacturing Co., LLC            Delaware                     N/A                   N/A           Simmons Company

Simmons Contract Sales, LLC                   Delaware                     N/A                   N/A           Simmons Company

World of Sleep Outlets, LLC                   Delaware                     N/A                   N/A           Simmons Company

Dreamwell, Ltd.                                Nevada                      N/A                   N/A           Simmons Company

Simmons Capital Management, LLC                Nevada                      N/A                   N/A           Simmons Company

Windsor Bedding Co., LLC                      Delaware                     N/A                   N/A           Simmons Company

* Non-Guarantor Subsidiary

                              Schedule 4.1 - Page 2

                                  SCHEDULE 4.12
                              REAL PROPERTY ASSETS

OWNED REAL PROPERTY

1809 Adel Street, Janesville, Wisconsin.
To be transferred to The Simmons Manufacturing Co., LLC on 12-19-03.

LEASED PROPERTY

Corporate

1. Lease Agreement, as amended, between Concourse I, Ltd. and Simmons Company for the property located at One Concourse Parkway, Atlanta, Georgia, dated April 20, 2000.

2. Lease, as amended, by and between St. Paul Properties, Inc. and Simmons Company for the property located at 1895 Beaver Ridge Circle, Norcross, Georgia, dated as of October 25, 2002.

3. Standard Lease, as amended, by and between Endicott Company, LLC and Simmons Company for the property located at 1856 Corporate Drive, Gwinnett County, Georgia, dated as of September 20, 2002.

4. Lease Agreement, as amended, by and between St. Paul Properties, Inc. and Simmons Company for the property located at 1900 Beaver Ridge Circle, Gwinnett County, Georgia, dated as of October 19, 1994.

5. Lease Agreement, as amended, by and between The Simmons Manufacturing Co., LLC ("TSMC") and World Market Center Tower I, LLC for the property located at World Market Center, Las Vegas, Nevada, dated as of February 5, 2003.

6. Lease Agreement, as amended, by and between TSMC and Weston MartCo d/b/a San Francisco Mart for the property located at 875 Stevenson Street, San Francisco, California, dated as of December 10, 2002.

Plant Leases

1. Lease Agreement, as amended, by and between CK-Childress Klein #8 Limited Partnership and Simmons Company for the property located at 5100 West W.T. Harris Boulevard, Charlotte, North Carolina, dated May 5, 1993, assigned to TSMC on December 29, 2001.

2. Building Lease Agreement by and between Building Ten, LLC, successor to Gateway Park II, LLC, and Simmons Company, dated October 18, 1997 for the property located at 17850 East 32nd Place, Aurora, Colorado, assigned to TSMC on December 29, 2001.

3. Commercial and Industrial Lease Agreement, as amended, by and between Bluefin Associates and Simmons Company for the property located at 320 Bowles Road, Agawam, Massachusetts, dated December 4, 1987, assigned to TSMC on December 29, 2001.

                             Schedule 4.12 - Page 1

4. Lease Agreement, as amended, by and between 20100 S. Alameda Property Company successor to Overton, Moore & Associates, Inc., successor in interest to Debu/Flair, Inc., and Simmons Company for the property located at 20100 South Alameda Street, Compton, California, dated March 12, 1974, assigned to TSMC on December 29, 2001.

5. Lease Agreement by and between CP REPROP Phoenix III Corporation and Simmons Company, dated March 12,1997 for the property located at 101 North 104th Avenue, Tolleson, Arizona, assigned to TSMC on December 29, 2001.

6. Agreement of Lease, as amended, by and between 287 Industrial Park and Simmons Company for the property located at 365 South Randolphville Road, Piscataway, New Jersey, dated September 16, 1988, assigned to TSMC on December 29, 2001.

7. Lease Agreement by and between ProLogis Development Services Incorporated by assignment from ProLogis Trust f/k/a Security Capital Industrial Trust and Simmons Company, dated May 29, 1998, for the property located at Crossroads Corporate Center, Indiana Avenue, Salt Lake City, Utah, assigned to TSMC on December 29, 2001.

8. Deed of Lease, as amended, by and between Simmons Associates, L.P. and Simmons Company for the property located at Commerce Place, Lee Hill District, Spotsylvania Country, Virginia, dated October 7,1994, assigned to TSMC on December 29, 2001.

9. Lease Agreement, as amended, by and between Black Development Corporation, Kurisu & Fergus, and Michael J. Fergus as Trustee under that certain unrecorded Revocable Living Trust of Michael J. Fergus dated October 1, 1991, as successor landlord to Michael M.H. Moon as Trustee of the Michael M.H. Moon Revocable Trust, dated February 12, 1982, and Simmons Company for the property located at Campbell Industrial Park, Honolulu, Hawaii, dated November 30, 1992, assigned to TSMC on December 29, 2001.

10. Lease Agreement, as amended, by and between Tri-Columbus Associates successor to Leadership Group, Inc. and Simmons Company for the property located at Marlane Drive, Grove City, Ohio, dated November 4, 1987, assigned to TSMC on December 29, 2001.

11. Lease Agreement, as amended, between John W. Rooker and Simmons Company for the property located in Discovery Park, Cobb County, Georgia, dated October 23, 1991, assigned to TSMC on December 29, 2001.

12. Industrial Lease Agreement by and between DFW Trade Center I Limited Partnership and Simmons Company for the property located at 4255 Patriot Drive, Coppell, Texas, dated February 18, 1998, assigned to TSMC on December 29, 2001.

13. Lease Agreement, as amended, by and between Orbit Property Corporation, d/b/a 1700 Fairway Drive Associates, and Simmons Company, dated September 30,1992, for the property located at 1700 Fairway Drive, San Leandro, California, assigned to TSMC on December 29, 2001.

14. Industrial/Office NNN Lease for Rainier Park of Industry between Panattoni Development Company, LLC and TSMC for the property located at 52nd Street East, Sumner, Washington, dated as of January 22, 2003.

                             Schedule 4.12 - Page 2

15. Lease Agreement by and between Greater Hazleton Community Area New Development Organization and TSMC for the property located at 543 Forest Road, Hazleton, Pennsylvania, dated as of August 8, 2003.

16. Industrial/Office NNN Lease, dated August 25, 2003, by and between TSMC and Mericle 580 Oak Ridge, LLC for the property located at 580 Oak Ridge Road (1 Simmons Drive), Humboldt Industrial Park, Hazle Township, Luzerne County, Pennsylvania.

17. Lease Agreement, dated December 1, 1996, by and between The City of Shawnee, Kansas and Simmons Company, assigned to TSMC on December 29, 2001.

18. Sublease Agreement by and between Roux Laboratories, Inc., d/b/a Colomer USA (as sublessor) and TSMC (as sublessee), dated as of September 11, 2003, with respect to certain property located at 540 Beautyrest Avenue, Jacksonville, Florida.

19. Sublease Agreement by and between Okefenokee Area Development Authority (as sublessor) and TSMC (as sublessee), dated as of October 15, 2003, with respect to certain property located at 2103 Memorial Drive, Waycross, Georgia.

World of Sleep Outlets, LLC ("WOS")

1. Lease Agreement, dated June 15, 1995, between D&B No. 6, LLP, successor in interest to Indcon, L.P. and Simmons Company, as amended, for the property located at 1335 Chattahoochee Ave., Atlanta, Georgia, assigned to WOS on December 29, 2001.

2. Standard Commercial Triple Net Lease, dated May 28, 1997, between A & E Partners, L.P. and Simmons Company, for the property located at Meadow Business Park, 1717-B Whitehead Road, Baltimore, Maryland, assigned to WOS on December 29, 2001.

3. Lease, dated October 22, 2001, between MG Patchogue II Limited Partnership and Simmons Company, for the property located at Prime Outlets, 10 Farber Drive, Suite # 7, Bellport, New York, assigned to WOS on December 29, 2001. CLOSED IN NOVEMBER 2003.

4. Standard Retail Lease between Vantage Management Company, as agent for Westvan Properties, Ltd., and Simmons Company, dated as of October 1, 1999, for the property located at Trinity Service Center, 1290 Conveyor Lane, Dallas, Texas, assigned to WOS on December 29, 2001.

5. Shopping Center Standard Lease, dated September 28, 2001, between NNN Empire Center, LLC and Simmons Company, for the property located at 17012 Slover Avenue, Fontana, California, assigned to WOS on December 29, 2001.

                             Schedule 4.12 - Page 3

6. Lease Agreement, dated August 14,2000, between Belton SC, GN, LLC, successor in interest to South Five Associates, LLC, and Simmons d/b/a World of Sleep Mattress Outlet, for the property located at 1309 Anderson Street, Belton, South Carolina, assigned to WOS on December 29, 2001.

7. Lease Agreement, dated October, 1997, between American National Insurance Company and Simmons Company, for the property located at Grandview Plaza Shopping Center, 12905-L M, South 71 Highway, Grandview, Missouri, assigned to WOS on December 29, 2001. This lease is currently month-to-month. The Company is considering renewing the lease based on performance after Ql 2004.

8. Lease Agreement, dated as of March 7, 2003, by and between WOS and Thrift Brothers, Inc. for the premises located at 367 Market Street, Dogwood Plaza, Oconee County, South Carolina.

9. Home Furnishings Factory Outlet Lease, dated February 21, 1996, between Thomas W. Morelli, ultimate successor to Royce Realty, Inc., and Simmons Company, trading as Simmons Beautyrest Factory Outlet, as amended, for the property located at 6180 Morgantown Road, Box 207, Morgantown, Pennsylvania, assigned to WOS on December 29, 2001.

10. Retail Lease, dated June 17, 1999, between 3701 Investors, L.L.C. and Simmons Company, for the property located at 3701 NE Sandy Blvd., Portland, Oregon, assigned to WOS on December 29, 2001.

11. Standard Shopping Center Lease, dated June 17, 1999, between Arapaho Ace Limited Liability Company and Simmons Mattress Company, for the property located at 1144 N. Piano Road, Suite #100, Richardson, Texas, assigned to WOS on December 29, 2001.

12. Shopping Center Lease between Malon D. Mimms, predecessor to Clarke Crossing, and Simmons dated November 1, 1999, as amended, for the property located at the Clark Crossing Shopping Center, 3531 Atlanta Highway, Suite 106, Athens, Georgia, assigned to WOS on December 29, 2001.

13. Lease Contract, dated September 5, 1996, between Weingarten Realty Investors and Simmons Company, for the property located at Westbrooke Village Shopping Center, 7357 Quivera Road, Shawnee, Kansas, assigned to WOS on December 29, 2001.

14. Pacific Business Park Lease, dated October 14, 1997, between Desert West Investors, L.L.C., and Simmons Company, as amended, for the property located at 8623 South 212th Street, Kent, Washington, assigned to WOS on December 29, 2001.

15. Bay Ridge Shopping Center Lease Agreement, dated April 10, 2001, between Bank of Waukegan, as Trustee under a Trust Agreement dated the June 16, 1990, and known as Trust No. 3554 and Simmons Company, for the property located at 454 N. Green Bay Rd., Waukegan, Illinois, assigned to WOS on December 29, 2001.

                             Schedule 4.12 - Page 4

16. Lease Agreement, dated March 28,1996, between Simmons and Regency Business Park Office L.L.C., successor in interest to Security Capital industrial Trust, as amended, for the property located at 6290 Jimmy Carter Boulevard, Suite 208, Norcross, Georgia, assigned to WOS on December 29,2001.

17. Lease Agreement, dated as of August 28, 2003, between Prologis and WOS for the property located at 880 North Hill Blvd, Suite 500, Reno, Nevada.

18. WOS plans to enter into a new lease with Boyle Group for property located at 1100 McArthur Rd., Unit 1176, Jeffersonville, Ohio in November 2003.

Dreamwell, Ltd. ("Dreamwell")

Nevada Subsidiaries:

1. Sublease & Administrative Services Agreement, dated as of December 6, 2001, by & between Dreamwell (as sublessee) & Entity Services Nevada, LLC (as sublessor).

2. Sublease & Administrative Services Agreement, dated as of December 6, 2001, by & between Simmons Capital Management, LLC (as sublessee) & Entity Services Nevada, LLC (as sublessor).

Subleases (as Sublessor):

1. Sublease, dated as of September 1, 2002, by and between Simmons Company (as sublessor) and Corporate Risk Solutions, Inc. (as sublessee), with respect to certain property located at One Concourse Parkway, Atlanta, Georgia.

2. Sublease Agreement by and between Simmons Company (as sublessor) and L&P Property Management Company (as sublessee), dated October 1997, assigned to TSMC on December 29, 2001, with respect to certain property located at 1700 Fairway Drive, San Leandro, California. The sublessee has notified TSMC that they will not extend this sublease past December 31, 2003.

                             Schedule 4.12 - Page 5

                                  SCHEDULE 6.1
                         CERTAIN EXISTING INDEBTEDNESS

Per Schedule 1.3(e) of  Stock Purchase Agreement:
---------------------------------------------------------------------------------------------------
City of Janesville, Wisconsin IRB $9.7M, 7%, 11/12/92; due 10/15/17                 $  9,700,000.00
---------------------------------------------------------------------------------------------------
Slumberland Note pay $500,000, 6%, 09/17/03; due 09/17/04                           $    500,000.00
---------------------------------------------------------------------------------------------------
SCUSA cap leases:                                                                   $    309,162.00
     CIT software equip
     Telephone system
     Office furniture
     Ford truck
     Cambridge software
---------------------------------------------------------------------------------------------------
Puerto Rico cap leases:                                                             $     44,762.39
     Small truck   $12,825.82
     Auto - Chrysler  $ 12,901.23
     Xerox copier $19,035.34
     Waycross, Georgia capital lease
---------------------------------------------------------------------------------------------------
City of Shawnee, Kansas IRB $5.0M, floating, 12/23/96; due 12/01/16                 $  4,000,000.00
---------------------------------------------------------------------------------------------------
Banco Santander Construction Loan $3.2M, floating, 12/12/97; due 12/01/12           $  2,115,587.89
---------------------------------------------------------------------------------------------------
Premium Financing @ 3.10% (AFCO and A1 Credit 03/04 Policy period)                  $  2,827,136.03
---------------------------------------------------------------------------------------------------
Undrawn Letters of Credit:                                                          $ 10,443,235.00
---------------------------------------------------------------------------------------------------
     Greenwich Insurance 96/97 Policy period                $   350,625.00
--------------------------------------------------------------------------
     National Union Fire Ins. 01/02 Policy period           $ 2,700,000.00
--------------------------------------------------------------------------
     National Union Fire Ins. 02/03 Policy period           $ 2,200,000.00
--------------------------------------------------------------------------
     National Union Fire Ins. 03/04 Policy period           $ 1,192,610.00
--------------------------------------------------------------------------
     KC IRB - Shawnee, KS plant                             $ 4,000,000.00
--------------------------------------------------------------------------
                Total                                       $10,443,235.00
--------------------------------------------------------------------------

                                  SCHEDULE 6.2
                             CERTAIN EXISTING LIENS

                     Secured Party/Amended or Jurisdiction-
       Debtor             Assigned Name       Filing Office Type of Filing File Number   File Date Collateral Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Caribbean    Leggett & Platt,         Puerto Rico   UCC-1           2002026239    4/10/02  Consigned inventory
Bedding, Inc.        Incorporated             -Secretary                                           located at Las Cuevas
Las Cuevas Ind.      No. 1 Leggett Road       of State                                             Ind. Center, Lot 6, Carr 8860,
Center, Lot          Carthage, MO 64836                                                            KM 1.1, Trujillo Alto, PR 00977
6, Carr 8860, KM 1.1
Trujillo Alto,
PR 00977
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      C. J. Hodder Lumber      California     UCC-1         199608960284   3/27/96  All cut to size box
1700 Fairway Drive   Company, Inc.            -Secretary                                           spring lumber delivered
San Leandro,         300 Weyman Plaza,        of State                                             to Simmons Company by
CA 94577             Ste. 240                               UCC-3          2000288C0037   10/03/00 C.J. Hodder Lumber
                     Pittsburgh, PA 15236-1520              Continuation                           Company, Inc. and not
                                                                                                   yet billed to Simmons
                                                                                                   Company (the consigned
                                                                                                   inventory).
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Crown Credit Company     California    UCC-1          199806360092   2/27/98  Crown Lift Truck, Deka
1700 Fairway Drive   40 S. Washington Street  -Secretary                                           Battery,
San Leandro, CA      New Bremen, OH 45869     of State                                             Hobart Charger.
94577

                                                            UCC-3          1998174C0224   6-19-98  Amend truck model,
                                                            Amendment                              battery and serial
                                                                                                   numbers.
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Crown Credit Company     California    UCC-1          199814060518  5/18/98   Crown Lift Truck, Deka
1700 Fairway Drive   40 S. Washington Street  -Secretary                                           Battery, Hobart
San Leandro, CA      New Bremen, OH 45869     of State                                             Charger.
94577
----------------------------------------------------------------------------------------------------------------------------------
Simmons Co.          Xerox Corp. 2200         California-   UCC-1          199818860147   7/03/98  One Xerox 5895 Copier.
20100 S. Alameda     2200 East McFadden       Secretary of
Street Compton.      Avenue Santa Ana,        State
CA 90221             CA 92705
----------------------------------------------------------------------------------------------------------------------------------

                     SECURED PARTY/AMENDED OR JURISDICTION-
       DEBTOR             ASSIGNED NAME       FILING OFFICE TYPE OF FILING FILE NUMBER   FILE DATE COLLATERAL DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Safeco Credit Co.        California    UCC-1          199900860867   1/04/99  One 1998 Gehl
280 Glenwood Drive   Inc. DBA SAFELINE        -Secretary                                           Skidsteer Loader,
Scotts Valley, CA    Leasing 10915            of State                                             Model SL563DXT.
95066-3247           Willows Road NE

Add'l Lessee:        Redmond, WA 98052
Gilbert Simmons
Same address
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Toyota Motor             California    UCC-1          199912360283   4/26/99  Certain Equipment.
20100 South          Credit Corp. P.O.        -Secretary
Alameda Compton,     Box 3457 Torrance,       of State
CA 90220             CA 90510
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Toyota Motor             California    UCC-1          199912360291   4/26/99  Certain Equipment.
20100 South          Credit Corp. P.O.        -Secretary
Alameda Compton,     Box 3457 Torrance,       of State
CA 90220             CA 90510
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Newcourt                 California    UCC-1          199917260148   6/16/99  Equipment located at
One Concourse        Communications           -Secretary                                           20100 South Alameda,
Parkway Atlanta,     Finance Corporation      of State                                             Compton, CA 90220.
GA 30328             2 Gatehall Drive
                     Parsippany, NJ 07054
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Toyota Motor             California    UCC-1          199917760523   6/21/99  One new Toyota Forklift
20100 South          Credit Corp. P.O.        -Secretary                                           Model 42-6FGCU25, 189"
Alameda Compton,     Box 3457 Torrance,       of State                                             Mast, 60" Forks,
CA 90220             CA 90510                                                                      Sideshifter.
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Bankvest Capital         California    UCC-1          199922560379   8/2/99   One Recond, Articulating
20100 South Alameda  Corp. 200                -Secretary                                           Boom Lift.
Street Compton, CA   Nickerson Road           of State
90220                Marlboro, MA 01752
----------------------------------------------------------------------------------------------------------------------------------

                     SECURED PARTY/AMENDED OR JURISDICTION-
    DEBTOR                ASSIGNED NAME       FILING OFFICE TYPE OF FILING FILE NUMBER   FILE DATE COLLATERAL DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      C. J. Hodder Lumber      California    UCC-1          200028460865   9/28/00  All cut to size box
20100 S. Alameda     Company, Inc. 300        -Secretary                                           spring lumber delivered
Compton, CA 90224    Weyman Plaza, Suite      of State                                             to Simmons Company by C.
                     240 Pittsburgh, PA                                    lapsed                  J. Hodder Lumber Company,
                     15236-1520                                            filing for              Inc., and not yet billed
                                                                           Finance St              to Simmons Company (the
                                                                           #9520960667             consigned inventory).
                                                                           originally
                                                                           filed
                                                                           7/26/95
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Fleet Capital            California    UCC-1          200101760514   1/16/01  Certain Equipment.
One Concourse        Corporation (for         -Secretary
Parkway, Suite 800   itself and/or as         of State
Atlanta, GA 30328    agent) 50 Kennedy
                     Plaza, 5th Floor
                     Providence, RI 02903

                     Assigned to:                           UCC-3          2001078C0585   3/16/01  Assigned to General
                     General Electric                       Assignment                             Electric Capital
                     Capital Corporation                                                           Corporation.
                     1301 Virginia Drive,
                     Suite 200 Fort
                     Washington, PA 19034
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Fleet Capital            California    UCC-1          200101760669   1/16/01  Certain Equipment.
One Concourse        Corporation (for         -Secretary
Parkway, Suite 800   itself and/or as         of State
Atlanta, GA 30328    agent) 50 Kennedy
                     Plaza, 5th Floor
                     Providence, RI 02903

                     Assigned to:                           UCC-3          2001078C0432   3/16/01  Assigned to General
                     General Electric Capital               Assignment                             Electric Capital
                     Corporation 1301                                                              Corporation.
                     Virginia Drive,
                     Suite 200 Fort
                     Washington, PA 19034
----------------------------------------------------------------------------------------------------------------------------------

                     SECURED PARTY/AMENDED OR JURISDICTION-
       DEBTOR             ASSIGNED NAME       FILING OFFICE TYPE OF FILING FILE NUMBER   FILE DATE COLLATERAL DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Tennant Financial        California    UCC-1          200107260348   3/12/01  One Tennant Model 8300-3072
20100 South Alameda  Services 4333            -Secretary                                           Sweeper/Scrubber.
Street Compton, CA   Edgewood Rd. N.E.        of State
90220                Cedar Rapids, IA 52411
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      CIT Communications       California    UCC-1          200110060558   4/05/01  Equipment located at
One Concourse        Finance Corporation      -Secretary                                           1700 Fairway Drive, San
Parkway Atlanta,     650 CIT Drive            of State                                             Leandro, CA 94577.
GA 30328             Livingston, NJ 07039

                     Assigned to:                           UCC-3          2001179C0704   6/27/01
                     General Electric                       Assignment
                     Capital Corporation
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Fleet Capital            California    UCC-1          200122060427   8/07/01  Equipment: quilting machines,
One Concourse        Corporation (for         -Secretary                                           border machines, pocket
Parkway, Suite 800   itself and/or as         of State                                             machines.
Atlanta, GA 30328    agent) One Financial
                     Plaza, 5th Floor
                     Providence, RI 02903

                     Assigned to:                           UCC-3          2001339C0381  12/04/01  Assignment.
                     Transamerica                           Assignment
                     Equipment Financial
                     Services Corporation
                     5080 Spectrum Drive,
                     Suite 1100W Addison,
                     TX 75001
----------------------------------------------------------------------------------------------------------------------------------

                     SECURED PARTY/AMENDED OR JURISDICTION-
       DEBTOR             ASSIGNED NAME       FILING OFFICE TYPE OF FILING FILE NUMBER   FILE DATE COLLATERAL DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Fleet Capital            California    UCC-1          200122260355   8/10/01  Equipment: quilting machines,
One Concourse        Corporation (for         -Secretary                                           border machines, pocket
Parkway, Suite 800   itself and/or as         of State                                             machines.
Atlanta, GA 30328    agent) One Financial
                     Plaza, 5th Floor
                     Providence, RI 02903

                     Assigned to:                                          2001339C0353  12/04/01
                     Transamerica
                     Equipment Financial
                     Services Corporation
                     5080 Spectrum Drive,
                     Suite 1100W Addison,
                     TX 75001
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company,     Safeco Credit Co.        Delaware      UCC-1            10655048     7/9/01   Equipment Leases - one
Inc. 1 Concourse     Inc. DBA SAFELINE        -Secretary                                           Yard Spotter
Parkway Suite 600    Leasing 10915            of State
Atlanta, GA 30328    Willows Road NE
                     Redmond, WA 98052
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Crown Credit             Delaware      UCC-1            10861414     8/3/01   Equipment - two Fork Lift
One Concourse        Company 44 S             -Secretary                                           Trucks
Parkway Atlanta,     Washington New           of State
GA 30329             Bremen, OH 45869
----------------------------------------------------------------------------------------------------------------------------------

                     SECURED PARTY/AMENDED OR JURISDICTION-
       DEBTOR             ASSIGNED NAME       FILING OFFICE TYPE OF FILING FILE NUMBER   FILE DATE COLLATERAL DESCRIPTION/COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company      Fleet Capital            Delaware      UCC-1            10869615      8/6/01  Equipment-- quilting machines,
One Concourse        Corporation (for         -Secretary                                           border machines,
Parkway, Ste 800     itself and/or as         of State                                             pocket machines
Atlanta, GA 30328    agent) One Financial
                     Plaza, 5th Floor
                     Providence, RI 02903

                     Assignor:                              UCC-3            11786974    12/27/01
                     Transamerica                           assignment
                     Equipment Financial
                     Services Corporation
                     5080 Spectrum Drive
                     Suite 1100W
                     Addison,TX 75001
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company       Fleet Capital          Delaware      UCC-1             10890207      8/8/01  Equipment - quilting machines,
One Concourse         Corporation (for       -Secretary                                            border machines, pocket
Parkway, Ste 800      itself and/or as       of State                                              machines
Atlanta, GA 30328     agent) One Financial
                      Plaza, 5th  Floor
                      Providence, RI 02903
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company       Crown Credit           Delaware      UCC-1             10896709      8/9/01  Equipment - one Crown Lift
One Concourse         Company 44 S           -Secretary                                            Truck
Parkway Atlanta,      Washington             of State
GA 30329              Street New
                      Bremen, OH 45869
----------------------------------------------------------------------------------------------------------------------------------

                          Secured Party/Amended or    Jurisdiction-                                              Collateral
      Debtor                  Assigned Name           Filling Office Type of Filing File Number File Date   Description/Comments
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           CIT Communications Finance  Delaware-        UCC-1        10916424              Master Equipment Lease for
One Concourse Parkway     Corporation                 Secretary of     In-Lieu                   8/27/01  Janesville,
Atlanta, GA 30328         650 CIT Drive               State                                               WI (in-lieu of
                          Livingston, NJ 07039                                                            continuation statement
                                                                                                          remaining effective with
                          Assignor:                                                                       Wisconsin SOS)
                          General Electric Capital                     UCC-3        10916465     8/27/01
                          Corporation                                  assignment
                          1301 Virginia Drive,
                          Ste 200
                          Ft. Washington, PA 19034
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,            Delaware -       UCC-1        11024939     9/17/01  Consigned inventory
4255 Patriot Drive,       Incorporated                Secretary of                                        located at 4255 Patriot
Ste 100                   No. 1 Leggett Road          State                                               Drive , Suite 100,
Grapevine, TX 76051       P.O. Box 757                                                                    Grapevine , TX 76051
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,            Delaware -       UCC-1        11024996     9/17/01  Consigned inventory
7131 Discovery Blvd       Incorporated                Secretary of                                        located at 7131 Discovery
Mableton, GA 30059        No. 1 Leggett Road          State                                               Blvd, Mableton, GA 30059
                          P.O. Box 757
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company 3960      Leggett & Platt,            Delaware -       UCC-1        11025076     9/17/01  Consigned inventory
3960 Brookham Drive       Incorporated                Secretary of                                        located at 3960 Brookham
Grove City, OH 43123      No. 1 Leggett Road          State                                               Drive, Grove City,
                          P.O. Box 757                                                                    OH 43123
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,            Delaware-        UCC-1        11076624     9/24/01  Consigned inventory
101 North 104th Avenue,   Incorporated                Secretary of                                        located at 101 North
Ste A                     No. 1 Leggett Road          State                                               104th Avenue, Ste A,
Tolleson, AZ 85353        P.O. Box 757                                                                    Tolleson, AZ 85353
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------

                          Secured Party/Amended or     Jurisdiction                                              Collateral
      Debtor                  Assigned Name            -Filing Office Type of Filing File Number File Date   Description/Comments
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,             Delaware -      UCC-1          11076681    9/24/01 Consigned inventory
365 S. Randolphville Rd.  Incorporated                 Secretary of                                       located at 365 S.
Piscataway, NJ 08854      No. 1 Leggett Road P.O. Box  State                                              Randolphville Rd.,
                          P.O. Box 757                                                                    Piscataway, NJ 08854
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           The CIT Group/Equipment      Delaware -      UCC-1          11106389    9/5/01  Equipment - 3 BT Prime Mo
320 Bowles Road           Financing, Inc.              Secretary of                                       PMX 2760, including
Agawam, MA 01001          P.O. Box 27248               State                                              leases, chattel paper,
                          Tempe, AZ 85285-7248                                                            documents, general
                                                                                                          intangibles, instruments,
                                                                                                          accounts, rental &
                                                                                                          contract rights now
                                                                                                          existing or hereafter
                                                                                                          arising with respect to
                                                                                                          the foregoing and all cash
                                                                                                          & non-cash proceeds
                                                                                                          thereof.
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Tennant Financial Services   Delaware -      UCC-1          11111736    9/6/01  Equipment - one Tennant
20100 South Alameda       10 Riverview Drive           Secretary of                                       Model 8300-3072
Street                    Danbury, CT 06810            State                                              Sweeper/Scrubber
Compton, CA 90220
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,             Delaware -      UCC-1          11194005   10/10/01 Consigned inventory
1809 Adel Street          Incorporated                 Secretary of                                       located at 1809 Adel
Janesville, WI 53546      No. 1 Leggett Road           State                                              Street Janesville,
                          P.O. Box 757                                                                    WI 53546
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------

                          Secured Party/Amended or     Jurisdiction                                              Collateral
      Debtor                  Assigned Name           Filing Office  Type of Filing File Number File Date   Description/Comments
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital Corporation    Delaware -       UCC-1         11219844   10/12/01 Textile equipment,
One Concourse Parkway,    One Financial Plaza, 5th     Secretary of                                       including proceeds in the
Ste 800                   Floor Providence, RI 02903   State                                              form of goods, accounts,
Atlanta, GA 30328                                                                                         chattel paper, documents,
                          Assignor:                                     UCC-3         11605554   12/04/01 instruments, general
                          Transamerica Equipment                        assignment                        intangibles, investment
                          Financial Services                                                              property, deposit
                          Corporation 5080 Spectrum                                                       accounts, letter of credit
                          Drive Suite 1100 Addison,TX                                                     rights and supporting
                          75001                                                                           obligations.
                                                                                                          Note: the assignment
                                                                                                          refers to financing no.
                                                                                                          11219844 but references an
                                                                                                          incorrect file date of
                                                                                                          10/19/01 for the original
                                                                                                          financing no.
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital Corporation    Delaware -       UCC-1          11219877  10/12/01 Textile equipment,
One Concourse Parkway,    One Financial Plaza, 5th     Secretary of                                       including proceeds in the
Ste 800                   Floor Providence, RI 02903   State                                              form of goods, accounts,
Atlanta, GA 30328                                                                                         chattel paper, documents,
                          Assignor:                                     UCC-3          11605570  12/04/01 instruments, general
                          Transamerica Equipment                        assignment                        intangibles, investment
                          Financial Services                                                              property, deposit
                          Corporation 5080 Spectrum                                                       accounts, letter of credit
                          Drive Suite 1100 Addison, TX                                                    rights and supporting
                          75001                                                                           obligations.
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,             Delaware--       UCC-1          11237093  10/16/01 Consigned inventory
425 C Street, N.W.        Incorporated                 Secretary of                                       located at 425 C Street,
Auburn, WA 98001          No. 1 Leggett Road P.O. Box  State                                              N.W., Auburn,
                          757 Carthage, MO 64836                                                          WA 98001-3908
------------------------------------------------------------------------------------------------------------------------------------

                          Secured Party/Amended or     Jurisdiction-                                             Collateral
      Debtor                  Assigned Name            Filling Office Type of Filing File Number File Date   Description/Comments
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Leggett & Platt,             Delaware -       UCC-1        11273106    10/19/01 Consigned inventory
320 Bowles Road           Incorporated                 Secretary of                                       located at 320
Agawam, MA 01001          No. 1 Leggett Road P.O.      State                                              Bowles Road, Agawam, MA
                          Box 757
                          Carthage, MO 64836
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Crown Credit Company         Delaware -       UCC-1        11308951     10/3/01 Equipment - 1 Crown Lift
One Concourse Parkway     44 S Washington New          Secretary of                                       Truck
Atlanta, GA 30329         Bremen, OH 45869             State
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           The CIT Group/Equipment      Delaware -       UCC-1        11395586    10/15/01 Equipment- 1 truck
320 Bowles Road           Financing, Inc. P.O. Box     Secretary of
Agawam, MA 01001          27248 Tempe, AZ 85285-       State
                          7248
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Crown Credit Company 44      Delaware -       UCC-1        11689269    11/13/01 Equipment - 3 Crown Lift
One Concourse Parkway     S Washington Street New      Secretary of                                       Trucks
Atlanta, GA 30329         Bremen, OH 45869             State
------------------------------------------------------------------------------------------------------------------------------------
Simmons Company Inc.      Safeco Credit Co. Inc.       Delaware -       UCC-1        11803951    11/26/01 Equipment - one Commando
1 Concourse Parkway       DBA SAFELINE Leasing         Secretary of                                       Yard Spotter
Suite 600 Atlanta, GA     10915 Willows Road NE        State
30328                     Redmond, WA 98052

------------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Crown Credit Company         Delaware -       UCC-1        20088926    12/05/01 Equipment - 2 Crown Lift
One Concourse Parkway     44 S Washington Street       Secretary of                                       Trucks
Atlanta, GA 30329         New Bremen, OH 45869         State
------------------------------------------------------------------------------------------------------------------------------------

                                 Secured Party/Amended or       Jurisdiction -
           Debtor                      Assigned Name            Filing Office      Type of Filing
-------------------------------------------------------------------------------------------------
Simmons Company                UMB Bank & Trust, n.a. f/k/a   Delaware -           UCC-1
One Concourse Parkway,         State Street Bank and Trust    Secretary of State   In-Lieu
Ste 600                        Company of Missouri, N.A.
Atlanta, GA 30328-5346         2 S. Broadway, Ste 435
                               St. Louis, MO 63102
-------------------------------------------------------------------------------------------------
Simmons Company                C.J. Hodder Lumber Co., Inc.   Delaware -           UCC-1
c/o Corporation Service Co.    300 Weyman Plaza, Ste 240      Secretary of State   Consignment
2711 Centerville Road          Pittsburgh, PA 15236-1520                           In-Lieu
Suite 400
Wilmington, DE 19808
                                                                                   UCC-3
                                                                                   amendment
-------------------------------------------------------------------------------------------------
Simmons Company                C.J. Hodder Lumber Co., Inc.   Delaware--           UCC-1
c/o Corporation Service Co.    300 Weyman Plaza, Ste 240      Secretary of State   Consignment
2711 Centerville Road          Pittsburgh, PA 15236-1520                           In-Lieu
Suite 400
Wilmington, DE 19808
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company           Delaware -           UCC-1
One Concourse Parkway          44 S Washington Street         Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company           Delaware -           UCC-1
One Concourse Parkway          44 S Washington Street         Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company           Delaware -           UCC-1
One Concourse Parkway          44 S Washington Street         Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------

           Debtor              File Number   File Date   Collateral Description/Comments
-------------------------------------------------------------------------------------------
Simmons Company                20207419      12/26/01    Equipment for Project Building
One Concourse Parkway,                                   from bond proceeds. In-lieu of
Ste 600                                                  continuation for Kansas SOS filing
Atlanta, GA 30328-5346
-------------------------------------------------------------------------------------------
Simmons Company                20281034      1/7/02      All cut to size Box Spring /lumber
c/o Corporation Service Co.                              deliver to Simmons Company by C.J.
2711 Centerville Road                                    Hodder Lumber Company, Inc. and
Suite 400                                                not yet billed to Simmons Company.
Wilmington, DE 19808
                               21135338      4/17/02     Amendment corrected "in lieu of"
                                                         filing.
-------------------------------------------------------------------------------------------
Simmons Company                20281315      1/7/02      All cut to size Box Spring /lumber
c/o Corporation Service Co.                              deliver to Simmons Company by C.J.
2711 Centerville Road                                    Hodder Lumber Company, Inc. and
Suite 400                                                not yet billed to Simmons Company
Wilmington, DE 19808
-------------------------------------------------------------------------------------------
Simmons Company                20493977      1/31/02     Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
-------------------------------------------------------------------------------------------
Simmons Company                20559587      2/8/02      Equipment - 3 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
-------------------------------------------------------------------------------------------
Simmons Company                20981971      3/27/02     Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
-------------------------------------------------------------------------------------------

                        Secured Party/Amended or      Jurisdiction-
           Debtor            Assigned Name            Filing Office     Type of Filing
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta GA 30329        New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         CIT Communications Finance  Delaware -               UCC-1
One Concourse Parkway   Corporation                 Secretary of State
Atlanta, GA 30328       1 CIT Drive
                        Livingston, NJ 07039
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware--               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------
Simmons Company         Crown Credit Company        Delaware -               UCC-1
One Concourse Parkway   44 S Washington Street      Secretary of State
Atlanta, GA 30329       New Bremen, OH 45869
--------------------------------------------------------------------------------------

           Debtor       File Number  File Date   Collateral Description/Comments
--------------------------------------------------------------------------------
Simmons Company          21293202     5/2/02     Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta GA 30329
--------------------------------------------------------------------------------
Simmons Company          21391782     5/13/02    Equipment Lease
One Concourse Parkway
Atlanta, GA 30328
--------------------------------------------------------------------------------
Simmons Company          21744139     6/18/02    Equipment - 5 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          21933021     7/12/02    Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          21976335     7/23/02    Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          22051674     8/7/02     Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          22161226     8/21/02    Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          22161234     8/21/02    Equipment - 2 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------
Simmons Company          22163206     8/21/02    Equipment - 2 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
--------------------------------------------------------------------------------

                                 Secured Party/Amended or       Jurisdiction -
          Debtor                      Assigned Name              Filing Office     Type of Filing
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company 44 S      Delaware -               UCC-1
One Concourse Parkway          Washington Street              Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company 44 S      Delaware -               UCC-1
One Concourse Parkway          Washington Street              Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------
Simmons Company                Crown Credit Company 44 S      Delaware -               UCC-1
One Concourse Parkway          Washington Street              Secretary of State
Atlanta, GA 30329              New Bremen, OH 45869
-------------------------------------------------------------------------------------------------
Simmons Company                CIT Communications Finance     Delaware -               UCC-1
One Concourse Parkway          Corporation                    Secretary of State
Atlanta, GA 30328              1 CIT Drive
                               Livingston, NJ 07039
-------------------------------------------------------------------------------------------------
Simmons Company                CIT Communications Finance     Delaware -               UCC-1
One Concourse Parkway          Corporation                    Secretary of State
Atlanta, GA 30328              1 CIT Drive
                               Livingston, NJ 07039
-------------------------------------------------------------------------------------------------

          Debtor               File Number   File Date   Collateral Description/Comments
----------------------------------------------------------------------------------------
Simmons Company                 22281842      9/5/02     Equipment - 2 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
----------------------------------------------------------------------------------------
Simmons Company                 22467995      9/25/02    Equipment - 3 Crown Lift Trucks
One Concourse Parkway
Atlanta, GA 30329
----------------------------------------------------------------------------------------
Simmons Company                 22471468      9/25/02    Equipment - 1 Crown Lift Truck
One Concourse Parkway
Atlanta, GA 30329
----------------------------------------------------------------------------------------
Simmons Company                 23102716      12/12/02   Equipment Lease
One Concourse Parkway
Atlanta, GA 30328
----------------------------------------------------------------------------------------
Simmons Company                 23103078      12/12/02   Equipment Lease
One Concourse Parkway
Atlanta, GA 30328
----------------------------------------------------------------------------------------

                    Secured Party/Amended  Jurisdiction-
      Debtor        or Assigned Name       Filing Office  Type of Filing   File Number   File Date  Collateral Description/Comments
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             30322035      1/22/03   Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                                computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive
                    Suite 960
                    Tampa, FL 33607

                    Assignor:                             UCC-3             32156423      8/4/03
                    Pullman Bank and Trust                assignment
                    Company
                    3930 Edison Lakes Parkway
                    Suite 310
                    Mishawaka, IN 46545
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GE Capital             Delaware-      UCC-1             30333453      1/28/03   Equipment - 3 Copier
320 Bowles Road     P.O. Box 740434        Secretary                                                Systems
Springfield,        Atlanta, GA 30374      of State
MA 01101
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             30470602      2/13/03   Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                                computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive Suite
                    960 Tampa, FL 33607
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             30470800      2/13/03   Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                                computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive Suite
                    960 Tampa, FL 33607
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     Crown Credit Company   Delaware-      UCC-1             30682289      2/27/03   Equipment - 1 Crown Lift
One Concourse       44 S Washington Street Secretary                                                Truck
Parkway Atlanta,    New Bremen, OH 45869   of State
GA 30329

----------------------------------------------------------------------------------------------------------------------------------

                    Secured Party/Amended  Jurisdiction-
    Debtor          or Assigned Name       Filing Office  Type of Filing   File Number   File Date  Collateral Description/Comments
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             30724784      3/7/03    Master Equipment Lease
One Concourse       Services Corporation   Secretary                                                -computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive
                    Suite 960
                    Tampa, FL 33607
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             31125965      4/21/03   Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                                computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive
                    Suite 960
                    Tampa, FL 33607
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     Crown Credit           Delaware-      UCC-1             31380065      6/2/03    Equipment - 1 Crown Lift
One Concourse       Company 44 S           Secretary                                                Truck
Parkway Atlanta,    Washington Street      of State
GA 30329            New Bremen, OH 45869
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     Crown Credit           Delaware-      UCC-1             31380164      6/2/03    Equipment - 4 Crown Lift
One Concourse       Company 44 S           Secretary                                                Trucks
Parkway Atlanta,    Washington Street      of State
GA 30329            New Bremen, OH 45869
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             31424210      6/5/03    Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                                computer equipment
Parkway,Ste 600     2502 North Rocky       of State
Atlanta, GA 30328   Point Drive
                    Suite 960
                    Tampa, FL 33607
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     General Electric       Delaware-      UCC-1              31495038     5/12/03   Various Trailers and
One Concourse       Capital Corporation    Secretary                                                equipment
Parkway, Ste 600    4 North Park Drive,    of State
Atlanta, GA 30328   Ste 500
                    Hunt Valley, MD 21030
-----------------------------------------------------------------------------------------------------------------------------------

                    Secured Party/Amended  Jurisdiction-
    Debtor          or Assigned Name       Filing Office  Type of Filing   File Number   File Date  Collateral Description/Comments
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     Crown Credit Company   Delaware-      UCC-1             31533598      6/17/03   Equipment - 2 Crown Lift Trucks
1 Concourse Parkway 44 S Washington Street Secretary
Atlanta, GA 30329   New Bremen, OH 45869   of State


-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     CIT Communications     Delaware-      UCC-1             31596496      6/24/03   Equipment Lease
1 Concourse Parkway Finance Corporation    Secretary
NE Atlanta,         1 CIT Drive            of State
GA 30328            Livingston, NJ 07039
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     GATX Technology        Delaware-      UCC-1             31629677      5/27/03   Master Equipment Lease -
One Concourse       Services Corporation   Secretary                                               computer equipment
Parkway, Ste 600    2502 North Rocky       of State
Atlanta, GA 30328   Point Drive Suite
                    960 Tampa, FL 33607
-----------------------------------------------------------------------------------------------------------------------------------
Simmons Company     Safeco Credit Co. Inc. Delaware-      UCC-1             31829822      7/17/03   Equipment Lease
5100-R West WT      10915 Willows Road NE  Secretary
Harris Blvd         Redmond, WA 98052      of State
Charlotte,
NC 28269

                    Additional secured
                    party:
                    ---------------------
                    Safeline Leasing
                    10915 Willows Road NE
                    Redmond, WA 98052
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                            Secured           Jurisdiction-
                        Party/Amended or         Filing      Type of                                 Collateral
       Debtor             Assigned Name          Office      Filing    File Number   File Date   Description/Comments
---------------------------------------------------------------------------------------------------------------------
Simmons Company       Safeco Credit Co. Inc.  Delaware--      UCC-1     31854184      7/21/03    Equipment Lease
1 Concourse Parkway,  10915 Willows Road NE   Secretary
Ste 600               Redmond, WA 98052       of State
Atlanta, GA 30328

                      Additional secured
                      Party:
                      Safeline Leasing
                      10915 Willows
                      Road NE Redmond,
                      WA 98052

---------------------------------------------------------------------------------------------------------------------
Simmons Company       Safeco Credit Co. Inc.  Delaware--      UCC-1     31854192      7/21/03    Equipment Lease
5100 R West WT Harris 10915 Willows Road      NEtary
Blvd                  Redmond, WA 98052       of State
Charlotte, NC 28269

                      Additional secured
                      party:
                      Safeline Leasing
                      10915 Willows
                      Road NE Redmond,
                      WA 98052

---------------------------------------------------------------------------------------------------------------------
Simmons Company       OCE-USA, Inc.           Delaware--      UCC-1     32080318      8/11/03    Equipment Lease
3960 Brookham Dr      5450 North              Secretary
Grove City, OH        Cumberland              of State
43123                 Chicago, IL 60656-149

---------------------------------------------------------------------------------------------------------------------
Simmons Company       GATX Technology         Delaware--      UCC-1     32442500      9/22/03    Master Equipment
One Concourse         Services Corporation    Secretary                                          Lease - computer
Parkway, Ste 600      2502 North Rocky        of State                                            equipment
Atlanta, GA 30328     Point Drive Suite 960
                      Tampa, FL 33607

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                            Secured          Jurisdiction -
                        Party/Amended or        Filing          Type of                                   Collateral
       Debtor             Assigned Name         Office          Filing      File Number   File Date   Description/Comments
--------------------------------------------------------------------------------------------------------------------------
Simmons Company       GATX Technology        Delaware-       UCC-1             32445875    9/22/03    Master Equipment
One Concourse         Services               Secretary                                                Lease - computer
Parkway,              Corporation            of State                                                 equipment
Ste 600               2502 North Rocky
Atlanta, GA 30328     Point Drive
                      Suite 960
                      Tampa, FL 33607
--------------------------------------------------------------------------------------------------------------------------
Simmons U.S.A.        C. J. Hodder Lumber    North           UCC-1              1248415    7/27/95    All cut to size box
5100-R West           Company, Inc.          Carolina -                                               spring lumber
W.T.Harris            300 Weyman Plaza,      Secretary                                                delivered to Simmons
Bvd.                  Suite 240              of State                                                 Company by
Charlotte,            Pittsburgh,                                                                     C.J. Hodder Lumber
NC 28269-1898         PA 15236-1520                                                                   Company Inc.
                                                                                                      and not yet billed to
                                                                                                      Simmons Company (the
                                                                                                      consigned
                                                                                                      inventory).

Simmons Company                                              UCC-3              1315098     3/4/06    Simmons U.S.A. name
Same address                                                 Amendment                                change to
                                                                                                      Simmons Company.
                                                             UCC-3          20000071567    7/17/00
                                                             Continuation
--------------------------------------------------------------------------------------------------------------------------
Simmons Company       AT&T Credit            North           UCC-1            001530255    1/12/98    Equipment located at
One Concourse Pkwy    Corporation            Carolina -                                               5100-R West W
Atlanta, GA 30328     2 Gatehall Drive       Secretary                                                T Harris Blvd,
                      Parsigpany, NJ 07054   of State                                                 Charlotte, NC 28269

--------------------------------------------------------------------------------------------------------------------------
Simmons Company       Safeco Credit Co.      North           UCC-1          19980095182    12/14/98   One 1998 Yale
5100-R West WT        Inc.                   Carolina -                                     expires   forklift model
Harris Blvd.          DBA SAFELINE Leasing   Secretary                                     12/14/03   ERC050RFN36SE082
Charlotte, NC 28269   10915 Willows Road     of State                                                 Electric Sit down
                      NE                                                                              lift truck with
                      Redmond, WA 98052                                                               battery & charger;
                                                                                                      Lease No./Application
                                                                                                      001-40807.
--------------------------------------------------------------------------------------------------------------------------
Simmons Company,      Safeco Credit Co.      North           UCC-1          19980099943   12/29/98    Two Yale
Inc.                  Inc.                   Carolina -                                               ESC040ZAN36T,
5100 R West WT        DBA SAFELINE Leasing   Secretary                                                electric sit down
Harris Blvd.          10915 Willows Road     of State                                                 cushion tire lift
Charlotte, NC 28269   Redmond, WA 98052                                                               trusk w/side shift;
                                                                                                      Lease
                                                                                                      No./Application
                                                                                                      001-16807.
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured              Jurisdiction -
                            Party/Amended or             Filing          Type of                                  Collateral
       Debtor                 Assigned Name              Office          Filing   File Number  File Date    Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company, Inc.     Safeco Credit Co. Inc.     North Carolina -  UCC-1      20000062411    6/20/00  One 2000 Yale
5100R West WT Harris      DBA SAFELINE Leasing       Secretary of                                         Forklift, Model
Blvd.                     10915 Willows Road NE      State                                                ERP040TGN with battery
Charlotte, NC 28269       Redmond, WA 98052                                                               and charger and
                                                                                                          additional battery;
                                                                                                          Lease No./Application
                                                                                                          001-46807.
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Safeco Credit Co. Inc.     North Carolina -  UCC-1      20000066934    7/3/00   One 2000 Stratolift
5100 R West WT Harris     DBA SAFELINE Leasing       Secretary of                                         Scissorlift, Model
Blvd.                     10915 Willows Road NE      State                                                MRX-25N; Lease
Charlotte, NC 28269       Redmond, WA 98052                                                               No./Application
                                                                                                          001-46807.
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital Corporation  North Caroline -  UCC-1      20010507722C   8/2/01   Equipment: quilting
One Concourse Parkway,    (for itself and/or as      Secretary of                                         machines, border
Suite 800                 agent) One Financial       State                                                machines and pocket
Atlanta, GA 30328         Plaza, 5th Floor                                                                machines.
                          Providence, RI 02903

                          Assigned to:                                 UCC-3      20020003269L   1/7/02   Assignment from Fleet
                          Transamerica Equipment                       Assignment                         Capital Corporation to
                          Financial Services                                                              Transamerica Equipment
                          Corporation                                                                     Financial Services
                          5080 Spectrum                                                                   Corporation.
                          Drive, Suite 1100W
                          Addison, TX 75001
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction -
                            Party/Amended or          Filing          Type of                                 Collateral
       Debtor                 Assigned Name           Office          Filing   File Number    File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           North Carolina -  UCC-1      20010507405G   8/02/01   Equipment: quilting
One Concourse Parkway,    Corporation (for        Secretary of                                          machines, border
Suite 800                 itself and/or as        State                                                 machines and pocket
Atlanta, GA 30328         agent) One Financial                                                          machines.
                          Plaza, 5th Floor
                          Providence, RI 02903

                          Assigned to:                              UCC-3      20010553010A   12//04/01 Assignment from Fleet
                          Transamerica Equipment                    Assignment                          Capital Corporation to
                          Financial Services                                                            Transamerica Equipment
                          Corporation                                                                   Financial Services
                          5080 Spectrum Drive,                                                          Corporation.
                          Suite 1100W
                          Addison, TX 75001
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Crown Credit Company    Utah - Secretary  UCC-1      130084200121   10/22/98  Crown Lift Truck, Deka
1130 South 3800 West      40 S. Washington        of State                                    expires   Battery, Hobart Charger
Salt Lake City,           Street New Bremen,                                   Old File No.   10/22/03
Utah 84104                OH 45869                                             98-622207
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company 1130      Crown Credit Company    Utah-Secretary    UCC-1      130383200123   10/26/98  Crown Lift Truck, Deka
South 3800 West           40 S. Washington        of State                                    expires   Battery, Hobart Charger
Salt Lake City,           Street                                               Old File No.   10/26/03
Utah 84104                New Bremen, OH 45869                                 98-622583
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Crown Credit Company    Utah-Secretary    UCC-1      134198200136   12/14/98  Crown Lift Truck, Deka
1130 South 3800 West      40 S. Washington        of State                                    expires   Battery, Hobart Charger
Salt Lake City,           Street New Bremen,                                   Old File No.   12/14/03
Utah 84104                OH 45869                                             98-627672
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction -
                            Party/Amended or          Filing         Type of                                 Collateral
       Debtor                 Assigned Name           Office         Filing   File Number     File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company As        Newcourt Communications Utah-Secretary   UCC-1      134810200128    12/22/98   Equipment located at
Lessee                    Finance Corporation As  of State                                    expires    1130 S. 3800 W, Salt
One Concourse Parkway     Lessor                                              Old File No.    12/22/03   Lake City, UT 84104
Atlanta, GA               2 Gatehall Drive                                    98-628450
30328                     Parsippany, NJ 07054
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           C. J. Hodder Lumber     Utah-Secretary   UCC-1      140911200123    3/15/99   All cut to size box
1130 South 3800 West      Company, Inc.           of State                                              spring lumber delivered
Salt Lake City, Utah      300 Weyman Plaza,                                   Old File No.              to Simmons Company by
84104                     Suite 240 Pittsburgh,                               99-636381                 C. J. Hodder Lumber
                          PA 15236-1520                                                                 Company, Inc., and not
                                                                                                        yet billed to Simmons
                                                                                                        Company (the consigned
                                                                                                        inventory).
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           Utah-Secretary   UCC-1      205206200219    12/13/02  Certain equipment.
                          Corporation One         of State
                          Financial Plaza,
                          5th Floor Providence,
                          RI 02903
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           Utah-Secretary   UCC-1      205208200221    12/13/02  Certain equipment.
                          Corporation One         of State
                          Financial Plaza,
                          5th Floor Providence,
                          RI 02903
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           Wisconsin        UCC-1      010001902719    8/06/01   Equipment: quilting
One Concourse Parkway,    Corporation (for        -Dept. of                                             machines, border machines,
Suite 800                 itself and/or as        Financial                                             and pocket machines.
Atlanta, GA 30328         agent) One Financial    Institutions
                          Plaza, 5th Floor                         UCC-3      020000474318    1/02/02   Assignment from
                          Providence, RI 02903                     Assignment                           Fleet Capital Corporation
                                                                                                        to Transamerica
                          Assigned to:                                                                  Equipment Financial
                          Transamerica Equipment                                                        Services Corporation.
                          Financial Services
                          Corporation 5080
                          Spectrum Drive,
                          Suite 1100W
                          Addison, TX 75001
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction -
                            Party/Amended or          Filing         Type of                                 Collateral
       Debtor                 Assigned Name           Office         Filing   File Number     File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           CIT Communications      Wisconsin -       UCC-1      07502059534    5/01/01   Equipment located at
One Concourse Parkway     Finance Corporation     Dept. of                                              1809 Adel Street,
Atlanta, GA 30328         650 CIT Drive           Financial                                             Janesville, WI 53546.
                          Livingston, NJ 07039    Institutions
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Safeco Credit Co. Inc.  Wisconsin -       UCC-1      07502047542    3/26/01   One Ottawa Commando
1809 AdelSt.              DBA SAFELINE Leasing    Dept. of                                              Truck, Model #C-30;
Jamesville, WI 53545      10915 Willows Road NE   Financial                                             Lease No./ Application
                          Redmond, WA 98052       Institutions                                          001-46807.
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           Wisconsin -       UCC-1      07502026643    1/16/01   Equipment: 17 Precision
One Concourse Parkway,    Corporation (for        Dept. of                                              pocket machines.
Suite 800                 itself and/or as        Financial
Atlanta, GA 30328         agent) 50 Kennedy       Institutions
                          Plaza, 5th Floor
                          Providence, RI 02903

                          Assigned to:                              UCC-3      07502044753    3/16/01   Assignment from Fleet
                          General Electric                          Assignment                          Capital Corporation to
                          Capital Corporation                                                           General Electric Capital
                          1301 Virginia Drive,                                                          Corporation.
                          Suite 200 Fort
                          Washington, PA 19034
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Fleet Capital           Wisconsin -       UCC-1      07502026645    1/16/01   Equipment: 6 Reliance
One Concourse Parkway,    Corporation (for        Dept. of                                              and 5 Paragon quitters.
Suite 800                 itself and/or as        Financial
Atlanta, GA 30328         agent) 50 Kennedy       Institutions
                          Plaza, 5th Floor
                          Providence, RI 02903

                          Assigned to:                              UCC-3      07502044754    3/16/01   Assignment from Fleet
                          General Electric                          Assignment                          Capital Corporation to
                          Capital Corporation                                                           General Electric Capital
                          1301 Virginia Drive,                                                          Corporation.
                          Suite 200 Fort
                          Washington, PA 19034
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction -
                            Party/Amended or          Filing         Type of                                 Collateral
       Debtor                 Assigned Name           Office         Filing   File Number     File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Material Handling       Wisconsin -       UCC-1      07502008749    11/13/00  Certain equipment.
1809 Adel Street          Services, Inc.          Dept. of
Janesville, WI 53545      315 E. Fullerton        Financial
                          Avenue                  Institutions
                          Carol Stream, IL 60188

                          Assignee:
                          Old Second National
                          Bank
                          37 S. River Street
                          Aurora, IL 60506-4172
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Material Handling       Wisconsin -       UCC-1      07501992502    9/18/00   Certain equipment.
1809 Adel Street          Services, Inc.          Dept. of
Janesville, WI 53545      315 E. Fullerton Avenue Financial
                          Carol Stream, IL 60188  Institutions

                          Assignee:
                          Old Second National
                          Bank
                          37 S. River Street
                          Aurora, IL 60506-4172
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Material Handling       Wisconsin -       UCC-1      07501984771    8/21/00   Certain equipment.
1809 Adel Street          Services, Inc.          Dept. of
Janesville, WI 53545      315 E. Fullerton Avenue Financial
                          Carol Stream, IL 60188  Institutions
----------------------------------------------------------------------------------------------------------------------------------
Simmons Company           Advance Acceptance      Wisconsin -       UCC-1      07501941060    3/30/00   Certain equipment.
1809 Adel Street          Corporation             Dept. of
Janesville, WI 53545      13755 First Avenue      Financial
                          North Plymouth, MN      Institutions
                          55441
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction-
                            Party/Amended or          Filing         Type of                                 Collateral
       Debtor                 Assigned Name           Office         Filing   File Number     File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
Simmons                   The Peltz Group,Inc.    Wisconsin -       UCC-1      07501891168    10/19/99  Certain equipment.
613 E. Beacon             P.O. Box 17999          Dept. of
New London, WI 54961      4600 N. PL Washington   Financial
                          Rd. Institutions
                          Milwaukee,
                          WI 53217-0999
----------------------------------------------------------------------------------------------------------------------------------
The Simmons               General Electric        Delaware -        UCC-1      22410656       9/19/02   Certain equipment.
Manufacturing, Co., LLC   Capital Corporation     Secretary of
One Concourse Parkway,    4 North Park Drive,     State
Ste 800                   Suite 500 Hunt
Atlanta, GA 30328         Valley, MD 21030

----------------------------------------------------------------------------------------------------------------------------------
The Simmons               General Electric        Delaware -        UCC-1      22967580       1         Certain equipment.
Manufacturing Co., LLC    Capital Corporation     Secretary of                               1/13/02
One Concourse Parkway     4 North Park Drive,     State
Atlanta, GA               Suite 500 Hunt
30328                     Valley, MD 21030

                          Additional secured
                          party:
                          The CIT
                          Group/Equipment
                          Financing, Inc.
                          1540 West
                          Fountainhead
                          Parkway Tempe, AZ
                          85282
----------------------------------------------------------------------------------------------------------------------------------
The Simmons               Emigrant Business       Delaware -        UCC-1      30114937       1/14/03   Equipment Lease,
Manufacturing Co.,        Credit Corporation      Secretary of                                          including proceeds in
LLC One Concourse         101 State Executive                                                           the form of goods,
Parkway Atlanta, GA       Blvd. Elmsford, NY                                                            accounts, chattel
30328                     10523                                                                         paper, documents,
                                                                                                        instruments, general
                                                                                                        intangibles, investment
                                                                                                        property, deposit
                                                                                                        accounts, letter of
                                                                                                        credit rights and
                                                                                                        supporting obligations.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Secured           Jurisdiction -
                            Party/Amended or          Filing         Type of                                 Collateral
       Debtor                 Assigned Name           Office         Filing   File Number     File Date   Description/Comments
----------------------------------------------------------------------------------------------------------------------------------
The Simmons               Fleet Capital           Delaware -        UCC-1      32465493       9/4/03    Equipment Lease,
Manufacturing Co., LLC    Corporation One         Secretary of                                          including proceeds in
One Concourse Parkway     Financial Plaza, 5th    State                                                 the form of goods,
Atlanta, GA 30328         FL. Providence, RI                                                            accounts, chattel paper,
                          02903                                                                         documents, instruments,
                                                                                                        general intangibles,
                                                                                                        investment property,
                                                                                                        deposit accounts, letter
                                                                                                        of credit rights and
                                                                                                        supporting obligations.
----------------------------------------------------------------------------------------------------------------------------------
The Simmons               Fleet Capital           Delaware -        UCC-1      32535204       9/16/03   Equipment Lease,
Manufacturing Co., LLC    Corporation One         Secretary of                                          including proceeds in
One Concourse Parkway     Financial Plaza, 5th    State                                                 the form of goods,
Atlanta, GA 30328         FL. Providence, RI                                                            accounts, chattel paper,
                          02903                                                                         documents, instruments,
                                                                                                        general intangibles,
                                                                                                        investment property,
                                                                                                        deposit accounts, letter
                                                                                                        of credit rights and
                                                                                                        supporting obligations.
----------------------------------------------------------------------------------------------------------------------------------
The Simmons               Fleet Capital           Delaware -        UCC-I      32729435       10/8/03   Equipment Lease,
Manufacturing Co., LLC    Corporation One         Secretary of                                          including proceeds in
One Concourse Parkway     Financial Plaza,        State                                                 the form of goods,
Atlanta, GA 30328         5th FL. Providence,                                                           accounts, chattel
                          RI 02903                                                                      paper, documents,
                                                                                                        instruments, general
                                                                                                        intangibles, investment
                                                                                                        property, deposit
                                                                                                        accounts, letter of
                                                                                                        credit rights and
                                                                                                        supporting obligations.
----------------------------------------------------------------------------------------------------------------------------------

Mortgage filings pertaining to the mortgages executed in connection with that certain Credit and Guaranty Agreement, dated as of October 29, 1998 (as amended, supplemented or otherwise modified to the date hereto), by and among Simmons Company, Simmons Holdings, Inc., the subsidiary guarantors party thereto, Goldman Sachs Credit Partners L.P., as joint lead arranger and syndication agent, the financial institutions from time to time parties thereto (the "Lenders"), Warburg Dillon Read LLC, as joint lead arranger, and UBS A.G., Stamford Branch, as administrative agent for the Lenders (which such Indebtedness has been repaid and discharged). Such filings shall be terminated as soon as practicable following the Closing Date.

         1.       Charlotte Plant
                  5100 West W.T. Harris Blvd.
                  Charlotte, NC 28269

         2.       Honolulu Plant
                  91-489 Komohana Street
                  Kapolei, HI 96707-1715

         3.       San Leandro Plant
                  1700 Fairway Drive
                  San Leandro, CA 94577

         4.       Salt Lake City, Utah
                  Crossroads Corporate Center #1
                  1130 South 3800 West
                  Salt Lake City, UT 84104

                                  SCHEDULE 6.3
                              EXISTING INVESTMENTS

Investments described on Schedule 4.1.

Other existing investments:

             Allmerica Financial Corporation        3,854 shares
             Federal Department stores              2,421 shares

Existing 12.50% interest in corporate jet pursuant to agreement with NetJet Sales, Inc.

                                                                  EXHIBIT A-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 FUNDING NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY ("HOLDINGS"), SIMMONS COMPANY (as successor to THL Bedding Company) ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         Pursuant to Section 2.2 of the Credit Agreement, Company desires that Lenders make the following Loans to Company in accordance with the applicable terms and conditions of the Credit Agreement on [MM/DD/YY] (the "CREDIT EXTENSION DATE"):

         1.       Revolving Loans

                  [ ]      Base Rate Loans:                          $[__,__,__]

                  [ ]      Eurodollar Rate Loans, with an Initial
                           Interest Period of______ Month(s):
                                                                     $[__,__,__]

         2.       Swing Line Loans:                                  $[__,__,__]

         Company hereby certifies that:

                  (i) after making the Loans requested on the Credit Extension Date, the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments then in effect;

                  (ii) as of the Credit Extension Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Extension Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date; and

                  (iii) as of the Credit Extension Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

                                  EXHIBIT A-1-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

Date: [MM/DD/YY]                                                 SIMMONS COMPANY

                                                      By:_______________________
                                                      Name:_____________________
                                                      Title:____________________

                                 EXHIBIT A-1-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT A-2 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                         CONVERSION/CONTINUATION NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY ("HOLDINGS"), SIMMONS COMPANY (as successor to THL Bedding Company) ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         Pursuant to Section 2.8 of the Credit Agreement, Company desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [MM/DD/YY]:

         1. TRANCHE B TERM LOANS:

                  $[__,__,__]       Eurodollar Rate Loans to be continued with
                                    Interest Period of _____ month(s)

                  $[__,__,__]       Base Rate Loans to be converted to
                                    Eurodollar Rate Loans with Interest Period of ______ month(s)

                  $[__,__,__]       Eurodollar Rate Loans to be converted to
                                    Base Rate Loans

         2. REVOLVING LOANS:

                  $[__,__,__]       Eurodollar Rate Loans to be continued with
                                    Interest Period of _____ month(s)

                  $[__,__,__]       Base Rate Loans to be converted to
                                    Eurodollar Rate Loans with Interest Period of ______ month(s)

                  $[__,__,__]       Eurodollar Rate Loans to be converted to
                                    Base Rate Loans

         Company hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: [MM/DD/YY]                                                 SIMMONS COMPANY

                                  EXHIBIT A-2-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                      By:_______________________
                                                      Name:_____________________
                                                      Title:____________________

                                  EXHIBIT A-2-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT A-3 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 ISSUANCE NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY ("HOLDINGS"), SIMMONS COMPANY (as successor to THL Bedding Company) ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         Pursuant to Section 2.3 of the Credit Agreement, Company desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [MM/DD/YY] (the "CREDIT EXTENSION DATE") in an aggregate face amount of $[__,__,___].

         Attached hereto for each such Letter of Credit are the following:

                           (a)      the stated amount of such Letter of Credit;

                           (b)      the name and address of the beneficiary;

                           (c)      the expiration date; and

                           (d) either (i) the verbatim text of such proposed Letter of Credit, or (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Bank to make payment under such Letter of Credit.

         Company hereby certifies that:

                  (i) after issuing such Letter of Credit requested on the Credit Extension Date, the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments then in effect;

                  (ii) after issuing such Letter of Credit requested on the Credit Extension Date, the Letter of Credit Usage shall not exceed the Letter of Credit Sublimit then in effect;

                  (iii) as of the Credit Extension Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Extension Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date; and

                  (iv) as of such Credit Extension Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default.

                                  EXHIBIT A-3-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

Date: [MM/DD/YY]                                 SIMMONS COMPANY

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                 EXHIBIT A-3-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT B-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                            TRANCHE B TERM LOAN NOTE

$[___,___,___]
DECEMBER 19, 2003

                                                              New York, New York

         FOR VALUE RECEIVED, SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("Company"), promises to pay [NAME OF LENDER] ("Payee") or its registered assigns the principal amount of [DOLLARS] ($[__,__,__]) in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY ("HOLDINGS"), COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         Company shall make scheduled principal payments on this Note as set forth in Section 2.11 of the Credit Agreement.

         This Note is one of the "Tranche B Term Loan Notes" representing a portion of the Tranche B Term Loans in the aggregate principal amount of $405,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Tranche B Term Loan evidenced hereby was made and is to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and Company (to the extent required) and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

                                  EXHIBIT B-1-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and the right to plead any statute of limitations as a defense to any demand hereunder, in each case to the full extent permitted by law.

            [The remainder of this page is intentionally left blank.]

                                  EXHIBIT B-1-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                 SIMMONS COMPANY

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                  EXHIBIT B-1-3

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT B-2 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                               NEW TERM LOAN NOTE

$[1][__,__,__]
[2][MM/DD/YY]

                                                              New York, New York

         FOR VALUE RECEIVED, SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("Company"), promises to pay [NAME OF LENDER] ("Payee") or its registered assigns the principal amount of [1][DOLLARS] ($[1][__,__,__]) in the installments referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY ("HOLDINGS"), COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         Company shall make principal payments on this Note as set forth in
Section 2.11 of the Credit Agreement and in the applicable Joinder Agreement.

         This Note is one of the "New Term Loan Notes" representing a portion of a Series of New Term Loans in the aggregate principal amount of $[__,__,__] and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the applicable Series of New Term Loans evidenced hereby was made and is to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and Company (to the extent required) and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

------------------

[1]      Lender's New Term Loan Commitment

[2]      Date of Issuance

                                  EXHIBIT B-2-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and the right to plead any statute of limitations as a defense to any demand hereunder, in each case to the full extent permitted by law.

            [The remainder of this page is intentionally left blank.]

                                  EXHIBIT B-2-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                 SIMMONS COMPANY

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                  EXHIBIT B-2-3

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT B-3 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                               REVOLVING LOAN NOTE

$[___,___,___]
DECEMBER 19, 2003

                                                              New York, New York

         FOR VALUE RECEIVED, SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("COMPANY"), promises to pay [NAME OF LENDER] ("PAYEE") or its registered assigns, on or before December 19, 2009, the lesser of (a) [DOLLARS] ($[__,___,___]) and (b) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         This Note is one of the "Revolving Loan Notes" representing a portion of the Revolving Loan Commitments in the aggregate principal amount of up to $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and Company (to the extent required) and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                                  EXHIBIT B-3-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement.

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and the right to plead any statute of limitations as a defense to any demand hereunder, in each case to the full extent permitted by law.

            [The remainder of this page is intentionally left blank.]

                                  EXHIBIT B-3-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                 SIMMONS COMPANY

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                  EXHIBIT B-3-3

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                 TRANSACTIONS ON
                               REVOLVING LOAN NOTE

            Amount of Loan      Amount of Principal     Outstanding Principal     Notation
Date        Made This Date        Paid This Date          Balance This Date       Made By
----        --------------      -------------------     ---------------------     --------

                                  EXHIBIT B-3-4

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                  EXHIBIT B-4 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                 SWING LINE NOTE

$10,000,000
DECEMBER 19, 2003                                             New York, New York

         FOR VALUE RECEIVED, SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("Company"), promises to pay to DEUTSCHE BANK A.G., CAYMAN ISLANDS BRANCH, as Swing Line Lender ("Payee"), on or before December 19, 2009, the lesser of (a) TEN MILLION AND NO/100 DOLLARS ($10,000,000) and (b) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         This Note is the "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the principal office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency prescribed in the Credit Agreement.

                                  EXHIBIT B-4-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         Company promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and the right to plead any statute of limitations as a defense to any demand hereunder, in each case to the full extent permitted by law.

            [The remainder of this page is intentionally left blank.]

                                  EXHIBIT B-4-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                 SIMMONS COMPANY

                                                 By: ___________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                  EXHIBIT B-4-3

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                 TRANSACTIONS ON
                                 SWING LINE NOTE

         Amount of Loan     Amount of Principal     Outstanding Principal     Notation
Date     Made This Date       Paid This Date          Balance This Date       Made By
----     --------------     -------------------     ---------------------     --------

                                  EXHIBIT B-4-4

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                    EXHIBIT C TO
                                                   CREDIT AND GUARANTY AGREEMENT

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

         1. I am the Executive Vice President and Chief Financial Officer of SIMMONS COMPANY (as successor to THL Bedding Company) ("Company").

         2. I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of December 19, 2003(as it may be amended, supplemented or otherwise modified, the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, Company, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS
L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.

         The foregoing certifications, together with the computations set forth in the Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered on behalf of Company, and not individually, [MM/DD/YY] pursuant to Section 5.1(d) of the Credit Agreement.

                                          SIMMONS COMPANY

                                          By: __________________________________
                                          Name: William S. Creekmuir
                                          Title: Executive Vice President and
                                          Chief Financial Officer

                                   EXHIBIT C-l

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                      ANNEX A TO
                                                          COMPLIANCE CERTIFICATE

FOR THE FISCAL [QUARTER] [YEAR] ENDING [MM/DD/YY].

1. Consolidated Adjusted EBITDA:              (i) - (ii) =                             $[ ___ , ___ , ___ ]

  (i)   (a) Consolidated Net Income:                                                   $[ ___ , ___ , ___ ]
        (b) Consolidated Interest Expense:                                             $[ ___ , ___ , ___ ]
        (c) provisions for taxes based on income:                                      $[ ___ , ___ , ___ ]
        (d) total depreciation expense:                                                $[ ___ , ___ , ___ ]
        (e) total amortization expense:                                                $[ ___ , ___ , ___ ]
        (f) Management Fees:                                                           $[ ___ , ___ , ___ ]
        (g) ESOP expenses:                                                             $[ ___ , ___ , ___ ]

        (h) fees, costs and cash expenses in connection with the consummation of the Acquisition (including, without limitation, bonus and option
        payments):                                                                     $[ ___ , ___ , ___ ]

        (i) other non-cash items reducing Consolidated Net Income[l*]:                 $[ ___ , ___ , ___ ]

        (j) Cure Amount:                                                               $[ ___ , ___ , ___ ]

        (k) any extraordinary, unusual or non-recurring gains or losses or charges or credits, including, but not limited to, any expenses relating
        to the Acquisition, the Mergers and the Related Agreements:                    $[ ___ , ___ , ___ ]

        (l) any reasonable expenses or charges related to any issuance of
        Securities, Investments permitted under Section 6.3 of the Credit
        Agreement, Permitted Acquisitions, recapitalizations. Asset Sales permitted by Section 6.7 of the Credit Agreement or Indebtedness
        permitted to be incurred under Section 6.1 of the Credit Agreement:            $[ ___ , ___ , ___ ]

  (ii)  other non-cash items increasing Consolidated Net Income[2*]:                   $[ ___ , ___ , ___ ]

2.      Consolidated Capital Expenditures:

        (i) expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during such period that, in conformity with

------------------
[1*] Including without limitation non-Cash purchase accounting adjustments and debt extinguishment costs but excluding accruals of expenses and the establishment of reserves in the ordinary course of business.

[2*] Excluding any such non-Cash item to the extent that it represents an accrual of revenue or reversal of reserves in the ordinary course of business.

        GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows
        of Company and its Subsidiaries [3*]:                                          $[ ___ , ___ , ___ ]

3.      Consolidated Cash Interest Expense: (i) - (ii) =                               $[ ___ , ___ , ___ ]

  (i)   Consolidated Interest Expense:                                                 $[ ___ , ___ , ___ ]

  (ii)  (a) interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs), but excluding, however, any amounts referred to in Section 2.10 of the Credit Agreement payable on or before the Closing Date and (b) any costs associated with mark-to-market changes in Interest Rate Agreements and any other charges or payments related to any Interest Rate Agreements, in each case, shall
        be excluded from the calculation of Consolidated Cash Interest Expense:        $[ ___ , ___ , ___ ]

4.      Consolidated Current Assets:

  (i)   total assets of Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with
        GAAP[4*]:                                                                      $[ ___ , ___ , ___ ]

5.      Consolidated Current Liabilities:

  (i)   total liabilities of Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding any current liabilities with respect to long-term Indebtedness and excluding any liabilities associated with
        the Retail Business that are held for sale:                                    $[ ___ , ___ , ___ ]

6.      Consolidated Excess Cash Flow: (i) - (ii) =                                    $[ ___ , ___ , ___ ]

  (i)   (a)       Consolidated Adjusted EBITDA:                                        $[ ___ , ___ , ___ ]

        (b)       Consolidated Working Capital Adjustment [5*]                         $[ ___ , ___ , ___ ]

  (ii)  (a)       voluntary prepayments (including repurchases of Term Loans made pursuant to Section 2.12 of the Credit Agreement),
                  mandatory prepayments pursuant to Section 2.13(d) of the
                  Credit Agreement and scheduled repayments of Consolidated
                  Total Debt[6*]:                                                      $[ ___ , ___ , ___ ]

------------------
[3*] Excluding (i) any expenditures by Company or any of its Subsidiaries during that period in connection with a Permitted Acquisition or, (ii) capital expenditures arising from deployment of any Proposed Reinvestment Proceeds or the Net Cash Proceeds of any issuance of Securities not otherwise required to repay the Loans pursuant to Section 2.13(b) of the Credit Agreement or (iii) any expenditures made with respect to the original acquisition of any property that has been transferred pursuant to a Permitted Sale/Lease-Back Transaction permitted by Section 6.9 of the Credit Agreement.

[4*] Excluding (i) Cash and Cash Equivalents, (ii) assets (other than inventory) that are held for sale and (iii) assets pertaining to the Retail Business (including Inventory pertaining to the Retail Business) that are held for sale.

[5*] Excluding any non-Cash adjustments to Consolidated Working Capital Adjustments.

[6*] Excluding repayments of Revolving Loans or Swing Line Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments.

        (b)       Consolidated Capital Expenditures [7*]:                              $[ ___ , ___ , ___ ]

        (c)       Consolidated Cash Interest Expense (without giving effect
                  to the proviso set forth in footnote [4*] hereof):                   $[ ___ , ___ , ___ ]

        (d)       the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such
                  period:                                                              $[ ___ , ___ , ___ ]

        (e)       Management Fees actually paid in cash:                               $[ ___ , ___ , ___ ]

        (f)       the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in
                  connection with any Permitted Acquisition or Investments (net of the proceeds of any related debt or equity financings with
                  respect to such Investments):                                        $[ ___ , ___ , ___ ]

        (g)       the cash portion of any purchase price payments made during such period by Company or any of its Subsidiaries in
                  connection with the acquisition of any Intellectual Property
                  (net of the proceeds of any related financings with respect to
                  such expenditures):                                                  $[ ___ , ___ , ___ ]

        (h)       the cash portion of any Restricted Junior Payments made during such period pursuant to Section 6.5 of the Credit Agreement
                  (net of the proceeds of any related financings with respect to
                  such Restricted Junior Payments):                                    $[ ___ , ___ , ___ ]

        (i)       cash expenses and charges added to Consolidated Net Income for purposes of determining Consolidated Adjusted EBITDA pursuant
                  to (k) and (l) of Consolidated Adjusted EBITDA above:                $[ ___ , ___ , ___ ]

        (j)       Cure Amount:                                                         $[ ___ , ___ , ___ ]

7. Consolidated Interest Expense:

   (i)  total interest expense (including that portion attributable to Capital
        Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding
        Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing but excluding net costs under
        Interest Rate Agreements (and for purposes of clarity, excluding
        interest income):                                                              $[ ___ , ___ , ___ ]

8. Consolidated Net Income: (i) - (ii) =                                               $[ ___ , ___ , ___ ]

   (i)  the net income (or loss) of Company and its Subsidiaries on a
        consolidated basis for such period determined in conformity with GAAP:         $[ ___ , ___ , ___ ]

---------------
[7*] Net of any proceeds of any related financings with respect to such expenditures.

  (ii)  (a)       the income (or loss) of any Person (other than a Subsidiary of
                  Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the
                  extent of the amount of dividends or other distributions
                  actually paid to Company or any of its Subsidiaries by such
                  Person during such period:                                           $[ ___ , ___ , ___ ]

        (b)       the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or
                  consolidated with Company or any of its Subsidiaries or that
                  Person's assets are acquired by Company or any of its
                  Subsidiaries:                                                        $[ ___ , ___ , ___ ]

        (c)       the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or
                  governmental regulation applicable to that Subsidiary:               $[ ___ , ___ , ___ ]

        (d)       any after-tax gains or losses attributable to Asset Sales or
                  returned surplus assets of any Pension Plan:                         $[ ___ , ___ , ___ ]

        (e)       to the extent not included in clauses (ii)(a) through (d)
                  above, any net non-cash extraordinary gains or net non-cash
                  extraordinary losses:                                                $[ ___ , ___ , ___ ]

9. Consolidated Total Debt:

        (i)       the aggregate stated balance sheet amount of all Indebtedness pertaining to (a) all indebtedness for borrowed money or (b)
                  that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP of Company and its Subsidiaries,
                  determined on a consolidated basis in accordance with GAAP:          $[ ___ , ___ , ___ ]

10. Consolidated Working Capital: (i) - (ii) =                                         $[ ___ , ___ , ___ ]

  (i)   Consolidated Current Assets:                                                   $[ ___ , ___ , ___ ]

  (ii)  Consolidated Current Liabilities:                                              $[ ___ , ___ , ___ ]

11. Consolidated Working Capital Adjustment: (i) - (ii) =                              $[ ___ , ___ , ___ ]

  (i)   Consolidated Working Capital as of the beginning of such period
        (excluding any pro forma effects of changes in the classification of
        assets held for sale):                                                         $[ ___ , ___ , ___ ]

  (ii)  Consolidated Working Capital as of the end of such period
        (excluding any pro forma effects of changes
        in the classification of assets held for sale):                                $[ ___ , ___ , ___ ]

12. Cash Interest Coverage Ratio: (i)/(ii) =

  (i)   Consolidated Adjusted EBITDA[8*]
        for the four-Fiscal Quarter Period then ended:                                 $[ ___ , ___ , ___ ]

  (ii)  Consolidated Cash Interest Expense
        for such four-Fiscal Quarter Period[9*]:                                       $[ ___ , ___ , ___ ]

                                                                          Actual:      _,_:1.00
                                                                          Required:    _,_:1.00
13. Leverage Ratio: (i)/(ii) =

  (i)   (a)       Consolidated Total Debt:                                             $[ ___ , ___ , ___ ]

        (b)       Cash and Cash Equivalents of Company and its
                  Subsidiaries not in excess of $30,000,000:                           $[ ___ , ___ , ___ ]

                                                (a)-(b):                               $[ ___ , ___ , ___ ]

  (ii)  Consolidated Adjusted EBITDA[10*]
        for the four-Fiscal Quarter period then ended:                                 $[ ___ , ___ , ___ ]

                                                                          Actual:      _,_:1.00
                                                                          Required:    _,_:1.00

------------------

[8*] Provided, with respect to any period during which a Permitted Acquisition or a PF Asset Sale has occurred, Consolidated Adjusted EBITDA shall be calculated with respect to such period on a Pro Forma Basis giving effect to such Permitted Acquisition or PF Asset Sale.

[9*]    Provided, that for purposes of calculating Consolidated Cash
        Interest Expense, Consolidated Cash Interest Expense shall be equal to
        (i) for the period ending MARCH 31, 2004, Consolidated Cash Interest Expense for the Fiscal Quarter ended MARCH 31, 2004 multiplied by 4,
        (ii) for the period ending JUNE 30, 2004, Consolidated Cash Interest Expense for the two Fiscal Quarters ended JUNE 30, 2004 multiplied by 2, and (iii) for the period ending SEPTEMBER 30, 2004, Consolidated Cash Interest Expense for the three Fiscal Quarters ended SEPTEMBER 30, 2004 multiplied by one and one-third.

[10*] Provided, with respect to any period during which a Permitted Acquisition or a PF Asset Sale has occurred, Consolidated Adjusted EBITDA shall be calculated with respect to such period on a Pro Forma Basis giving effect to such Permitted Acquisition or PF Asset Sale.

                                                                  EXHIBIT D-1 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                  SEE ATTACHED

                                  EXHIBIT D-l-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                           WEIL, GOTSHAL & MANGES LLP
                    767 FIFTH AVENUE NEW YORK, NY 10153-0119         DALLAS
                                 (212) 310-8000                     HOUSTON
                               FAX: (212) 310-8007                 MENLO PARK
                                                                (SILICON VALLEY)
                                                                      MIAMI
                                                                WASHINGTON, D.C.

                                                                     BRUSSELS
                                                                     BUDAPEST
                                                                      LONDON
                                                                      PRAGUE
WRITERS DIRECT LINE             December 19, 2003                     WARSAW

         Deutsche Bank AG, New York Branch,
         as administrative agent
         for the Lenders, and the Lenders and
         the Agents referred to below

         Ladies and Gentlemen:

                  We have acted as special counsel to THL Bedding Company, a Delaware corporation (the "Borrower"), THL-SC Bedding Company, a Delaware corporation ("Holdings"), and each of the entities listed on
         Schedule 1 hereto (together with the Borrower and Holdings, the "Credit Parties") in connection with the preparation, execution and delivery of, and the consummation of the transactions contemplated, by the Credit and Guaranty Agreement dated as of the date hereof (the "Credit Agreement"), by and among the Borrower, Holdings and certain other entities party thereto, as guarantors, the financial institutions listed on the signature pages thereto (the "Lenders"). Goldman Sachs Credit Partners L.P., as sole bookrunner, joint lead arranger and as co-syndication agent, UBS Securities LLC , as joint lead arranger and co-syndication agent, Deutsche Bank AG, New York Branch, as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and the other Agents named therein. Capitalized terms defined in the Credit Agreement and used (but not otherwise defined) herein are used herein as so defined. This opinion is delivered pursuant to Section 3.1(h) of the Credit Agreement.

                  In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction and, unless otherwise noted, each dated as of the date hereof) of (a)(i) the Credit Agreement, (ii) the Notes, (iii) the Pledge and Security Agreement and
         (iv) the Assumption Agreement (the items listed in (a)(i) through (a)(iv) are, collectively, the "Credit Documents"), (b) the UCC-1 Financing Statements attached hereto as Exhibit A (the "Financing Statements"), (c) the Mortgage, Security Agreement, Assignment of Rent and Leases and Fixture Filing (the "Mortgage"; and together with the Credit Documents, the "Transaction Documents") and (d) such corporate and limited liability company records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Credit Parties, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

WEIL, GOTSHAL & MANGES LLP

         December 19, 2003
         Page 2

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Credit Parties and upon the representations and warranties of the Credit Parties contained in the Credit Documents. We have also assumed (i) the valid existence and good standing of Dreamwell, Ltd. ("Dreamwell") and Simmons Capital Management, LLC (together with Dreamwell, the "Nevada Credit Parties") under the laws of the State of Nevada, (ii) that each of the Nevada Credit Parties has the requisite corporate or limited liability company, as the case may be, power and authority to own, lease and operate its properties and to carry on its business as now being conducted, (iii) that each of the Nevada Credit Parties has the requisite corporate or limited liability company, as the case may be, power and authority to execute and deliver the Transaction Documents to which it is a party and (iv) the due authorization, execution and delivery by each of the Nevada Credit Parties of the Transaction Documents to which it is a party. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Credit Agreement.

                  Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                  1. Each Credit Party (other than the Nevada Credit Parties) (collectively, the "Delaware Credit Parties") is a corporation or a limited liability company, as the case may be, validly existing and in good standing under the laws of the State of Delaware. Each of the Delaware Credit Parties has all requisite corporate or limited liability company, as the case may be, power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                  2. Each of the Delaware Credit Parties has all requisite corporate or limited liability company, as the case may be, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by the Delaware Credit Parties of the Transaction Documents to which each is a party have been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of the Delaware Credit Parties. The Transaction Documents to which each Delaware Credit Party is a party have been duly and validly executed and delivered by such Delaware Credit Party. Assuming the due authorization, execution and delivery thereof by the parties thereto, other than the Delaware Credit Parties, each Credit Document to which the Credit Parties are a party constitutes the legal, valid and binding obligation of such Credit Party party thereto, enforceable against it in accordance with its terms, subject to

WEIL, GOTSHAL & MANGES LLP

         December 19, 2003
         Page 3

         applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto, (B) no opinion is expressed with respect to any right of set-off granted to a Lender pursuant to Section 10.4 of the Credit Agreement and to any participant under the Credit Documents and (C) certain remedial provisions of the Credit Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of such Credit Documents, and the Credit Documents contain adequate provisions for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Pledge and Security Agreement.

                  3. The execution and delivery by each Delaware Credit Party of the Transaction Documents to which it is a party and the performance by such Delaware Credit Party of its obligations thereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or Certificate of Formation, as the case may be, or by-laws or operating agreement, as the case may be, of any Delaware Credit Party, (ii) any of the terms, conditions or provisions of any document, agreement or other instrument set forth on Schedule 2 hereto to which any Delaware Credit Party is a party or by which it is bound, (iii) any New York, Delaware corporate or limited liability company or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Delaware Credit Parties of which we are aware.

                  4. No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or limited liability company or federal governmental authority is required in connection with the execution and delivery by each Credit Party of the Transaction Documents to which it is a party, the consummation by such Credit Party of the transactions contemplated thereby or the performance by each Credit Party of its obligations thereunder, except for (i) filings in connection with perfecting security interests, (ii) consents or filings which have already been made or obtained, (iii) those which the failure to make or obtain would not reasonably be expected to have a Material Adverse Effect and (iv) federal and state securities or blue sky laws, in each case, as to which we express no opinion in this paragraph.

WEIL, GOTSHAL & MANGES LLP

         December 19, 2003
         Page 4

                  5. To our knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Credit Parties that relates to any of the transactions contemplated by the Transaction Documents.

                  6. (a) Under the Uniform Commercial Code in effect in the State of New York (the "NY UCC"), the execution and delivery of the Pledge and Security Agreement creates a valid security interest in each Credit Party's rights in the Collateral (as defined in the Pledge and Security Agreement), as security for the Secured Obligations (as defined in the Pledge and Security Agreement) of such Credit Party in favor of the Collateral Agent. Pursuant to the Pledge and Security Agreement, each Delaware Credit Party has authorized for purposes of
         Section 9-509 of the Uniform Commercial Code in effect in the State of Delaware (the "DE UCC" and together with the NY UCC, the "UCC") the filing of the Financing Statements naming such Delaware Credit Party as debtor. Upon the filing of the Financing Statements with the Secretary of State of the State of Delaware, such security interest of the Collateral Agent in the Delaware Credit Parties' interest in the Collateral is perfected, to the extent a security interest in such Collateral may be perfected by the filing of a financing statement under the DE UCC.

                           (b) Upon delivery in the State of New York to the Collateral Agent of all certificates that represent the Pledged Stock (as defined in the Pledge and Security Agreement) identified on
         Schedule 4.4(A) of the Pledge and Security Agreement (the "Pledged Certificated Stock"), together with stock powers properly executed in blank with respect thereto, and assuming that the Collateral Agent was without notice of any adverse claim (as such phrase is defined in Section 8-105 of the NY UCC) with respect to the Pledged Certificated Stock, such security interest of the Collateral Agent in such Pledged Certificated Stock (and the shares represented thereby) will be perfected and will be free of any adverse claim.

                  The opinions in subparagraph (a) of this paragraph 6 and, with respect to subclauses A and B below, subparagraph (b) of this paragraph 6 are subject to the following exceptions:

                           A. that with respect to rights in the Collateral or any Pledged Stock of any Credit Party, we express no opinion, and have assumed that (1) such Credit Party has rights in the Collateral and such Pledged Stock and (2) value has been give to the Credit Parties;

                           B. that with respect to any Collateral or Pledged Stock as to which the perfection of a lien or security interest is governed by the laws of any jurisdiction other than the State of Delaware or the State of New York, respectively, we express no opinion; and

WEIL, GOTSHAL & MANGES LLP

         December 19, 2003
         Page 5

                           C. that with respect to any Collateral which is or may become fixtures (as defined in Section 9-102(a)(41) of the UCC) or a commercial tort claim (as defined in Section 9-102(a)(13) of the UCC), we express no opinion.

                  The opinion set forth in subparagraph (b) of this paragraph 6 is also subject to the following exceptions:

                           D. that with respect to (i) federal tax liens accorded priority under law and (ii) liens created under Title IV of the Employee Retirement Income Security Act of 1974 which are properly filed after the date hereof, we express no opinion as to the relative priority of such liens and the security interests created by the Pledge and Security Agreement or as to whether such liens may be adverse claims; and

                           E. that with respect to any claim (including for taxes) in favor of any state or any of its respective agencies, authorities, municipalities or political subdivisions which claim is given lien status and/or priority under any law of such state, we express no opinion as to the relative priority of such liens and the security interests created by the Pledge and Security Agreement or as to whether such liens may be adverse claims.

                  In addition, the opinions in subparagraphs (a) and (b) of this paragraph 6 are subject to (i) the limitations on perfection of security interests in proceeds resulting from the operation of Section 9-315 of the UCC; (ii) the limitations with respect to buyers in the ordinary course of business imposed by Sections 9-318 and 9-320 of the UCC; (iii) the limitations with respect to documents, instruments and securities imposed by Sections 8-302, 9-312 and 9-331 of the UCC; and
         (iv) Section 552 of Title 11 of the United States Code (the "Bankruptcy Code") with respect to any Collateral acquired by any Credit Party subsequent to the commencement of a case against or by such Credit Party under the Bankruptcy Code.

                  We further assume that all filings will be timely made and duly filed as necessary (i) in the event of a change in the name, identity or corporate structure of any Credit Party, (ii) in the event of a change in the location of any Credit Party and (iii) to continue to maintain the effectiveness of the original filings.

                  7. None of the Credit Parties is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. None of the Credit Parties is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", within the meaning of, or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

                  8. The making of the extensions of credit under the Credit Agreement and the application of the proceeds thereof as provided in the Credit Agreement does not violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

WEIL, GOTSHAL & MANGES LLP

         December 19, 2003
         Page 6

                  The opinions expressed herein are limited to the laws of the State of New York, the corporate and limited liability company laws of the State of Delaware, Article 9 of the DE UCC and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                  The opinions expressed herein are rendered solely for your benefit and the benefit of your successors and permitted assigns in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, other than to bank regulatory authorities or successors and permitted assigns of any Lender.

                                        Very truly yours,

                                        /s/ WEIL, GOTSHAL & MANGES LLP

WEIL, GOTSHAL & MANGES LLP

                                   Schedule 1

         Entity                                Jurisdiction of Organization
         ------                                ----------------------------
1. Simmons Company                                       Delaware

2. Simmons Holdings, Inc.                                Delaware

3. The Simmons Manufacturing Co., LLC                    Delaware

4. Gallery Corp.                                         Delaware

5. World of Sleep Outlets, LLC                           Delaware

6. Simmons Contract Sales, LLC                           Delaware

7. Windsor Bedding Co., LLC                              Delaware

8. SC Holdings, Inc.                                     Delaware

9. Sleep Country USA, Inc.                               Delaware

10 Dream-well, Ltd.                                       Nevada

11. Simmons Capital Management, LLC                       Nevada

WEIL, GOTSHAL & MANGES LLP

                                   Schedule 2

         1. Senior Unsecured Term Loan and Guaranty Agreement, dated as of December 19, 2003, among THL, THL-SC, the guarantors named therein and the financial institutions party thereto, and all agreements constituting exhibits to or required to be executed pursuant thereto.

         2. Indenture, dated as of December 19, 2003 (the "Indenture"), between Borrower and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and the other guarantors named therein.

         3. Indenture between Simmons Company (the "Company") and SunTrust Bank, Atlanta, as Trustee, dated as of March 16, 1999.

         4. Employment Agreement among THL Bedding Holding Company, the Company and Charles R. Eitel, dated as of December 19, 2003.

         5. Employment Agreement among THL Bedding Holding Company, the Company and William S. Creekmuir, dated as of December 19, 2003.

         6. Employment Agreement among THL Bedding Holding Company, the Company and Robert W. Hellyer, dated as of December 19, 2003.

         7. Employment Agreement among THL Bedding Holding Company, the Company and Rhonda C. Rousch, dated as of December 19, 2003.

         8. Labor Agreement between the Company and The United Steel Workers of America, A.F.L., C.I.O., C.L.C., on behalf of its members in Local No. 173, in the Shawnee, Kansas plant of the Company excluding executives, sales employees, office workers, supervisors, foremen, time keepers, mechanics or machinists for the period from April 23,1999 to April 22, 2002.

         9. Labor Agreement between the Company and The United Steel Workers, Local No. 425 for all employees at the Jacksonville, Florida plant of the Company excluding executives, sales employees, office workers, supervisors, inspectors, departmental coordinators or persons in any way identified with management for the period from October 16, 2001 to October 15, 2004.

         10. Labor Agreement between the Company and The United Steel Workers, Local No. 422 for all production and maintenance employees at the Dallas, Texas plant of the Company excluding supervisors, foremen, factory clerks, office employees, time keepers, watchmen or persons in any way identified with management for the period from October 16, 2001 to October 15, 2004.

         11. Labor Agreement between the Company and The United Steel Workers, Local No. 2401 for all production at the Atlanta, Georgia plant of the Company excluding office workers, supervisors, foremen, inspectors, watchmen, plant guards, departmental coordinators, carload checkers or persons in any way

WEIL, GOTSHAL & MANGES LLP

                  identified with management for the period from October 16, 2001 to October 15, 2005.

         12. Labor Agreement between the Company and The United Steel Workers, Local No. 515U for all employees at the Los Angeles, California plant of the Company excluding executives, sales employees, office workers, and supervisors for the period from October 16, 2001 to October 15, 2005 (2001 10-K).

         13. Labor Agreement between the Company and The United Steel Workers, Local No. 420 for employees at the Piscataway, New Jersey plant of the Company excluding watchmen, office janitors, maintenance department employees, truck drivers, tool makers, machinists, supervisors, porters, matrons, main office, clerical, and maintenance helpers for the period of October 16, 2001 to October 15, 2005.

         14. Labor Agreement between the Company and The United Steel Workers, Local No. 424 for all production employees at the Columbus, Ohio plant of the Company excluding executives, sales employees, office workers, timekeepers, watchmen, office janitors, maintenance department employees, truck drivers, foremen, supervisors, private chauffeurs, main office, clerical, and engine room and power plant employees for the period from October 16, 2001 to October 15, 2004.

         15. Loan Agreement, dated as of November 1, 1982, between the City of Janesville, Wisconsin and the Company, as successor by merger to Simmons Manufacturing Company, Inc., relating to $9,700,000 City of Janesville, Wisconsin Industrial Development Revenue Bond, Series A.

         16. Loan Agreement between the City of Shawnee and the Company relating to the Indenture of Trust between City of Shawnee, Kansas and State Street Bank and Trust Company of Missouri, N.A., as Trustee, dated December 1, 1996 relating to $5,000,000 Private Activity Revenue Bonds, Series 1996.

WEIL, GOTSHAL & MANGES LLP

                                    Exhibit A

                              Financing Statements

                                  See attached.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   THL-SC BEDDING COMPANY
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
     DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record]  (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum        [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE -  SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   THL BEDDING COMPANY
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L IN FORE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   SIMMONS COMPANY
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b).

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   THE SIMMONS MANUFACTURING CO.,LLC
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.    DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE  2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b).

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum        [if applicable]

7. Check to REQUEST SEARCH REPORT (S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   GALLERY CORP.
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE  2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   WORLD OF SLEEP OUTLETS, LLC
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.    DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE  2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum        [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   SIMMONS CONTRACT SALES, LLC
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.    DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE  2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4.  This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach addendum        [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   WINDSOR BEDDING CO., LLC
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.    DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE  2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4.  This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   SC HOLDING,INC.
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4.  This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT (S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

    SLEEP COUNTRY USA, INC.
OR --------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME               SUFFIX
-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328              USA
 SUITE 800
-----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION               DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) do - not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                            [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b).

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005              USA
------------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                      FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS          Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional]
   [ ] All debtors  [ ] Debtor 1  [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   DREAMWELL, LTD.
OR --------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME               SUFFIX
-----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY
 2325-B RENAISSANCE DR.                                       LAS VEGAS                        NV     89119              USA
 SUITE 15
-----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.     NEVADA                          2001108020-V              [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                            [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME               SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE        COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005              USA
------------------------------------------------------------------------------------------------------------------------------------

4. This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                      FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS          Attach Addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) or Debtor(s)
   [ADDITIONAL FEE] [optional]
   [ ] All debtors  [ ] Debtor 1  [ ] Debtor 2

8. OPTIONAL FILER REFERENCE DATA

NEVADA - SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   SIMMONS CAPITAL MANAGEMENT, LLC
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 2325-B RENAISSANCE DR.                                       LAS VEGAS                        NV     89119             USA
 SUITE 15
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        LIMITED LIABILITY CO.    NEVADA                           2001092950-V             [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b).

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4 . This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS.         Attach addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

NEVADA -  SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

[                            ]     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

   SIMMONS HOLDINGS, INC.
OR -------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX
----------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 ONE CONCOURSE PARKWAY                                        ATLANTA                          GA     30328             USA
 SUITE 800
----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE 1e. TYPE OF ORGANIZATION 1f. JURISDICTION OF ORGANIZATION 1g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR        CORPORATION              DELAWARE                                                  [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR --------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE 2e. TYPE OF ORGANIZATION 2f. JURISDICTION OF ORGANIZATION 2g. ORGANIZATIONAL ID #,
                       ORGANIZATION                                                            if any
                       DEBTOR                                                                                           [ ] NONE
-----------------------------------------------------------------------------------------------------------------------------------

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) insert only one secured party name (3a or 3b).

   3a. ORGANIZATION'S NAME
       DEUTSCHE BANK AG, NEW YORK BRANCH, AS COLLATERAL AGENT
OR --------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                 FIRST NAME                       MIDDLE NAME              SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                           CITY                             STATE  POSTAL CODE       COUNTRY
 60 WALL STREET, 43RD FL.                                     NEW YORK                         NY     10005             USA
-----------------------------------------------------------------------------------------------------------------------------------

4 . This FINANCING STATEMENT covers the following collateral:

ALL PERSONAL PROPERTY OF THE DEBTOR NOW OWNED OR HEREAFTER ACQUIRED.

5. ALTERNATIVE DESIGNATION [ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ] AG. LIEN [ ] NON-UCC
   [if applicable]:                                                                                                       FILING

6. [ ] This FINANCING STATEMENT is to be filed [for record] (or recorded) in
       the REAL ESTATE RECORDS          Attach addendum       [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE] [optional] [ ] All Debtors  [ ] Debtor 1 [ ]  Debtor 2

8. OPTIONAL FILER REFERENCE DATA

DELAWARE -  SECRETARY OF STATE

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

                                                                    EXHIBIT E TO
                                                   CREDIT AND GUARANTY AGREEMENT

                     ASSIGNMENT AND ASSUMPTION AGREEMENT(1)

         This Assignment and Assumption Agreement (this "ASSIGNMENT"), is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item [1] [item 3] below ([the] [each an] "ASSIGNOR") and [the] [each] Assignee identified in [item 2] [item 3] below ([the] [each an] "ASSIGNEE"). [It is understood and agreed that the rights and obligations of such Assignee [Assignor] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the "STANDARD TERMS AND CONDITIONS") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the] [each such] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, Letters of Credit and Swingline Loans) (the "ASSIGNED INTEREST"). [Each] [Such] sale and assignment is without recourse to [the] [each such] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the] [each such] Assignor.

1.                                      Assignor:      ________________________

2.      Assignee:                       _______________________ (2)

[2] [3]. Credit Agreement: $480,000,000 Credit Agreement, dated as of December 19, 2003, by and among THL-SC BEDDING COMPANY, SIMMONS COMPANY (as successor to THL Bedding Company, "COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

--------------------
1 This Assignment and Assumption Agreement should be used by for an assignment to or from a single Assignee or to or from funds managed by the same or related investment managers.

2 Item 1 and Item 2 should be filled in as appropriate. In the case of an assignment to or from funds managed by the same or related investment managers, the Assignees or Assignors should be listed in bracketed item 3 as applicable.

                                   EXHIBIT E-1

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

[3. Assigned Interest:(3)

                       Facility          Aggregate Amount of         Amount of Commitment/Loans   Percentage Assigned of
     Assignee          assigned   Commitment/Loans for all Lenders          Assigned                 Commitment/Loans(4)
------------------------------------------------------------------------------------------------------------------------
[Name of Assignee]                            ___________                  ___________                    _________%
------------------------------------------------------------------------------------------------------------------------
[Name of Assignee]                            ___________                  ___________                    _________%
------------------------------------------------------------------------------------------------------------------------

          [4. Assigned Interest:(5)

                                Aggregate Amount of            Amount of Commitment/Loans      Percentage Assigned
 Facility assigned        Commitment/Loans for all Lenders             Assigned               of Commitment/Loans(6)
---------------------------------------------------------------------------------------------------------------------
Tranche B Term Loans             $________________                   $______________                %______________
---------------------------------------------------------------------------------------------------------------------
New Term Loans                   $________________                   $______________                %______________
---------------------------------------------------------------------------------------------------------------------
Revolving Loans                  $________________                   $______________                %______________
---------------------------------------------------------------------------------------------------------------------

[insert additional rows as applicable]

Effective Date__________,__, 200_

ASSIGNOR INFORMATION

Payment Instructions:                       _______________
                                            _______________
                                            _______________
                                            _______________
                                            Reference:
Notice Instructions:

                                            _______________
                                            _______________

--------------------
3 Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignment to or from funds managed by the same or related investment managers.

4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

5 Insert this chart if this Form of Assignment and Assumption Agreement is being used by a Lender for an assignment to a single Assignee.

6 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                   EXHIBIT E-2

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                            _______________
                                            Reference:

ASSIGNEE INFORMATION

Payment Instructions:                       _______________
                                            _______________
                                            _______________
                                            _______________
                                            Reference:
Notice Instructions:

                                            _______________
                                            _______________
                                            _______________
                                            Reference:

                                   EXHIBIT E-3

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                                      ASSIGNEE
[NAME OF ASSIGNOR]                            [NAME OF ASSIGNEE](7)

By:____________________________________       By:_______________________________
   Name:                                         Name:
   Title:                                        Title:

[Consented to:](8)

SIMMONS COMPANY

By:____________________________________
   Name:
   Title:

[Consented to and](9) Accepted:

DEUTSCHE BANK AG, NEW YORK BRANCH,
     as Administrative Agent

By:____________________________________
                Name:
                Title:

---------------------
7 Add additional signature blocks, as needed, if this Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

8 Consent of Company is not required upon the occurrence and during the continuance of an Event of Default with respect to Sections 8.1 (a), 8.1(f) and 8.1(g) of the Credit Agreement.

9 Consent of Administrative Agent and Company is not required for assignments to another Lender or to an Affiliate of the assigning Lender (or if such assigning Lender is a fund that invests in commercial or bank loans, another such investment fund managed or advised by the same investment advisor or an Affiliate thereof) or another Lender.

                                   EXHIBIT E-4

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                         ANNEX 1

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

1.      Representations and Warranties.

                  1.1 Assignor. [Each] [The] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of Holdings or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or
                           (iv) the performance or observance by Holdings or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

                  1.2 Assignee. [Each] [The] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section
                           5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [each such] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, (ii) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each

                                   EXHIBIT E-5

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         such] Assignor for amounts which have accrued to but excluding the
         Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS).

                                   EXHIBIT E-6

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                                                                    EXHIBIT F TO
                                                   CREDIT AND GUARANTY AGREEMENT

                         CERTIFICATE RE NON-BANK STATUS

                  Reference is made to the Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, SIMMONS COMPANY (as successor to THL Bedding Company) ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent. Pursuant to Section 2.20(c) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.

                                                [NAME OF LENDER]

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT F-l
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                                                                    EXHIBIT G TO
                                                   CREDIT AND GUARANTY AGREEMENT

                              SOLVENCY CERTIFICATE

         THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

         1. I am the Executive Vice President and Chief Financial Officer of SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("COMPANY").

         2. Reference is made to that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent. Further reference is made to that certain Senior Unsecured Term Loan and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "SENIOR UNSECURED TERM LOAN AGREEMENT"), by and among THL-SC BEDDING COMPANY, COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent

         3. I have reviewed the Credit Agreement and the Senior Unsecured Term Loan Agreement, respectively, and have made, or have caused to be made, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

         4. Based upon the review and examination described in paragraph 3 above, I hereby certify, on behalf of Company and not individually, that as of the date hereof, after giving effect to the consummation of the Acquisition, the related financings and the other transactions contemplated by the Credit Documents and the Related Agreements, each Credit Party is Solvent.

         The foregoing certifications are made and delivered as of December 19, 2003.

                                            SIMMONS COMPANY

                                            ____________________________________
                                            Name: William S. Creekmuir
                                            Title: Executive Vice President and
                                            Chief Financial Officer

                                   EXHIBIT G-l

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                                                                    EXHIBIT H TO
                                                   CREDIT AND GUARANTY AGREEMENT

                            CLOSING DATE CERTIFICATE

         THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

         1. I am a Responsible Officer of each of THL-SC BEDDING COMPANY ("HOLDINGS") AND THL BEDDING COMPANY ("THL").

         2. Pursuant to Section 2.1 of the Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among HOLDINGS, THL, the other entities named therein, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent, THL requests that Lenders make the following Loans to THL on December 19, 2003 (the "CLOSING DATE"):

         a. Tranche B Term Loans:              $405,000,000

                 [ ]                    a. Base Rate Loan(s)-$_______________
                                                [X]    b. Eurodollar Rate Loans
                                                          with an initial
Interest

                                  Period of 12 month(s) - $ 325,000,000
                 [X]          c.  Eurodollar Rate Loans with an initial Interest
                                  Period of _ months - $80,000,000

         b. Revolving Loans:                   $8,200,000

                                        [X] a. Base Rate Loan(s)
                                                [ ]    b. Eurodollar Rate Loans
                                                          with an initial
Interest
                                   Period of____month(s)

         3. Pursuant to Section 2.1 of the Senior Unsecured Term Loan and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "SENIOR UNSECURED TERM LOAN AGREEMENT"), by and among HOLDINGS, THL, the other entities named therein, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent, THL requests that Lenders make the following Loans to THL on the Closing Date::

                a. Senior Unsecured Term Loans: $140,000,000

                    [ ]     a. Base Rate Loan(s) - $______________

                                   EXHIBIT H-l

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                     [X]     b. Eurodollar Rate Loans with an initial Interest
                                    Period of 12 month(s) - $ 140,000,000

         4. I have reviewed the Credit Agreement and the Senior Unsecured Term Loan Agreement and I have made, or have caused to be made, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

         5 Based upon the review and examination described in paragraph 4 above, I hereby certify, on behalf of Holdings and THL, and not individually, that as of the date hereof:

                  (i) as of the Closing Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date;

                  (ii) as of the Closing Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default;

                  (iii) after giving effect to the transactions set forth in
         Section 3.1(k) of the Credit Agreement, the Credit Parties have no Indebtedness outstanding other than Indebtedness under the Credit Documents, Senior Subordinated Note Documents, the Existing Notes, the Senior Unsecured Term Loan Agreement and other Indebtedness permitted under Section 6.1 of the Credit Agreement; and

                  (iv) as of the Closing Date and after giving effect to the Acquisition and the borrowings made on the Closing Date, the pro forma Leverage Ratio (which shall include all Cash and Cash Equivalents of Company and its Subsidiaries) for the twelve-month period ended October 31, 2003 is not greater than 6.26:1.00.

         6. Attached as Annex A hereto are true and complete copies of the Stock Purchase Agreement and the Management Agreement.

         7. Each Credit Party has requested Weil, Gotshal & Manges LLP to deliver to Agents and Lenders on the Closing Date written opinions setting forth substantially the matters in the opinions designated in Exhibit D annexed to the Credit Agreement, and as to such other matters as the Co-Syndication Agents and Administrative Agent may reasonably request.

         8. Attached hereto as Annex B are true, complete and correct copies of the Historical Financial Statements.

            [The remainder of this page is intentionally left blank.]

                                   EXHIBIT H-2

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         The foregoing certifications are made and delivered as of December 19,
2003.

                                                THL-SC BEDDING COMPANY

                                                By:___________________________
                                                Name:_________________________
                                                Title:

                                                THL BEDDING COMPANY

                                                By:___________________________
                                                Name:_________________________
                                                Title:

                                   EXHIBIT H-3

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                                                                    EXHIBIT I TO
                                                   CREDIT AND GUARANTY AGREEMENT

                              COUNTERPART AGREEMENT

         This COUNTERPART AGREEMENT, dated [mm/dd/yy] (this "COUNTERPART AGREEMENT") is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among THL-SC BEDDING COMPANY, SIMMONS COMPANY (as successor to THL Bedding Company) ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent.

         SECTION 1. Pursuant to Section 5.9 of the Credit Agreement, the undersigned Subsidiary of Company hereby:

                  (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

                  (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct in all material respects both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date;

                  (c) certifies that no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

                  (d) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under
         Section 362(a) of the Bankruptcy Code and in accordance with Section 7 of the Credit Agreement; and

                  (e) (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the undersigned's right, title and interest in and to all "Collateral" (as such term is defined in the Pledge and Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and
         (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of the "Collateral" and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

                                   EXHIBIT I-1

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         SECTION 2. The undersigned agrees from time to time, upon request of
Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section 10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

            [The remainder of this page is intentionally left blank.]

                                   EXHIBIT I-2

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         IN WITNESS WHEREOF, the undersigned has caused this Counterpart
Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                                [NAME OF SUBSIDIARY]

                                                By:_______________________
                                                   Name:
                                                   Title:

Address for Notices:

            _______________
            _______________
            _______________
            Attention:
            Telecopier

with a copy to:

            _______________
            _______________
            _______________
            Attention:
            Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:_______________________
   Name:
   Title:

                                   EXHIBIT I-3

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                                                                    EXHIBIT J TO
                                                   CREDIT AND GUARANTY AGREEMENT

                          PLEDGE AND SECURITY AGREEMENT

                                    See TAB 4

                                   EXHIBIT J-l

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                    MORTGAGE, SECURITY
                 AGREEMENT, ASSIGNMENT OF
Document Number      RENTS AND LEASES
                    AND FIXTURE FILING
                       (WISCONSIN)

                                           RECORDING AREA
                                           NAME AND RETURN ADDRESS
                                           Skadden, Arps, Slate, Meagher &
                                           Flom LLP
                                           Four Times Square
                                           New York, New York 10036
                                           Attention: Jay Sobel, Esq.
                                           --------------------------

                                                       241 0412200031

                                              PARCEL IDENTIFICATION NUMBER (PIN)
                                              (ROCK COUNTY, COMPUTER NUMBER)

                MORTGAGE, SECURITY AGREEMENT, AND FIXTURE FILING
                                   (WISCONSIN)

                  THIS ADJUSTABLE RATE MORTGAGE, SECURITY AGREEMENT, AND FIXTURE FILING (WISCONSIN) (this "MORTGAGE") is dated as of December ________, 2003 by and from THE SIMMONS MANUFACTURING CO., LLC, a Delaware corporation ("MORTGAGOR") to DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (collectively, the "ADMINISTRATIVE AGENT") for the Lenders listed in the Credit Agreement (defined below) and all successor Administrative Agents and assigns (the Administrative Agent and all successor Administrative Agents and assigns, "MORTGAGEE".

          THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING TO
    BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE DESCRIBED HEREIN.

                                    ARTICLE 1
                                   DEFINITIONS

                  SECTION 1.1 Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit and Guaranty Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among Simmons Company, as Borrower ("BORROWER"), and certain subsidiaries of Borrower, as Guarantors, Goldman Sachs Credit Partners L.P., as sole bookrunner, joint lead arranger and as Co-Syndication Agent, UBS Securities LLC, as joint lead arranger and as Co-Syndicaiion Agent and Deutsche Bank AG, New York Branch, as Administrative Agent, and the financial institutions listed on the signature pages attached thereto (the "Lenders"). As used herein, the following terms shall have the following meanings:

                           (a) "INDEBTEDNESS": All (i) principal indebtedness of
Borrower to Mortgagee and the Lenders, together with interest thereon, under the Tranche B Term Loans, the Revolving Loans and the Swing Line Loans, as evidenced by the Register or the Tranche B Term Loan Notes, the Revolving Notes and the Swing Line Notes of even date herewith (such Register and Notes and any and all modifications, substitutions, extensions, renewals and replacements thereof are collectively referred to herein as the "MORTGAGE NOTES"), and (ii) other amounts evidenced or secured by the Credit Documents, including, without limitation, reimbursement obligations in respect of Letters of Credit, together with interest thereon and other amounts payable with respect thereto, and (iii) principal, interest and other amounts which may hereafter be loaned by Mortgagee or the Lenders or any of them under or in connection with the Credit Agreement or any of the other Credit Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby. Pursuant to the Credit Agreement, the Lenders have agreed to provide Borrower with a revolving credit facility, which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Lenders, all upon satisfaction of certain conditions stated in the Credit Agreement. The amount of such revolving credit facility may increase and decrease from time to time as the Lenders advance, Borrower repays, and the Lenders readvance sums on account of the revolving credit, all as more fully described in the Credit Agreement. Additionally, pursuant to the Credit Agreement, Borrower will enter into Interest Rate Agreements. The term "Indebtedness" includes without limitation all advances and readvances under the revolving credit feature of the Credit Agreement and all amounts under Interest Rate Agreements entered into with one or more of the Lenders or any Affiliates thereof.

                           (b) "MORTGAGED PROPERTY": All of Mortgagor's right,
title interest and estate in (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater or additional estate therein as hereafter may be acquired by Mortgagor (the "LAND"), (2) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the "IMPROVEMENTS"; the Land and Improvements are collectively referred to as the "PREMISES"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to or installed in any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities now owned or hereafter acquired by Mortgagor, whether or not situated in easements (the "FIXTURES"), (4) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "LEASES"), (5) all of the rents, revenues, royalties, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "RENTS"), (6) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (7) all property tax refunds (the "TAX REFUNDS"),
(8) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the "PROCEEDS"), and (9) all of Mortgagor's right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements or Fixtures (the "CONDEMNATION AWARDS"). As used in this Mortgage, the term "MORTGAGED PROPERTY" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

                           (c) "OBLIGATIONS": All of the agreements, covenants,
conditions, warranties, representations and other Obligations of Mortgagor (including, without limitation, the obligation to repay the Indebtedness) under the Credit Agreement and the other Credit Documents.

                           (d) "UCC": The Uniform Commercial Code of Wisconsin
or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Wisconsin, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE II
                                      GRANT

                  SECTION 2.1 GRANT. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Mortgagee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee, subject to Permitted Encumbrances.

                                   ARTICLE III
                    WARRANTIES, REPRESENTATIONS AND COVENANTS

                  Mortgagor warrants, represents and covenants to Mortgagee as follows:

                  SECTION 3.1 TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS INSTRUMENT. Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Mortgage creates a valid, enforceable first priority lien and security interest against the Mortgaged Property, subject to Permitted Encumbrances.

                  SECTION 3.2 FIRST LIEN STATUS. Except as otherwise provided in the Credit Agreement, Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage. If any lien or security interest other than the Permitted Encumbrances or this Mortgage is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).

                  SECTION 3.3 REPLACEMENT OF FIXTURES AND PERSONALTY. Except as otherwise provided in the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Credit Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or first approved in writing by Mortgagee.

                  SECTION 3.4 INSPECTION. Mortgagor shall permit Mortgagee, the Lenders and their respective agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor located thereon, and to conduct such engineering studies as Mortgagee or the Lenders may reasonably require, provided that such inspections and studies shall be at

Lender's cost and expense and shall not materially interfere with the use and operation of the Mortgaged Property.

                  SECTION 3.5 OTHER COVENANTS.

                           (a) Condemnation Awards and Insurance Proceeds.

                           (b) Condemnation Awards. Mortgagor assigns all awards
and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, except to the extent otherwise provided by the terms of the Credit Agreement.

                           (c) Insurance Proceeds. To the extent provided by the
Credit Agreement. Mortgagor assigns to Mortgagee all of Mortgagor's right, title and interest in all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. If required under the Credit Agreement. Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorize and direct the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.

                                   ARTICLE IV
                             [INTENTIONALLY OMITTED]

                                    ARTICLE V
                             DEFAULT AND FORECLOSURE

                  SECTION 5.1 REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at Mortgagee's election, exercise any or all of the following rights, remedies and recourses:

                           (a) Acceleration. The Indebtedness shall
automatically become immediately due and payable, if required by the Credit Agreement and in accordance with the Credit Agreement, or if the Credit Agreement does not require automatic acceleration, Mortgagee may declare the Indebtedness to be immediately due and payable, pursuant to and in accordance with the Credit Agreement, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

                           (b) Entry on Mortgaged Property. To the extent
permitted by applicable law, enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

                           (c) Operation of Mortgaged Property. To the extent
permitted by applicable law, hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 5.7.

                           (d) Foreclosure and Sale. Institute proceedings for
the complete foreclosure of this Mortgage, either by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that ten (10) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof by, through or under Mortgagor. Mortgagee or any of the Lenders may be a purchaser at such sale and if Mortgagee is the highest bidder, Mortgagee may credit the portion of the purchase price that would be distributed to Mortgagee against the Indebtedness in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived to the extent permitted by applicable law.

                           (e) Receiver. To the extent permitted by applicable
law, make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 5.7.

                           (f) Other. Exercise all other rights, remedies and
recourses granted under the Credit Documents against Mortgagor.

                  SECTION 5.2 SEPARATE SALES. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

                  SECTION 5.3 REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE. Mortgagee and the Lenders shall have all rights, remedies and recourses against the Mortgaged Property granted in the Credit Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent,
(b) may be pursued separately, successively or concurrently against Mortgagor, or against the Mortgaged Property, at the sole discretion of Mortgagee or the Lenders, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee or the Lenders in the enforcement of any, rights, remedies or recourses under the Credit Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

                  SECTION 5.4 RELEASE OF AND RESORT TO COLLATERAL. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Credit Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

                  SECTION 5.5 WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) except as provided in the Credit Agreement, all notices of any Event of Default or of Mortgagee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Credit Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

                  SECTION 5.6 DISCONTINUANCE OF PROCEEDINGS. If Mortgagee or the Lenders shall have proceeded to invoke any right, remedy or recourse permitted under the Credit Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or the Lenders shall have the unqualified right to do so, to the extent permitted by applicable law, and, in such an event, to the extent permitted by applicable law, Mortgagor and Mortgagee or the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, this Mortgage, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee or the Lenders hereunder shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or the Lenders thereafter to exercise any right, remedy or recourse under this Mortgage for such Event of Default.

                           (a) Application of Proceeds. After the occurrence and
during the continuance of any Event of Default, subject to the terms of the Credit Agreement, the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the order provided therefor in the Credit Agreement unless otherwise required by applicable law:

                  SECTION 5.7 OCCUPANCY AFTER FORECLOSURE. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

                  SECTION 5.8 ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF ENFORCEMENT.

                           (a) Upon the occurrence and during the continuance of
any Event of Default, if allowed under the Credit Agreement, Mortgagee and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default pertaining to the Mortgaged Property in the name and on behalf of Mortgagor. All reasonable sums advanced and expenses incurred at any time by Mortgagee or any Lender under this Section 5.9, or otherwise under this Mortgage shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Mortgage.

                           (b) Mortgagor shall pay all reasonable expenses
(including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage, or the enforcement, compromise or settlement of the Indebtedness under this Mortgage and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee or the Lenders in respect of this Mortgage by litigation or otherwise.

                  SECTION 5.9 NO MORTGAGEE IN POSSESSION. To the extent permitted by applicable law, neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Mortgagee or the Lenders under the Credit Documents, at law or in equity shall cause Mortgagee or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                    ARTICLE V1
                         ASSIGNMENT OF RENTS AND LEASES

                  SECTION 6.1 ASSIGNMENT. In furtherance of and in addition to the assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing. Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

                  SECTION 6.2 PERFECTION UPON RECORDATION. Mortgagor acknowledges that Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage. Mortgagee's interest in the Rents shall be deemed to be fully perfected, "choate" and enforced as to Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "BANKRUPTCY CODE"), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

                  SECTION 6.3 BANKRUPTCY PROVISIONS. Without limitation of the absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a "security agreement" for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

                  SECTION 6.4 NO MERGER OF ESTATES. So long as part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

                                   ARTICLE VII
                               SECURITY AGREEMENT

                  SECTION 7.1 SECURITY INTEREST. This Mortgage constitutes a "security agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Fixtures, Leases, Rents, Tax Refunds, Proceeds, and Condemnation Awards. To this end. Mortgagor grants to Mortgagee a first and prior security interest in the Fixtures, Leases, Rents, Tax Refunds, Proceeds, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to all such personal property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Fixtures, Leases, Rents, Tax Refunds, Proceeds, and Condemnation Awards sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

                  SECTION 7.2 FINANCING STATEMENTS; CHIEF EXECUTIVE OFFICE. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee's security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor's chief executive office is in the State of Georgia at the address set forth in the first paragraph of this Mortgage.

                  SECTION 7.3 FIXTURE FILING. This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. The address of Mortgagor (the debtor) and the address of Mortgagee (the secured party) appear in Exhibit B attached to this Mortgage.

                                  ARTICLE VIII
                             [INTENTIONALLY OMITTED]

                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.1 NOTICES. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 10.1 of the Credit Agreement.

                  SECTION 9.2 COVENANTS RUNNING WITH THE LAND. All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Mortgagor" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Credit Documents to the extent but only to the extent they bind Mortgagor; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

                  SECTION 9.3 CHANGE IN TAX LAW. Upon the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (i) deducting or allowing Mortgagor to deduct from the value of the Mortgaged Property for the purpose of taxation any lien or security interest thereon or (ii) subjecting Mortgagee or any of the Lenders to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Indebtedness or Mortgagee, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Indebtedness, or to reduce the amount of any payments receivable hereunder, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee and the Lenders additional amounts to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful, or taxable to Mortgagee, or would constitute usury or render the Indebtedness wholly or partially usurious under applicable law, then Mortgagor shall pay or reimburse Mortgagee or the Lenders for payment of the lawful and non-usurious portion thereof.

                  SECTION 9.4 MORTGAGE TAX. Mortgagor shall (i) pay when due any tax imposed upon it or upon Mortgagee or any Lender pursuant to the tax law of the state in which the Mortgaged Property is located in connection with the execution, delivery and recordation of this Mortgage and any of the other Credit Documents, and (ii) prepare, execute and file any form required to be prepared, executed and filed in connection therewith.

                  SECTION 9.5 ATTORNEY IN FACT. Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact with full power of substitution, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, if Mortgagor shall fail to do so within thirty (30) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Fixtures, Leases, Rents, Tax Refunds, Proceeds, and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Mortgaged Property, and (d) upon the occurrence and during the continuance of any Event of Default, to perform any obligation of Mortgagor hereunder, however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the rate or rates at which interest is then computed on the Indebtedness; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee: and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.5.

                  SECTION 9.6 SUCCESSORS AND ASSIGNS. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Except as otherwise permitted by the Credit Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

                  SECTION 9.7 NO WAIVER. Any failure by Mortgagee or the Lenders to insist upon strict performance of any of the terms, provisions or conditions of this Mortgage shall not be deemed to be a waiver of same, and Mortgagee and the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

                  SECTION 9.8 CREDIT AGREEMENT. If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.

                  SECTION 9.9 RELEASE OR RECONVEYANCE. Upon payment in full of the Indebtedness and performance in full of the Obligations, Mortgagee, at Mortgagor's expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor.

                  SECTION 9.10 WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Indebtedness secured hereby, or any rights or remedies of Mortgagee hereunder.

                  SECTION 9.11 APPLICABLE LAW. The provisions of this Mortgage regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Mortgage shall be governed by the laws of the State of New York (including, without limitation, Section 5 1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

                  SECTION 9.12 HEADINGS. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

                  SECTION 9.13 ENTIRE AGREEMENT. This Mortgage and the other Credit Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

                  SECTION 9.14 REDUCTION OF SECURED AMOUNT. In the event that the amount secured by the Mortgage is less than the aggregate Indebtedness evidenced by the Mortgage Notes, then the amount secured shall be reduced only by the last and final sums that Mortgagor or Borrower repays with respect to the Indebtedness and shall not be reduced by any intervening repayments of the Indebtedness. So long as the balance of the Indebtedness exceeds the amount secured, any payments of the Indebtedness shall not be deemed to be applied against, or to reduce, the portion of the Indebtedness secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Indebtedness as are secured by other collateral located outside of the state in which the Mortgaged Property is located or as are unsecured.

                                    ARTICLE X
                              LOCAL LAW PROVISIONS

                  SECTION 10.1 1NCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article 10 and the other provisions of this Mortgage, the terms and conditions of this Article 10 shall control and be binding, except as to Section 9.8, in which event Section
9.8 shall control.

                  SECTION 10.2 STATUTORY PROVISIONS. Mortgagor hereby agrees to the provisions of Sections 846.101 and 846.103, Wisconsin Statutes, as the same may be amended or renumbered from time to time, providing for a reduced period of redemption between foreclosure judgment and sale upon Mortgagee's waiving the right to any judgment for deficiency, and consenting to Mortgagor's remaining in possession of the Mortgaged Property and collecting all Rents therefrom, up to the court's confirmation of the foreclosure sale.

                  SECTION 10.3 TERMINATION OF LICENSE TO COLLECT RENTS. In addition to and without limiting the provisions of Section 6.1 hereof, the revocable license therein granted from Mortgagee to Mortgagor permitting Mortgagor to exercise all rights extended to the landlord under the Leases (including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same) shall automatically expire and terminate if, after the occurrence and during the continuance of an Event of Default, at Mortgagee's option and in addition to any other rights and remedies of Mortgagee under this Mortgage and the other Credit Documents, Mortgagee: (a) takes possession of the Premises; (b) moves or applies for the appointment of a receiver; (c) files or commences an action to foreclose this Mortgage; (d) gives written or verbal notice to Mortgagor that an Event of Default has occurred and is continuing; (e) sends a notice to any of the tenants directing that Rents be paid directly to Mortgagee; or (f) collects Rents directly from any of the tenants.

                  IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgment hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

MORTGAGOR:                                 THE SIMMONS MANUFACTURING
                                           CO.. LLC. a Delaware corporation

[Corporate Seal]                           By:   /s/ William S. Creekmuir
                                                 ---------------------------
                                           Name:  William S. Creekmuir
                                           Title: Executive Vice President

This instrument prepared by:
Jay Sobel, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

STATE OF NEW YORK  )
                   ) SS.:
COUNTY OF NEW YORK )

                  The foregoing instrument was acknowledged before me this 18 day of December, 2003. by /s/ WILLIAM S. CREEKMUIR as Executive Vice President of THE SIMMONS MANUFACTURING CO., LLC on behalf of the corporation.

                                        /s/ Colin O'Connor
                                        -------------------------------------

                                        Print Name: Colin O'Connor

[Notarial Seal]                         Notary Public, New York, State
                                        of New York

                                        My Commission Expires: Sept. 28, 2006

                                                      [STAMP]

                                    EXHIBIT A

                                 (See attached)

                                    Exh. A-1

445053.04-New York Server 5A - MSW

                                    EXHIBIT B

                                 UCC INFORMATION

DEBTOR:

Name:                                     The Simmons Manufacturing Co., LLC
Corporate Structure:                      a Delaware limited liability company
Notice Address:                           c/o Simmons Company
                                          One Concourse Parkway
                                          Suite 600
                                          Atlanta, Georgia 30328
                                          Attn: Roger Franklin

State in which Mortgagor's
Chief Executive Office is
located:                                  Georgia

SECURED PARTY:

Deutsche Bank AG, New York Branch
60 Wall Street
New York, New York 10005

Secured Party acts as Administrative Agent for the Lenders party from time to time to the Credit Agreement. Information regarding the security interest held by the Lenders, for which Secured Party acts as Administrative Agent, may be obtained by contacting Secured Party at the address set forth above.

                                    Exh. B-1

445053.04-New York Server 5A - MSW

                                                                    EXHIBIT L TO
                                                   CREDIT AND GUARANTY AGREEMENT

                          CERTAIN ADJUSTMENTS TO EBITDA

FOUR-FISCAL QUARTER PERIOD ENDING:              CONSOLIDATED ADJUSTED EBITDA:
March 31,2003                                            $29,066,000
June 30, 2003                                            $30,212,000
September 30, 2003                                       $37,117,000

                                  EXHIBIT L-1

EXHIBITS TO                                                            EXECUTION
CREDIT AND GUARANTY AGREEMENT
443102-New York Server 5A

                                                                    EXHIBIT M TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                JOINDER AGREEMENT

                  THIS JOINDER AGREEMENT, dated as of [_________________ ____, 200_] (this "AGREEMENT"), by and among [NEW LENDERS] (each a "LENDER" and collectively the "LENDERS"), THL-SC BEDDING COMPANY ("HOLDINGS"), SIMMONS COMPANY (as successor to THL Bedding Company), a Delaware corporation ("COMPANY"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors ("SUBSIDIARIES"), GOLDMAN SACHS CREDIT PARTNERS L.P., and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent.

                                    RECITALS:

                  WHEREAS, reference is hereby made to the CREDIT AND GUARANTY AGREEMENT, dated as of December 19, 2003 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among HOLDINGS, COMPANY, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Bookrunner, Joint Lead Arranger and Co-Syndication Agent, UBS SECURITIES, LLC, as Joint Lead Arranger and Co-Syndication Agent, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent, and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agent; and

                  WHEREAS, subject to the terms and conditions of the Credit Agreement, Company may increase the existing Revolving Loan Commitments and/or obtain New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders and/or New Revolving Loan Lenders, as applicable.

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  Each Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

                  Each Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this "AGREEMENT"); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent, the Collateral Agent and each Co-Syndication Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent, the Collateral Agent and each Co-Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                                   EXHIBIT M-l

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CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         Each Lender hereby agrees to make its Commitment on the following terms and conditions(1):

1.       APPLICABLE MARGIN: The Applicable Margin for each Series [   ] New Term
         Loan shall mean, as of any date of determination, a percentage per annum as set forth below:

         SERIES [   ] NEW TERM LOANS
--------------------------------------------------
    TOTAL           EURODOLLAR
LEVERAGE RATIO      RATE LOANS     BASE RATE LOANS
--------------------------------------------------
____:____               %                  %

2. PRINCIPAL PAYMENTS. Company shall make principal payments on the Series [ ] New Term Loans in installments on the dates and in the amounts set forth below:

       (A)                       (B)
                              SCHEDULED
    PAYMENT                 REPAYMENT OF
      DATE             SERIES[ ] NEW TERM LOANS
-----------------------------------------------
                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

                            $____________

-----------------
(1) Insert completed items 1 - 7 as applicable, with respect to New Term Loans with such modifications as may be agreed to by the parties hereto to the extent consistent with Section 2.25 of the Credit Agreement.

                                   EXHIBIT M-2
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

      (A)                        (B)
                              SCHEDULED
    PAYMENT                 REPAYMENT OF
     DATE              SERIES [ ] NEW TERM LOANS
------------------------------------------------
                            $____________

                            $____________

TOTAL                       $____________

3. VOLUNTARY AND MANDATORY PREPAYMENTS. Scheduled installments of principal of the [Series [ ]] New Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the [Series [ ]] New Term Loans in accordance with Sections 2.11, 2.12 and 2.13 of the Credit Agreement respectively.

4. PROPOSED BORROWING. This Agreement represents Company's request to borrow [Series [ ] New Term Loans] from New Term Loan Lender as follows (the "PROPOSED BORROWING"):

         a.       Business Day of Proposed Borrowing: _____________,________

         b.       Amount of Proposed Borrowing: $_________________________

         c.                     Interest rate option:    [ ]   a.     Base Rate
                                     Loan( s)

                                [ ] b. Eurodollar Rate
                                       Loans with an
                                       initial Interest
                                       Period of __month(s)

5. [NEW LENDERS. Each [New Term Loan Lender] [New Revolving Loan Lender] acknowledges and agrees that upon its execution of this Agreement [and the making of [New Term Loans] Series ________, New Term Loans] that such [New Term Loan Lender] [New Revolving Loan Lender] shall become a "Lender" under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender therender.](2)

6. CREDIT AGREEMENT GOVERNS. Except as set forth in this Agreement, [New Revolving Loans] [Series [ ] New Term Loans] shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

7. COMPANY'S CERTIFICATIONS. By its execution of this Agreement, the undersigned officer, to his or her knowledge, on behalf of Company, and not individually, hereby certifies that:

                  i. The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an

-----------------------
(2) Insert bracketed language if the lending institution is not already a Lender.

                                   EXHIBIT M-3
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A
                           earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

                  ii. No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default.

8. COMPANY COVENANTS. By its execution of this Agreement, Company hereby covenants that:

                  i.       [COMPANY shall make any payments required pursuant to
                           Section 2.18(c) of the Credit Agreement in connection with the New Revolving Loan commitments](3)

                  ii. COMPANY shall deliver or cause to be delivered a legal opinion from Weil, Gotshal & Manges LLP, together with all other documents reasonably requested by Administrative Agent in connection with this Agreement; and

                  iii. Set forth on the attached Officers' Certificate are the calculations (in reasonable detail) demonstrating compliance on a Pro Forma Basis with the financial tests described in Section 6.6 of the Credit Agreement.

9. ELIGIBLE ASSIGNEE. By its execution of this Agreement, each [New Term Loan Lender] [New Revolving Loan Lender] represents and warrants that it is an Eligible Assignee.

10. NOTICE. For purposes of the Credit Agreement, the initial notice address of each [New Term Loan Lender] [New Revolving Loan Lender] shall be as set forth below its signature below.

10. TAX CERTIFICATIONS. For each [New Revolving Loan Lender] [New Term Loan Lender], delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such [New Revolving Loan Lender] [New Term Loan Lender] may be required to deliver to Administrative Agent pursuant to the Credit Agreement.

12. RECORDATION OF THE NEW LOANS. Upon execution and delivery hereof, Administrative Agent will record the [Series [ ] New Terms Loan] [New Revolving Loans] made by [New Term Loan Lenders] [New Revolving Loan Lenders] in the Register.

13. AMENDMENT, MODIFICATION AND WAIVER. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

14. ENTIRE AGREEMENT. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE

----------------------
(3) Select this provision in the circumstance where the Lender is a New Revolving Loan Lender.

                                   EXHIBIT M-4

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

         CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

17. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

            [The remainder of this page is intentionally left blank.]

                                   EXHIBIT M-5

EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                  IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date above first written.

                                [NAME OF LENDER]

                                By:_________________________________________
                                Name:
                                Title:

                                Notice Address:

                                Attention:
                                Telephone:
                                Facsimile:

                                SIMMONS COMPANY

                                By: ________________________________________
                                Name:
                                Title:

                                [ADD ALL GUARANTORS]

                                   EXHIBIT M-6
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

CONSENTED TO BY:

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:   _________________________
      Name:
      Title:

DEUTSCHE BANK AG, NEW YORK BRANCH
as Administrative Agent

By:   _________________________
      Name:
      Title:

                                   EXHIBIT M-7
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                      SCHEDULE A
                                                            TO JOINDER AGREEMENT

NAME OF LENDER            TYPE OF COMMITMENT                       AMOUNT
--------------        --------------------------        -----------------------------
[           ]         [New Term Loan Commitment]                     $ ______________
                      [New Revolving Loan
                      Commitment]

                                                        Total: $________________

                                   EXHIBIT M-8
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A

                                                                    EXHIBIT N TO
                                                   CREDIT AND GUARANTY AGREEMENT

                                    See TAB 3

                                   EXHIBIT N-1
EXHIBITS TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION
443102-New York Server 5A